Exhibit 10.1

SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT executed by and among WAYSIDE TECHNOLOGY GROUP, INC., and LIFEBOAT DISTRIBUTION, INC., and TECHXTEND, INC., and PROGRAMMER’S PARADISE, INC., and ISP INTERNATIONAL SOFTWARE PARTNERS, INC., on a joint and several basis as Co-Borrowers and CITIBANK, N.A., as the Lender Dated: November IC , 2017 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT] US_ACTIVE-136457642 8-NJVALVAN

TABLE OF CONTENTS

Page

PREAMBLE AND RECITALS 1

ARTICLE I

DEFINITIONS; RULES OF INTERPRETATION AND CONSTRUCTION; AND ACCOUNTING

Section 1.01 Definitions 2
Section 1.02 Rules of Interpretation and Construction 18
Section 1.03 Accounting Principles 19
Section 1.04 Interpretation and Construction of Exceptions/Carveouts to Article VII Negative Covenants 20

ARTICLE II

AMOUNT AND TERMS FOR THE LOAN FACILITY

Section 2.01 Loan Facility 20
Section 2.02 Interest on the Loan Facility 22
Section 2.03 Fees 24
Section 2.04 Prepayments 24
Section 2.05 Payments; Collection of Accounts 24
Section 2.06 Special Provisions Governing LIBOR Rate Loans 25
Section 2.07 Increased Capital; Increased Costs Generally 26
Section 2.08 Authorized Officers of the Co-Borrowers 27
Section 2.09 Taxes 27
Section 2.10 Security for the Loan Facility 28
Section 2.11 Cash Management Services 28

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01 Conditions Precedent to the Effectiveness of this Loan Agreement 28
Section 3.02 Conditions Precedent to All Loans 30

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties on the Closing Date 30
Section 4.02 Subsequent Funding Representations and Warranties 39

ii

[SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

ARTICLE V REPORTING COVENANTS Section 5.01 Statement of Accounting 39 Section 5.02 Reporting and Information Requirements 39 Section 5.03 Environmental Notices 43 Section 5.04 Notice of Name Changes and Location Changes 43 Section 5.05 Tax Shelter Provisions 43 ARTICLE VI AFFIRMATIVE COVENANTS Section 6.01 Corporate Existence, etc 43 Section 6.02 Corporate Powers, etc. 44 Section 6.03 Compliance with Laws, etc. 44 Section 6.04 Payment of Taxes and Claims; Other Debts 44 Section 6.05 Maintenance of Properties; Insurance 44 Section 6.06 Inspection of Property; Books and Records; Disclosure 45 Section 6.07 Litigation, Claims, etc 45 Section 6.08 Labor Disputes 45 Section 6.09 Maintenance of Licenses, Permits, etc. 45 Section 6.10 Use of Proceeds 46 Section 6.11 Continuation of or Change in Business 46 Section 6.12 Bank of Account 46 Section 6.13 Addition of Future Co-Borrowers 46 Section 6.14 Post-Closing Undertakings 46 ARTICLE VII NEGATIVE COVENANTS Section 7.01 Debt 46 Section 7.02 Sale of Assets; Additional Liens 47 Section 7.03 Loans, Advances and Investments 48 Section 7.04 Restriction on Fundamental Changes 48 Section 7.05 ERISA 49 Section 7.06 Amendment of Corporate Documents 49 Section 7.07 Margin Regulations 49 Section 7.08 Cancellation of Debt 49 Section 7.09 Environmental Liabilities 49 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 7.10 Guaranties 49 Section 7.11 Operating and Capitalized Leases 50 Section 7.12 Anti-Terrorism Laws 50 Section 7.13 Tax Shelter Regulations 50 Section 7.14 Transactions with Shareholders, Subsidiaries and Affiliates 50 Section 7.15 Fiscal Years 50 Section 7.16 KeyBank Assignment Agreement, etc. 50 ARTICLE VIII FINANCIAL COVENANTS Section 8.01 Minimum Debt Service Coverage Ratio 51 Section 8.02 Maximum Leverage Ratio 51 Section 8.03 Minimum Collateral Coverage Ratio 51 ARTICLE IX EVENTS OF DEFAULT; RIGHTS AND REMEDIES Section 9.01 Events of Default 51 Section 9.02 Rights and Remedies 53 Section 9.03 Application of Proceeds 53 Section 9.04 No Notices 54 Section 9.05 Agreement to Pay Attorneys’ Fees and Expenses 54 Section 9.06 No Additional Waiver Implied by One Waiver 54 Section 9.07 Failure to Exercise Rights 54 Section 9.08 WAIVER OF JURY TRIAL 54 Section 9.09 Remedies Cumulative 55 ARTICLE X MISCELLANEOUS Section 10.01 Expenses 55 Section 10.02 Indemnity 55 Section 10.03 Amendments and Waivers 56 Section 10.04 Independence of Covenants 56 Section 10.05 Notices 56 Section 10.06 Survival of Warranties and Agreements 57 Section 10.07 Marshaling; Recourse to Security; Payments Set Aside 57 Section 10.08 Severability 57 Section 10.09 Governing Law 57 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 10.10	Successors and Assigns	57
Section 10.11	CONSENT TO JURISDICTION AND SERVICE OF PROCESS	57
Section 10.12	Counterparts; Effectiveness; Inconsistencies	58
Section 10.13	Construction	58
Section 10.14	Entire Agreement/Integration Clause	58
Section 10.15	Lender's Right to Pledge and/or Assign Loan Documents to Federal Reserve Banks	58
Section 10.16	Right to Sell a Portion of the Loans to a Third Party; Right to Sell a Portion of the Loans to a Prospective Participant	58
Section 10.17	Replacement of Lost Promissory Note or Collateral Documents	59
Section 10.18	Right of Setoff (Conditional)	59
Section 10.19	Status of Parties	60
Section 10.20	JOINT AND SEVERAL OBLIGATIONS; MAXIMUM LIABILITY	60
Section 10.21	Credit Support Document	63

SCHEDULES

Schedule 1.01(A)	Eurodollar Affiliates
Schedule 1.01(P)	Permitted Encumbrances
Schedule 4.01(i)	Organization; Corporate Powers
Schedule 4.01(vii)	Pending Actions, Suits, Proceedings, Governmental Investigations or Arbitrations
Schedule 4.01(ix)	Payment of Taxes
Schedule 4.01(xv)	Patents, Trademarks, Permits, Etc.
Schedule 4.01(xvii)	ERISA
Schedule 4.01(xxi)	Existing Insurance Policies, Programs and Claims
Schedule 4.01(xxxi)	Locations of Collateral
Schedule 6.05	Insurance Policies and Programs
Schedule 7.01(iii)	Permitted Existing Debt
Schedule 7.03	Existing Loans and Investments

EXHIBIT

Exhibit "A"	KeyBank Assignment Agreement
Exhibit "B"	Form of Notice of Borrowing

v

[SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (hereinafter, as it may be from time to time amended, modified, extended. renewed, substituted, and/or supplemented, referred to as this “Loan Agreement”), is made as of November 1 , 2017, by and among WAYSIDE TECHNOLOGY GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Wayside”), AND LIFEBOAT DISTRIBUTION, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Lifeboat”), AND TECHXTEND, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Techxtend”), AND PROGRAMMER’S PARADISE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Programmer’s Paradise”), AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “1SP” and hereinafter Wayside, Lifeboat, Techxtend, Programmer’s Paradise, and ISP shall be collectively referred to as the “Co-Borrowers” and each individually as a “Co-Borrower”), AND CITIBANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an address located at 99 Wood Avenue South, 2nd floor, Iselin, New Jersey 08830 (hereinafter referred to as the “Lender”). WITNESSETH: WHEREAS, pursuant to the terms, conditions, and provisions of that certain Business Loan Agreement dated as of January 4, 2013 (hereinafter referred to as the “Original Loan Agreement”), executed by and among Wayside, Lifeboat, Techxtend, Programmer’s Paradise, and the Lender, the Lender made available to Wayside, Lifeboat, Techxtend, and Programmer’s Paradise a secured electronic line of credit loan facility in the maximum principal amount of up to $10,000,000.00 for the purposes of providing working capital and for general corporate purposes; and 1 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder and Amendment Agreement dated as of March 29, 2013 (hereinafter referred to as the “Joinder and Amendment Agreement dated executed by and among, inter alia, the Co-Borrowers and the Lender, the parties thereto agreed to amend and modify, inter alia, the Original Loan Agreement for the purposes more particularly set forth therein (hereinafter the Original Loan Agreement, as amended by the Joinder and Amendment Agreement, shall be referred to as the “Existing Loan Agreement”); and WHEREAS, the Co-Borrowers and the Lender have agreed to enter into this Loan Agreement for the purpose of amending and restating all of the terms, conditions, and provisions of the Existing Loan Agreement. NOW, THEREFORE, IN CONSIDERATION OF THESE PREMISES AND THE MUTUAL REPRESENTATIONS, COVENANTS AND AGREEMENTS OF THE CO- BORROWERS AND THE LENDER, EACH PARTY BINDING ITSELF AND ITS SUCCESSORS AND/OR ASSIGNS, HEREBY PROMISES, COVENANTS AND AGREES TO AMEND, MODIFY AND RESTATE THE EXISTING LOAN AGREEMENT WITH ALL OF THE TERMS, CONDITIONS, AND PROVISIONS SET FORTH HEREINBELOW AND ALL OF THE TERMS, CONDITIONS, AND PROVISIONS OF THE EXISTING LOAN AGREEMENT ARE HEREBY DEEMED AMENDED, MODIFIED, SUPERSEDED, SUBSTITUTED, AND REPLACED BY THE FOLLOWING: ARTICLE I DEFINITIONS; RULES OF INTERPRETATION AND CONSTRUCTION; AND ACCOUNTING Section 1.01 Definitions. The following terms, as used in this Loan Agreement, shall have the following meanings, unless the context expressly indicates and requires otherwise: “Accounts” or “Account Receivable” or “Accounts Receivable” shall mean any “account”, as such term is defined in Section 9-102 of the Uniform Commercial Code of each State where applicable (or any successor section of the Uniform Commercial Code), whether now owned or hereafter acquired by the Co-Borrowers and, in any event, includes, without limitation, all accounts and other forms of obligations now or hereafter arising out of or acquired in the course of or in connection with any business of the Co-Borrowers, together with any and all liens, guaranties, securities, rights, remedies and privileges pertaining to any of the foregoing, whether now existing or hereafter created or arising, and all rights with respect to returned and repossessed items of Inventory. “Affiliate” shall mean, with respect to a specified Person, another Person which or who directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Person specified; provided, however, natural persons and minority partners or owners of any said Person shall not be deemed to be an Affiliate for purposes of this definition. For the purposes of the preceding sentence, “controls” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and in any case shall include direct or indirect ownership (beneficially or of record) of, or direct or indirect power to vote, ten percent (10%) or more of the outstanding shares of any class of capital stock of such Person (or in the case of a Person that is not a corporation, ten percent (10%) or more of any class of equity interest). 2 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Anti-Terrorism I saws” shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced). “Authorized Officer” shall mean, with respect to any Co-Borrower, those corporate officers of such Co-Borrower whose signatures and incumbency shall have been certified to the Lender pursuant to an Officer’s Certificate delivered on the Closing Date or any other form of resolution or certification delivered to and approved by the Lender after the Closing Date. “Bankruptcy Code” shall mean Title 11 of the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as amended and/or modified from time to time, or any successor statute. “Benefit Plan” shall mean a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which any of the Co-Borrowers or an ERISA Affiliate is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA. “Blocked Person” shall have the meaning assigned and ascribed to such term as set forth in Section 4.01(xxxv) of this Loan Agreement. “Borrowing” shall mean a borrowing or borrowings consisting of Loans of the same type made on the same day by the Lender. “Borrowing Date” shall mean with respect to any Loan, any Business Day specified in any Notice of Borrowing delivered to the Lender by the Co-Borrowers in accordance with the terms, conditions, and provisions of Section 2.01( i i) of this Loan Agreement, as the date upon which the Co-Borrowers request the Lender to make available a Loan hereunder and upon which such Loan is made. “Business Day” shall mean (a) any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in New York, New York, and/or (b) if the applicable Business Day relates to the Loan Facility at any time while the Loan Facility is bearing interest based upon the LIBOR Rate, such day must also be a day on which dealings are carried on in the London interbank market and banks are open for business in London. “Capital Expenditures” shall mean, for any test period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during such test period) of the Co-Borrowers which would be properly classified as capital expenditures in accordance with Generally Accepted Accounting Principles (including, without limitation, expenditures for maintenance and repairs which are capitalized, and Capitalized Leases to the extent an asset is recorded or should be recorded in connection therewith in accordance with Generally Accepted Accounting Principles). “Capitalized Lease” and “Capitalized Leases” shall mean at any time any lease which is, or is required under Generally Accepted Accounting Principles to be, capitalized on the balance sheet of the lessee at such time. “Capitalized Lease Obligations” shall mean all monetary obligations of any Person to pay rent or other amounts under any lease (or similar arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capitalized Leases, in accordance with Generally Accepted Accounting Principles. 3 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Cash and Cash Equivalents” shall mean all unencumbered and unrestricted (i) cash and cash equivalents and (ii) any of the following: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two (2) of Standard & Poor’s Corporation, Moody’s Investors Service, Inc., Duff and Phelps or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to the Lender) and not listed for possible down-grade in Credit Watch published by Standard & Poor’s Corporation; (c) commercial paper of a corporation having a net worth of not less than $500,000,000.00, other than commercial paper issued by either Co-Borrower, maturing no more than two hundred seventy (270) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc.; (d) domestic certificates of deposit or domestic time deposits or repurchase agreements maturing within one (1) year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $1,000,000,000.00, which commercial bank has a rating of at least A-1 or P-1 from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc.; (e) any funds deposited or invested by either Co- Borrower in accounts maintained with the Lender; and (f) money market funds having assets under management in excess of $2,000,000,000.00. “Cash Management Agreement” shall mean a collective reference to (i) that certain Master Cash Management Service Agreement dated June 2, 2017, executed by and among Wayside, Lifeboat, Techxtend, and Programmer’s Paradise and the Lender, as it may have been from time to time amended, modified, extended, renewed, substituted and/or supplemented, (ii) that certain Supplement to Master Cash Management Service Agreement CitiBusiness Commercial Loan Sweep dated June 2, 2017, executed by and among Wayside, Lifeboat, Techxtend, and Programmer’s Paradise and the Lender, as it may have been from time to time amended, modified, extended, renewed, substituted and/or supplemented, and (iii) the CitiBusiness Online Agreement, as any of the foregoing may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding any term, condition, or provision of this definition to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Claim” or “Claims” shall mean any claim or demand, by any Person, of any kind or nature, for any alleged Liabilities and Costs, based on a dispute and whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, permit, ordinance or regulation, common law or otherwise. 4 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Closing Date” shall mean the date upon which this Loan Agreement is executed by the Lender and the Co-Borrowers, and the conditions set forth in Section 3.01 of this Loan Agreement have been completed and fulfilled to the satisfaction of the Lender. “Co-Borrowers” and “Co-Borrower” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Code” shall mean a collective reference to the Internal Revenue Code of 1986, as amended, any successor statute of similar import, and any and all regulations promulgated thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections and to such sections as they may be amended from time to time. “Col lateral” shall mean all property, assets, contracts, interests, and/or rights on or in which a Lien is or has been granted to the Lender pursuant to this Loan Agreement, the Security Agreement, and/or any other Collateral Documents provided for herein or therein or delivered or to be delivered hereunder or thereunder, as any such Collateral Documents may be amended, extended, renewed, substituted, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof. “Collateral Coverage Ratio” shall mean, as of any date of determination thereof, the ratio of (i) Accounts Receivable from account debtors located in the United States of America which have not remained unpaid for more than ninety (90) days from and after their invoice date —to- (ii) the outstanding principal balance of the Loan Facility. “Collateral Documents” shall mean the collective reference to the Security Agreement, the Pledge Agreement, and any other security agreements, collateral assignments, instruments, documents, certificates, or agreements executed and delivered by, or on behalf of, the Co-Borrowers to the Lender, at any time pursuant to or in connection with the Loan Facility to create, continue, or evidence Liens to secure the Obligations. “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation” shall mean with respect to any Person, any provision of any Securities issued by said Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which said Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting said Person or any of its properties). “Customary Permitted Lions” shall mean (i) Liens (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other like Liens (other than any Lien imposed under ERISA) imposed by Law, including, without limitation, Liens in favor of any Governmental Authority securing progress payments made under government contracts created in the ordinary course of business and for amounts not yet due 5 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provision are being maintained in accordance with Generally Accepted Accounting Principles; (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers’ compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts, statutory obligations and other similar obligations or arising as a result of progress payments or deposits under government contracts (including foreign government contracts); (iv) Liens arising out of and with respect to customer deposits made in the ordinary course of the Co-Borrowers’ business; (v) Liens arising as a result of the filing of any financing statement under any applicable state uniform commercial code or comparable Law of any jurisdiction covering consigned or leased goods which do not constitute assets of the Co-Borrowers and which is not intended as security; and (vi) extensions, renewals or replacements of any Lien referred to in clauses ( i) through (v) above; provided that (a) in the case of clauses (i) through (v_) above, the principal amount of the obligation secured thereby is not increased and (b) any such extension, renewal or replacement is limited to the property originally encumbered thereby; provided, however, to the extent that the amount of obligations of the Co-Borrowers arising from claims being contested in good faith secured by such Liens in clauses (i) and (ii) above exceeds $25,000.00 in the aggregate, the Co-Borrowers shall have set aside full cash reserves in the amount of such obligations. “Debt” shall mean with respect to any Person the aggregate sum of the following items as such items appear on a balance sheet of such Person in accordance with Generally Accepted Accounting Principles: (i) the unpaid principal balance of all indebtedness or liability for money borrowed or owed by such Person from time to time (including any renewals, extensions and refinancings thereof), whether or not the indebtedness was heretofore or hereafter created, issued, incurred, assumed or guarantied; (ii) the unpaid principal balance of all indebtedness or liability for the deferred purchase price of property or services incurred (including all trade obligations incurred in the ordinary course of business); (iii) all obligations as lessee under leases which have been or should be recorded as Capitalized Lease Obligations; (iv) all current obligations in respect of any unfunded vested benefits under any Plan covered by Title IV of ERISA; (v) all obligations, contingent or otherwise relative to the face amount of all letters of credit issued for such Person’s account, whether or not drawn; (vi) all obligations arising under bankers acceptances or letters of credit created or issued for the account of such Person; (vii) all guarantees, endorsements and other contingent obligations to purchase, to provide funds for payments, to supply funds to invest in such Person or otherwise to assure a creditor against loss; (viii) all obligations secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed; and (ix) all other liabilities shown on such Person’s balance sheet as “liabilities” in accordance with Generally Accepted Accounting Principles. “Debt Service Cove Ratio” shall mean, with respect to the Co-Borrowers, as of any date of determination thereof, the ratio of (i) the difference between (a) EBITDA for the period of four (4) consecutive fiscal quarters immediately preceding said date of determination taken together as one accounting period, minus (b) all Capital Expenditures incurred by the Co-Borrowers during said test period which Capital Expenditures were not funded out of incremental equity or long term Debt, minus 6 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(c) all cash charges against income of the Co-Borrowers for foreign, Federal, state and local taxes during such test period; minus (d) all cash distributions made by the Co-Borrowers to or for the benefit of their shareholders during said test period (which, for the purposes of clarity, shall not be deemed to include payments made upon repurchase of issued and outstanding capital stock of Wayside from the stockholders of Wayside), which cash distributions shall be net of any capital contributions made by such shareholders to the Co-Borrowers -to- (ii) the sum of (a) the current portion of all long term Debt of the Co-Borrowers (excluding; any amounts outstanding on the Loan Facility as of any date of determination) plus (b) the current portion of Capitalized Lease Obligations as of any date of determination plus (c) cash interest expense on all Debt of the Co-Borrowers for said test period, all as calculated in accordance with Generally Accepted Accounting Principles. “Debtor Relief Laws” shall have the meaning assigned and ascribed to such term as set forth in Section l 0,20( iv) hereof. “Default Rate” shall mean a rate of interest equal to four percent (4.0%) above the Prime Rate then in effect, such rate of interest to adjust automatically as and when the Prime Rate changes. “DOL” shall mean the United States Department of Labor and any successor department or agency. “Dollar”, “Dollars” and the symbol “$” shall mean lawful money of the United States of America. “ER !TIM” shall mean, as of any date of determination thereof, for the period of four (4) consecutive fiscal quarters immediately preceding said date of determination taken together as one accounting period, an amount equal to the sum of (i) the Net Income for the Co-Borrowers for such test period, plus (ii) all gross interest expense on all Debt of the Co-Borrowers for such test period, plus (iii) all charges against income of the Co-Borrowers for foreign, Federal, state, and local income taxes for such test period, plus (iv) all depreciation expense for the Co-Borrowers for such test period, plus (v) all amortization expense for the Co-Borrowers for such test period, plus (vi) non-cash stock based compensation paid to or for the benefit of the shareholders of the Co-Borrowers during said test period; provided, however, that any calculation of EBITDA shall exclude therefrom certain items, all as approved by the Lender in its sole and absolute discretion, which items may include, without limitation, any (a) extraordinary items, (b) gains and losses from the sale of assets in connection with any sale/leaseback transaction or arrangement, and (c) the results of discontinued operations, all as determined in accordance with Generally Accepted Accounting Principles, and all to the extent not previously eliminated in the calculation of Net Income. “Environment” shall mean all air, surface water, water, vapor, groundwater, drinking water supply or land, including land surface or subsurface, and includes all fish, wildlife, biota and all other natural resources. “Environmental Approval” shall mean any Governmental Action pursuant to or required under any Environmental Law. “Environmental Concern Materials” shall mean (i) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollution, contaminate or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any “hazardous substance” as defined in any Environmental Law), (ii) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, (iii) asbestos, gasoline, 7 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon gas and urea-formaldehyde, and (iv) all other substances or waste of any nature regulated pursuant to any Environmental Law. “Environmental Law” and “Environmental Laws” shall mean any Law, whether now existing or subsequently enacted or amended, relating to (i) pollution or protection of the Environment, (ii) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (iii) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials, or (iv) regulation of the manufacture, generation, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, treatment, transportation, handling, storage or disposal. Without limitation, “Environmental Law” shall include (a) any Environmental Approval and the terms and conditions thereof, (b) any and all federal, state or local environmental Laws including, but not limited to, the following statutes: the Clean Air Act (42 U.S.C. §7401 et seq.); the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.); the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.); the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §136 et seq.); the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.) (including the Hazardous and Solid Waste Amendments of 1984), the Toxic Substance Control Act (15 U.S.C. § 2601 et seq.); the Federal Occupational Safety & Health Act of 1970 (29 U.S.C. §651 et seq.) (including §3101 of the Omnibus Reconciliation Act of 1990), and the regulations promulgated thereunder and all as amended from time to time, and (c) any common law doctrine (including, without limitation, injunctive relief and tort, such as negligence, nuisance, trespass and strict liability) that may impose obligations or liabilities for personal injury or property damage due to, or threatened as a result of, the presence of or exposure to Environmental Concern Materials. “Environmental Lien” shall mean a Lien in favor of any Governmental Authority for (i) any liability under any Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of any Environmental Concern Materials into the Environment. “Equipment” shall mean and include all of the Co-Borrowers’ now owned and hereafter acquired (i) machinery, (ii) manufacturing, distribution, selling, data processing and office equipment and (iii) furniture, furnishings, appliances, fixtures and trade fixtures, tools, toolings, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory). “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations promulgated thereunder by the United States Treasury Department, the DOL and/or the PBGC. “ERISA Affiliate” shall mean each trade or business (whether or not incorporated) which together with each of the Co-Borrowers, is treated as a “single employer” under Sections 414(b), (c), (m) or (o) of the Code or would be deemed to be a “single employer” within the meaning of Section 4001 of ERISA. “Eurodollar Affiliate” shall mean with respect to the Lender, the Affiliate of the Lender, if any, set forth on Schedule 1.01(E) attached to this Loan Agreement. “Event of Default” or “Events of Default” shall mean any of the events of default set forth and defined and described in Section 9.01 of this Loan Agreement. 8 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Excluded Taxes” ,shall mean any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of the Lender being organized under the Laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes; (ii) U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Lender with respect to its interest in the Loans pursuant to a Law in effect on the date on which (a) the Lender acquires such interest in the Loans or (b) the Lender changes its lending office; and (iii) any U.S. federal withholding Taxes imposed under FATCA. “Existing Loan Agreement” shall have the meaning set forth and described in the second 2nd recital to this Loan Agreement. “Fair Labor Standards Act” shall mean the Fair Labor Standards Act (29 U.S.C. § 215 et seq.), as it may be from time to time amended, modified and/or substituted. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Loan Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “FDIC” shall mean the Federal Deposit Insurance Corporation or any successor thereto. “Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions. “Financial Provisions” shall have the meaning assigned and ascribed to such term as set forth in Section I .03(iv) of this Loan Agreement. “Fiscal Quarter” shall mean the following three month periods of each Fiscal Year: January 1 — March 31 April 1 — June 30 July 1 September 30 October 1 December 31 “Fiscal Year” shall mean that period commencing on January 1 and ending on December 31 of each year or such other period as the Co-Borrowers may designate and the Lender may approve in writing, which approval shall not be unreasonably withheld. “Funded indebtedness” shall mean, as of any date of determination, all Debt of the Co- Borrowers, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, which by its terms matures more than one (1) year after the date of determination, and any such Debt maturing within one (1) year from such date of determination which is renewable or extendable at the option of the obligor to a date more than one (1) year from such date including, without limitation, the Loan Facility. “Generally Accepted Accounting Principles” shall mean generally accepted accounting principles, consistently applied, in the United States of America, as in effect from time to time, as developed, modified and set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards 9 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Board, which are applicable to the circumstances as of the date of determination, subject to the terms of Section 1.03 of this Loan Agreement. “Governmental Action” or “Governmental Approvals” shall mean any approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with or notice to, any Governmental Authority. “Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic. “Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging agreement. The term “Hedging Agreement,” as used herein, shall extend to and include, without limitation, any Swap Transaction. “Indemnified Party” and “Indemnified Parties” shall mean the Lender, any Eurodollar Affiliate, any Affiliate or Subsidiary of the Lender, and the directors, officers, trustees, employees, agents, attorneys and controlling shareholders of the Lender, any Eurodollar Affiliate, and/or any Affiliate or Subsidiary of the Lender. “Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation of the Co-Borrowers under any Loan Document and (ii) to the extent not otherwise described in this clause 0) above, Other Taxes. “independent Certified Public Accountant” shall mean any independent certified public accounting firm selected by the Co-Borrowers which accounting firm is satisfactory to the Lender. “Inventory” shall mean all “inventory”, as such term is defined in the Uniform Commercial Code for each State in the United States in which any of the Co-Borrowers may now or hereafter have such inventory located, whether now owned and hereafter acquired by any of the Co-Borrowers, and shall also mean and include all inventory, wherever located (whether in possession of any of the Co-Borrowers or of a bailee or other Person), now owned or hereafter acquired by any of the Co-Borrowers or in which any of the Co-Borrowers has or hereafter may acquire any rights, title or interests including, without limitation, all goods, materials, supplies, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials, parts and supplies of any kind, nature or description which are used or consumed in such Person’s business, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of such Person, and all documents of title or documents representing the same (but excluding all goods not owned by such Person which have been sold on consignment by such Person to the extent included in the foregoing) and specifically including all proceeds and products of the foregoing. “IRS” shall mean the Internal Revenue Service and any Person succeeding to the functions thereof. “ISP” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. 10 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Joinder and Amendment Agreement.” shall have the meaning ascribed and assigned to such term as set forth in the second (2”) recital to this Loan Agreement. “KEY” shall mean a collective reference to (i) Key Equipment Finance, a division of KeyBank National Association and (ii) Key Government Finance, Inc., a Colorado corporation. “KeyBank Assignment Agreement” shall mean that certain Master Assignment Agreement dated September 5, 2017, executed by and among (i) Wayside, (ii) Key Equipment Finance, a Division of KeyBank National Association, and (iii) Key Government Finance, Inc., a true, correct, and complete copy of which is attached hereto as Exhibit “A”. “Law” or “Laws” shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, code, order, injunction, writ, decree or award of any Governmental Authority. “Lender” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Leverage Ratio” shall mean, as of any date of determination thereof, the ratio of (i) Funded Indebtedness for the period of four (4) consecutive fiscal quarters immediately preceding said date of determination taken together as one accounting period —to- (ii) EBITDA for the period of four (4) consecutive fiscal quarters immediately preceding said date of determination taken together as one accounting period. “Liabilities and Costs” shall mean all liabilities, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorneys’, experts’ and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, arising out of or relating to any action, suit, proceeding or resolution or settlement thereof. “LIBOR Rate” shall mean the rate of interest per annum (based on a year of 360 days and actual days elapsed) determined by the Lender for each Business Day at approximately 11:00 a.m. London time two (2) Business Days prior to the date in question in accordance with its customary procedures and utilizing such electronic or other quotation sources as it considers appropriate to be the prevailing rate per annum at which deposits in Dollars in an amount approximately equal to the then outstanding principal amount of the applicable Loan Facility are offered to the Lender by first class banks in the London interbank market, and ending on the numerically corresponding date one (1) month later, as adjusted from time to time in the Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs, it being understood that such rate is a reference rate, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto; provided however if such rate is less than zero, such rate shall be deemed to be zero. “LIBOR Rate Loans” shall mean those Loans outstanding while bearing interest at a fluctuating interest rate per annum equal to (a) the LIBOR Rate, as adjusted each Business Day to reflect day-to-day changes in the LIBOR Rate, plus (b) one hundred fifty basis points (1.50%). “Lien” and “Liens” shall mean with respect to any asset, any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority, security interest or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same 11 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction). “Lifeboat” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Loan” and “Loans” shall have the meaning assigned and ascribed to such term as set forth in Section 2.01(i)(a) hereof. “Loan Account” shall have the meaning ascribed to such term in Section 2.05(v) hereof. “Loan Agreement” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Loan Documents” shall mean any and all agreements, documents, certificates and instruments executed by the Co-Borrowers and/or any other Person and delivered by them to the Lender pursuant to and in connection with the Loan Facility, including, without limitation, this Loan Agreement, the Note, the Collateral Documents, and any Hedging Agreement, in each case as amended, modified, extended, restated, refinanced and/or supplemented from time to time in accordance with the provisions hereof or thereof. “Loan Facility” shall mean that certain electronic line of credit loan facility in the maximum principal amount of up to $20,000,000.00, hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. “Loan Period” shall mean the period commencing on the Closing Date and ending on the day immediately preceding the Termination Date. “Loan Sweep Services” shall mean the CitiBusiness Commercial Loan Sweep Services set forth and described in the Cash Management Agreement. “Margin Stock” shall have the meaning ascribed and assigned to such term in Regulation U. “Material Adverse Effect” shall mean a material adverse effect upon (i) the Collateral, the business, assets, condition (financial or otherwise), performance, prospects, properties or operations of any of the Co-Borrowers taken as a whole, (ii) the ability of the Co-Borrowers to perform their respective obligations and duties under the Loan Documents, or (iii) the rights of or benefits available to the Lender under the Loan Documents. The phrase “has a Material Adverse Effect” or “will result in a Material Adverse Effect” or words substantially similar thereto shall in all cases be intended to mean “has resulted, or will or could reasonably be anticipated to result, in a Material Adverse Effect”, and the phrase “has no (or does not have a) Material Adverse Effect” or “will not result in a Material Adverse Effect” or words substantially similar thereto shall in all cases be intended to mean “does not or will not or could not reasonably be anticipated to result in a Material Adverse Effect. “Maturity Date” shall mean the earlier to occur of (i) August 31, 2020 or (ii) the date of termination of the Loan Facility pursuant to Section 9.02 of this Loan Agreement. “Maximum Amount of the Loan Facility shall mean, as of any date of determination, the maximum principal amount of the Loan Facility, as said maximum principal amount may be from time to time reduced in accordance with the requirements of Section 2.0 1(vi) of this Loan Agreement. As of the Closing Date, the Maximum Amount of the Loan Facility is $20,000,000.00. 12 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Multieniplover Plan” shall mean an employee benefit plan defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by any of the Co- Borrowers or an ERISA Affiliate. “Net Income” shall mean, with respect to any Person, for any test period, all amounts which would be included under net income on an income statement of such Person for such test period, all in accordance with Generally Accepted Accounting Principles. “Note” shall mean that certain Second Amended and Restated Revolving Credit Loan Note dated of even date herewith, executed by the Co-Borrowers, on a joint and several basis, as makers, in favor of the Lender, as payee, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. “Notice of Borrowing” shall mean, with respect to a proposed Borrowing pursuant to Section 2.01(ii) of this Loan Agreement, a written loan authorization and certificate duly executed by an Authorized Officer of the Co-Borrowers and delivered to the Lender in the form of Exhibit “B” attached hereto and made a part thereof. “Obligations” shall mean all present and future Debt and other liabilities of any of the Co- Borrowers due and owing to the Lender, any Affiliate or Subsidiary of the Lender, or any Person entitled to indemnification pursuant to Section 10.02 hereof, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, whether arising under or in connection with this Loan Agreement or any other Loan Document or otherwise, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, fees, attorneys’ fees and disbursements (further including, without limitation, post judgment collection costs and expenses) and any other sum chargeable to any of the Co-Borrowers under this Loan Agreement or any other Loan Document, any Debt arising out of relating to any deposit accounts of any of the Co- Borrowers maintained with the Lender or any Affiliate of the Lender, or any cash management services or other products or services provided by the Lender, or any Affiliate or Subsidiary of the Lender, including, without limitation, merchant card and ACH transfer services, together with interest accruing thereon, including any interest on pre-petition Debt accruing after bankruptcy, and all existing and future obligations under any Hedging Agreement or foreign exchange transaction or any other bank product. The term includes, without limitation, all interest, charges, expenses, fees, attorneys’ fees and disbursements (further including, without limitation, post-judgment collection costs and expenses) and any other sum chargeable to either of the Co-Borrowers under this Loan Agreement or any other Loan Document. “Officer’s Certificate” shall mean a certificate with respect to any of the Co-Borrowers executed by any of the Authorized Officers of such Co-Borrower, including, without limitation, the president, any vice-president or the chief financial officer, in form and substance reasonably acceptable to the Lender. “Online Agreement” shall mean a collective reference to the CitiBusiness Online Agreement, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. “Operating Lease” and “Operating Leases” shall mean, as applied to any Person, any lease of any property (other than real property) by that Person as lessee which is not a Capitalized Lease. “Original Loan Agreement” shall have the meaning ascribed and assigned to such term as set forth in the first (1st) recital to this Loan Agreement. 13 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Other Connect ion Taxes” shall mean, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising solely from the Lender having executed, delivered, becoming a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loans or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment by the Lender of its interests in the Loans. “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any Person succeeding to any or all of its functions and duties under ERISA. “Pension Plan” shall mean any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which the Co-Borrowers or any ERISA Affiliate is or has been within the preceding five (5) years a “contributing sponsor” within the meaning of Section 4001(a)(13) of ERISA, or which is or has been within the preceding five (5) years maintained for employees of the Co-Borrowers or any ERISA Affiliate. “Permits” shall mean any permit, approval, authorization, license, variance, or permission required from a Governmental Authority under any applicable Requirement of Law. “Permitted Encumbrances” shall mean a collective reference to (i) any Customary Permitted Liens, (ii) any Liens created or contemplated by the Loan Documents, and (iii) any Liens existing on the Closing Date as described on Schedule 1.01(P) attached hereto and made a part hereto (which scheduled Liens are reasonably acceptable to the Lender). “Person” or “Persons” shall mean any natural person, employee, general partnership, limited partnership, limited liability partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, company, trust, bank or other organization, whether or not a legal entity or any other non-governmental entity, or any Governmental Authority. “Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan) of which any of the Co-Borrowers or any ERISA Affiliate are, or within the preceding five (5) years were, an “employer” as that term is defined in Section 3(5) of ERISA. “Plant Closing Law” shall mean the Worker Adjustment and Retraining Notification Act of 1988 (29 U.S.C.A. §2101 et seq.), or any similar federal, state or local Law in effect from time to time. “Pledge Agreement” shall mean that certain Second Amended and Restated Pledge and Security Agreement dated of even date herewith, executed by Wayside in favor of the Lender pursuant to which Wayside has granted the Lender (i) a first priority security interest in and to sixty-five percent (65%) of the Equity Interests in and to Wayside Technology (Canada), Inc. and (ii) a first priority security interest in and to sixty-five percent (65%) of the Equity Interests in and to Wayside Technology Group Europe BV, as said Pledge and Security Agreement may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. 14 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Potential Event of Default” shall mean an event, condition or situation which with the giving of any required notice and/or the passage of any required grace or cure periods, or any combination of the foregoing, would constitute an Event of Default. “Prime Rate” shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the variable per annum rate of interest so designated from time to time by the Lender at its principal office as its “prime commercial lending rate”, or (ii) the LIBOR Rate plus two hundred basis points (2.00%). The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged by the Lender to any customer. Changes in the rate of interest resulting from changes in the “prime rate” shall take place immediately without notice or demand of any kind. “Prime Rate Loans” shall mean those outstanding Loans which bear interest at the Prime Rate. “Proceeds” shall have the meaning assigned to it under the New Jersey Uniform Commercial Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any of the Co-Borrowers, from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any of the Co-Borrowers, from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority or any other Person (whether or not acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral. “Programmer’s Paradise” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Property” or “Properties” shall mean any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by any of the Co-Borrowers. “Regulation D” shall mean Regulation D of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time. “Regulation T” shall mean Regulation T of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time. “Regulation U” shall mean Regulation U of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time. “Regulation X” shall mean Regulation X of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time. “Release” shall mean release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor Environment or into or out of any Property, including the movement of Environmental Concern Materials through or in the air, soil, surface water, groundwater or Property. “Remedial Action” shall mean actions required to (i) clean up, remove, treat or in any other way address Environmental Concern Materials in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of Environmental Concern Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor 15 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

environment, or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care. “Reportable Event” shall have the meaning ascribed to, such term in Section 4043 of ERISA or regulations promulgated thereunder. “Requirements of Law” shall mean, as to any Person, the charter and by-laws or other organization or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations U and X, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation. “Securities” shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities”, or any certificates of interest, shares, or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations. “Securities Act” shall mean the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute. “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended to the date hereof from time to time hereafter, and any successor statute. “Security Agreement” shall mean that certain Second Amended and Restated Security Agreement dated of even date herewith, executed by the Co-Borrowers in favor of the Lender pursuant to which the Co-Borrowers have granted the Lender a first priority security interest in and to the Collateral, as said Security Agreement may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented. “Single Employer Plan” shall mean any Plan which is not a Multiemployer Plan under Title IV of ERISA. “Solvent” shall mean, when used with respect to any Person, that at the time of determination: (i) the fair value of its assets (at fair valuation) is not less than the total amount of its Debts, including, without limitation, contingent liabilities; (ii) it is then able to pay its Debts as they mature; (iii) it owns property having a value (at fair valuation) in excess of the total amount required to pay its Debts; and (iv) it has capital sufficient to carry on its business. “Subsidiary” or “Subsidiaries” shall mean with respect to any Person at any date of determination (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect a majority of directors is at the time, directly or indirectly is owned by said Person, (ii) any other 16 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Person (other than a corporation) in which said Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest, and/or (iii) any entity whose net earnings (losses) or portions thereof would be properly included and consolidated with the net earnings of said Person; provided, however, that the term Subsidiary shall not include any entity that is not reflected on the balance sheet of said Person due to inactivity and lack of material assets and liabilities. “Swap Transaction” shall mean any agreement, contract or transaction between the Co-Borrowers and the Lender that constitutes a “swap” within the meaning of section 1 a(47) of the Commodity Exchange Act, including without limitation, any foreign exchange forward or swap transaction and any transaction pursuant to which the Co-Borrowers hedge all or a portion of the floating interest rate payable to the Lender under the Loan Facility. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Techxtend” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Termination Date” shall mean the earlier to occur of (i) the day immediately preceding the Maturity Date or (ii) the date of termination of the Loan Facility pursuant to Section 9.02 of this Loan Agreement. “Termination Event” shall mean (i) any Reportable Event with respect to any Benefit Plan described in Section 4043 of ERISA and the regulations issued thereunder for which the notice requirements have not been waived by the PBGC, (ii) the withdrawal of any of the Co-Borrowers or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a “substantial employer” as defined in Section 4001 (a)(2) of ERISA, (iii) the occurrence of an obligation arising under Section 4041 of ERISA of any of the Co-Borrowers or an ERISA Affiliate to provide affected parties with a written notice of an intent to terminate a Benefit Plan in a distress termination described in Section 4041 (c) of ERISA, (iv) the institution by the PBGC of proceedings to terminate any Benefit Plan, (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a trustee to administer a Benefit Plan, or (vi) the partial or complete withdrawal of any of the Co-Borrowers or any ERISA Affiliate from a Multiemployer Plan. “UFCA” shall have the meaning assigned and ascribed to such term as set forth in Section I 0.20(iv) hereof. “UFTA” shall have the meaning assigned and ascribed to such term as set forth in Section 10.200 v hereof “USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Wayside” shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement. “Wayside Canada” shall have the meaning assigned and ascribed to such term as set forth in Section 4.0 I(iii)(a) of this Loan Agreement. 17 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

“Wayside Europe” shall have the meaning assigned and ascribed to such term as set forth in Section 4,01(i ii)(a) of this Loan Agreement. Section 1.02 Rules of Interpretation and Construction. In this Loan Agreement unless the context otherwise clearly requires: (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Loan Agreement as so numbered; (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa; (iii) Words importing persons mean and include firms, associations, partnerships (including limited partnerships), societies, trusts, corporations, limited liability companies or other legal entities, including public or governmental bodies and the Co-Borrowers’ Subsidiaries, as well as natural persons; (iv) Any headings preceding the texts of the several Articles and Sections of this Loan Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not affect or control the meaning, construction or interpretation of this Loan Agreement; (v) If any clause, provision or section of this Loan Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions thereof, unless not invalidating or rendering unenforceable the remaining provisions shall be inequitable; (vi) The terms “herein”, “hereunder”, “hereby”, “hereto”, “hereof’ and any similar terms as used in this Loan Agreement refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement; the term “heretofore” means before the date of execution of this Loan Agreement; and the term “hereafter” means on or after the date of execution of this Loan Agreement; (vii) This Loan Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey; (viii) If any clause, provision or section of this Loan Agreement shall be determined to be apparently contrary to or conflicting with any other clause, provision or section of this Loan Agreement, then the clause, provision or section containing the more specific provisions shall control and govern with respect to such apparent conflict; (ix) References in this Loan Agreement to “determination” (and similar terms) by the Lender include good faith and reasonable estimates by the Lender (in the case of quantitative determinations) and good faith and reasonable beliefs by the Lender (in the case of qualitative determinations); and (x) The word “and” when used from time to time herein shall mean “or” or “and/or” if such meaning is expansive of the rights or interests of the Lender in the given context. 18 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 1.03 Accounting Principles. (i) As used in this Loan Agreement, Generally Accepted Accounting Principles shall be established on the date a relevant computation or determination is to be made or the date of relevant financial statements as the case may be. (ii) Except as otherwise provided in this Loan Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Loan Agreement shall be prepared, in accordance with Generally Accepted Accounting Principles (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by Generally Accepted Accounting Principles. (iii) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is or shall be required to be applied to transactions then or thereafter in existence, and a violation of one or more provisions of this Loan Agreement shall have occurred or in the opinion of the Co-Borrowers would likely occur which would not have occurred or be likely to occur if no change in accounting principles had taken place, (a) the Co-Borrowers and the Lender agree that such violation shall not be considered to constitute an Event of Default or a Potential Event of Default for a period of thirty (30) days from the date a Co-Borrower notifies the Lender of the applicability of this Section 1.03( iii); (b) the Co-Borrowers and the Lender agree in such event to negotiate in good faith an amendment to this Loan Agreement which shall approximate to the extent possible the economic effect of the original financial covenants after taking into account such change in Generally Accepted Accounting Principles; and (c) if the Co-Borrowers and the Lender are unable to negotiate such an amendment within the thirty (30) day period described in clause (a) above, the Co-Borrowers shall have the option of (1) prepaying and terminating the Loan Facility (pursuant to all applicable provisions hereof) or (2) submitting the draft of such an amendment to a firm of independent certified public accountants acceptable to the Co- Borrowers and the Lender (each acting reasonably), which shall complete its draft of such amendment within thirty (30) days of submission and which amendment shall be promptly executed by the Co- Borrowers and the Lender and made effective; if the Co-Borrowers and the Lender cannot agree, the firm shall be selected by binding arbitration in Iselin, New Jersey in accordance with the rules then in effect of the American Arbitration Association and the amendment drafted by such firm shall thereafter be executed by the Co-Borrowers and the Lender and made effective. If the Co-Borrowers do not exercise either such option within said period, then as used in this Loan Agreement, Generally Accepted Accounting Principles shall mean generally accepted accounting principles in effect at the relevant date. The Co-Borrowers and the Lender agree that if the Co-Borrowers elect the option in clause (2) above, until such firm has been selected and such amendment has been executed and made effective, no such violation shall constitute an Event of Default or a Potential Event of Default. (iv) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is required to be applied to transactions or conditions then or thereafter in existence, and the Lender shall assert that the effect of such change is or shall likely be to distort materially the effect of any of the definitions of financial terms in Article I of this Loan Agreement or any of the covenants of the Co-Borrowers in Article VIII of this Loan Agreement (hereinafter collectively referred to as the “Financial Provisions”), so that the intended economic effect of any of the Financial Provisions will not in fact be accomplished, then (a) the Lender shall notify the Co-Borrowers of such assertion, specifying the change in Generally Accepted Accounting Principles which is objected to, and until otherwise determined as provided below, the specified change in Generally Accepted Accounting Principles shall 19 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

not be made by the Co-Borrowers in its financial statements for the purpose of applying the Financial Provisions; and (b) the Lender and the Co-Borrowers shall follow the procedures set forth in subsection ( iii)(b) above and the first sentence of subsection ONO above. If the Co-Borrowers and the Lender are unable to agree on an amendment as provided in said subsection ( i )(b) and if the Co- Borrowers do not exercise either option set forth in the first sentence of said subsection ( iii)(c) within the specified period, then as used in this Loan Agreement, Generally Accepted Accounting Principles shall mean generally accepted accounting principles in effect at the relevant date, except that the specified change in Generally Accepted Accounting Principles which is objected to by the Lender shall not be made in applying the Financial Provisions. The Co-Borrowers and the Lender agree that if the Co- Borrowers elect the option in clause (2) of the first sentence of said subsection (iii)(c), until such independent accounting firm has been selected and such amendment has been executed and made effective, the specified change in Generally Accepted Accounting Principles shall not be made in applying the Financial Provisions. (v) All expenses of compliance with this Section 1.03 shall be paid for by the Co- Borrowers, except the Co-Borrowers and the Lender shall be responsible for their own costs and expenses associated with proceedings under subsection 1.03011Cc) hereof other than the cost and expense payable to the American Arbitration Association and any such accounting firm which shall be divided equally between the Lender on the one hand and the Co-Borrowers on the other. Section 1.04 Interpretation and Construction of Exceptions/Carveouts to Article Vii Negative Covenants. In connection with the exceptions/carveouts to the negative covenants set forth and described in Article VII of this Loan Agreement, each such exception/carveout shall be available as described therein independent of, and separate, distinct, and apart from, any other such exceptions/carveouts, including, without limitation, any other exceptions/carveouts expressly set forth and described within the same section of said Article VII. Any and all such exceptions/carveouts which make reference to an aggregate dollar amount (i.e., a “basket”) shall be deemed to refer to the aggregate dollar amount which the Lender will permit the Co-Borrowers to incur and to permit to remain outstanding subsequent to the Closing Date which aggregate dollar amount shall be deemed to be inclusive oft and not in addition to, the aggregate dollar amount of such items which may be currently outstanding as of the Closing Date. ARTICLE II AMOUNT AND TERMS FOR THE LOAN FACILITY Section 2.01 Loan Facility. (i) Availability (a) Subject to the terms, conditions, and provisions set forth in this Loan Agreement (including, without limitation, the terms, conditions, and provisions of Section 10.20 hereof) and provided no Event of Default or Potential Event of Default shall have occurred and be continuing, the Lender hereby agrees to make available to the Co-Borrowers from time to time during the Loan Period, revolving credit loans (hereinafter each individually referred to as a “Loan” and collectively referred to as the “Loans”) in amounts which shall not exceed, in the aggregate for all Loans at any time outstanding, the Maximum Amount of the Loan Facility. If the outstanding amount of the Loans shall exceed the Maximum Amount of the Loan Facility at any time, such excess amount shall be (1) immediately due and payable by the Co-Borrowers to the Lender, (2) secured by the Collateral, and (3) 20 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

subject to the terms, conditions, and provisions of this Loan Agreement and all of the other Loan Documents. The Loans shall be evidenced by the Note. (b) Loans may be voluntarily prepaid pursuant to Section 2.04 hereof and, subject to the provisions of this Loan Agreement, any amounts so prepaid may be reborrowed, up to the amount available under this Section 2.01( at the time of such Borrowing, during the Loan Period. The Lender’s commitment to make Loans shall automatically expire, and each Loan then outstanding shall be repaid in full by the Co-Borrowers, all no later than the Termination Date. (ii) Requesting Advances. Whenever the Co-Borrowers desire to borrow under this Section 2.01, the Co-Borrowers shall deliver to the Lender a Notice of Borrowing no later than 1:00 P.M. (Iselin, New Jersey time) at least two (2) Business Days in advance of the proposed Borrowing Date. The Notice of Borrowing shall specify (1) the Borrowing Date (which shall be a Business Day) in respect of the Loan and (2) the amount of the proposed Borrowing, which shall not be less than $50,000.00 and in integral multiples of $50,000.00 in excess thereof. In lieu of delivering the above-described Notice of Borrowing, the Co-Borrowers may give the Lender telephonic notice of any proposed Borrowing by the time required under this Section 2.01(ii); provided, however, that such notice shall be confirmed in writing by delivery to the Lender promptly (but in no event later than the Borrowing Date of the requested Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this Section 2.01( i i) shall be irrevocable. Notwithstanding any term, condition, or provision of this Section 2.01(ii) to the contrary, at any time that the Co-Borrowers are availing themselves of the Lender’s electronic line of credit services in connection with the Loan Facility in accordance with the terms, conditions, and provisions of the Online Agreement, the Co-Borrowers may request a Borrowing by use of the Lender’s online banking system in accordance with the terms, conditions, and provisions of the Online Agreement. (iii) Making of Loans. The Lender shall make the proceeds of each such Loan available to the Co-Borrowers at the Lender’s office located in Iselin, New Jersey no later than 5:00 P.M. (Iselin, New Jersey time) on each such Borrowing Date and shall disburse such funds in Dollars and in immediately available funds to an account of the Co-Borrowers maintained with the Lender. (iv) Use of Proceeds of Loans. The proceeds of the Loans created shall be used to provide working capital to the Co-Borrowers in the ordinary course of the Co-Borrowers’ business and for general corporate purposes of the Co-Borrowers. (v) No Amortization of the Loan Facility. During the term of the Loan Facility, provided no Event of Default or Potential Event of Default shall have occurred and be continuing, there shall be no required principal amortization payments due and owing to the Lender on the Loan Facility. The full and final payment of all principal, unpaid accrued interest, fees, costs and expenses, if any, owing to the Lender on the Loan Facility shall be made by the Co-Borrowers to the Lender on the Maturity Date. The Lender agrees that no “annual clean-up” of the Loan Facility shall be required. (vi) Reduction of Loan Facility; Revolving Credit Termination Date/Maturity Date. (a) The Co-Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, the Loan Facility in an amount up to (1) the Maximum Amount of the Loan Facility minus (2) the aggregate principal amount of all Loans then outstanding. Any such prepayment may be made by the Co-Borrowers without premium or fee. 21 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(b) The Loan Facility shall automatically expire on the Termination Date without further action on the part of the Lender, and all outstanding Loans shall be repaid in full on the Maturity Date, unless otherwise extended in writing by the Lender. Section 2.02 interest on the Loan Facility. (i) Rates of interest. (a) All Loans shall bear interest computed daily on the outstanding principal balance thereof from the date when made until paid in full, at a fluctuating interest rate per annum equal to the sum of (1) the LIBOR Rate, as adjusted each Business Day to reflect day-to-day changes in the LIBOR Rate plus (2) one hundred fifty basis points (1.50%). (b) Notwithstanding subsection (a) above and Section 2.02(ii) below, all agreements between the Co-Borrowers and the Lender are hereby expressly limited so that in no contingency or event whatsoever (whether by reason of acceleration of the maturity dates of the Loan Facility evidenced hereby or otherwise), shall the amount paid or agreed to be paid to the Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum rate permitted by Applicable Law. As used in this Section 2.02(0( b), the term “Applicable Law” shall mean the Law in effect as of the Closing Date; provided, however, that in the event there is a change in the Law which results in a higher permissible rate of interest, then this provision shall be governed by such new Law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Co-Borrowers and the Lender in the execution, delivery and acceptance of this Loan Agreement, the Note, and the other Loan Documents to contract in strict compliance with the Laws of the State of New Jersey from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable Law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity and if under or from circumstances whatsoever the Lender should ever receive as interest in connection with the Loan Facility an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the outstanding principal balance of the Loan Facility, and not to the payment of interest. This provision shall control every other provision of this Loan Agreement and the other Loan Documents. (ii) interest Payments. Subject to the terms, conditions and provisions of Section 2.02(i ii and Section 2.04 below, interest accrued and unpaid on all Loans then outstanding shall be payable by the Co-Borrowers in arrears (a) on the first Business Day of each month during the term of this Loan Agreement, commencing on the first Business Day of the first month next following the making of each such Loan, (b) upon prepayment thereof, whether in full or in part, and (c) at maturity. (iii) Default Interest. Notwithstanding the rates of interest specified in Section 2.02(i) hereof and the payment dates specified in Section 2.02(ii) hereof, effective immediately upon the occurrence of any Event of Default under Section 9.01 of this Loan Agreement (whether or not the Lender has accelerated payment of the outstanding principal balance of the Loan Facility) and for as long thereafter as any such Event of Default shall be continuing, the outstanding principal balance of all Loans then outstanding and, to the extent permitted by applicable Law, any interest payments on all Loans not paid when due, shall bear interest at the Default Rate. The Co-Borrowers hereby acknowledge that: (a) such Default Rate is a material inducement to the Lender to make the Loan Facility available to the Co- Borrowers, (b) the Lender would not have made the Loan Facility available to the Co-Borrowers in the absence of the agreement of the Co-Borrowers to pay such Default Rate, (c) such Default Rate represents compensation for increased risk to the Lender that the Loan Facility will not be repaid and (d) such 22 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Default Rate is not a penalty and represents a reasonable estimate of (1) the cost to the Lender in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the Loan Facility and (2) compensation to the Lender for losses that are difficult to ascertain. (iv) Computation of interest. Interest on all outstanding Loans shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest on any Loan, the date of the making of the Loan shall be included and the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one (1) day’s interest shall be paid on that Loan. (v) Changes: Legal Restrictions. In the event that after the date hereof (a) the adoption of any Law or the occurrence of any Change in Law or (b) the compliance by the Lender with any request or directive (whether or not having the force of Law and whether or not the failure to comply therewith would be unlawful) from any central bank or other Governmental Authority or quasi- governmental authority: (1) does or may impose, modify, or hold applicable, in the reasonable determination of the Lender, any reserve, special deposit, compulsory loan, FDIC insurance, capital allocation or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, the Lender or any applicable lending office of the Lender (except, with respect to Loans bearing interest at the “Prime Rate”, to the extent that the reserve and FDIC insurance requirements are reflected in the definition of “Prime Rate”); or (2) does or is reasonably likely to impose on the Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date; or (3) imposes on the Lender or the London interbank market any other condition, cost, or expense affecting this Loan Agreement or LIBOR Rate Loans made by the Lender; or (4) subjects the Lender to any taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining the Loans or to reduce any amount receivable thereunder, then, in any such case, the Co- Borrowers shall promptly pay to the Lender, upon demand, such amount or amounts (based upon an allocation thereof by the Lender to the financing transactions contemplated by this Loan Agreement and effected by this Section 2.02(v] and provided that such additional amounts are also required to be paid by the Lender’s other similarly situated customers) as may be necessary to compensate the Lender for any such additional cost incurred or reduced amount received. The Lender shall deliver to the Co-Borrowers a written statement of the costs or reductions claimed and the basis therefor, and the allocation made by the Lender of such costs and reductions shall be conclusive, absent manifest error, if made in good faith. If the Lender subsequently recovers any amount previously paid by the Co-Borrowers pursuant to this Section 2.02( v ), the Lender shall, promptly after receipt of such refund and to the extent permitted by applicable Law, pay to the Co-Borrowers the amount of any such recovery. 23 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 2.03 Fees. (i) No Renewal/Loan Fee. The Co-Borrowers shall not pay a renewal fee in connection with the amendment and restatement of the Loan Facility. (ii) Unused Commitment Fee. The Co-Borrowers shall pay to the Lender an unused commitment fee equal to (a) the product of (1) with respect to the first (1st) year of the Loan Facility only, seven basis points (0.07%) per annum and (2) with respect to the second (2nd) year of the Loan Facility and each year of the Loan Facility thereafter, ten basis points (0.10%) per annum multiplied by (b) the actual daily amount by which the Maximum Amount of the Loan Facility exceeds the outstanding principal balance of all Loans. The unused commitment fee shall accrue at all times during the Loan Period, including at any time during which one or more of the conditions in Section 3.02 hereof is not met, and shall be due and payable in quarterly installments in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Loan Period. (iii) Late Charge Fee. In the event that the entire amount of any payment, including, without limitation, interest and/or principal, required to be made by the Co-Borrowers under the Note, this Loan Agreement or any of the other Loan Documents shall not be received by the Lender when due, the Lender may charge, and if so charged, the Co-Borrowers shall pay, a late charge of ($0.05) for each dollar ($1.00) of each delinquent payment for the purpose of defraying the expense incident to the handling of such delinquent payment. (iv) Payment of Fees. The fees described in this Section 2.03 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, and the obligation of the Co-Borrowers to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Co-Borrowers to pay interest and other fees and expenses otherwise described in this Loan Agreement. Fees shall be payable when due at the office of the Lender in Iselin, New Jersey in immediately available funds. All fees shall be non-refundable when paid. All fees described in this Section 2.03 which are expressed as a per annum charge shall be calculated on the basis of the actual number of days elapsed in a 360-day year. Section 2.04 Prepayments. The Co-Borrowers may from time to time voluntarily prepay the Loan Facility, in whole or in part, without premium or fee, upon at least three (3) Business Days’ prior express written notice to the Lender. Notwithstanding the foregoing to the contrary, in the event that any prepayments are made in connection with the termination of this Loan Agreement such prepayments (a) shall be made only upon fifteen (15) Business Days’ prior written notice to the Lender, (b) shall be applied in the inverse order of maturity, and (c) shall be accompanied by the payment of all accrued and unpaid interest and other fees, express or sums, if any, due on the Loan or Loans being prepaid and at any time that the Co-Borrowers are availing themselves of the Loan Sweep Services with respect to the Loan Facility, the Loan Facility may be voluntarily prepaid in accordance with the Cash Management Agreement. Section 2.05 Payments; Collection of Accounts. (i) Collection of Accounts. The Co-Borrowers are authorized to collect the Accounts and any other Proceeds of Collateral, at the Co-Borrowers’ expense, but such authority shall automatically terminate upon the occurrence of an Event of Default. The Lender may modify or terminate such authority at any time upon the occurrence of an Event of Default and directly collect the Accounts and other monetary obligations included in the Collateral. (ii) Manner and Time of Payment. Each payment to be made by the Co-Borrowers hereunder in respect of principal, interest and fees payable to the Lender, including, without limitation, all 24 24 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

payments in connection with all Loans, shall be made without condition or reservation or right, in Dollars and in immediately available funds, delivered to the Lender not later than 1:00 P.M. (Iselin, New Jersey time) on the date due, to such account of the Lender in Iselin, New Jersey, as the Lender may designate, or such other place as the Lender may from time to time specify in writing. All payments shall be made by Co-Borrowers to the Lender at the Lender’s office address stated above or such other place as the Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. The Lender shall send a monthly invoice to the Co-Borrowers reflecting the accrued interest due and owing and all fees due and owing hereunder. The Co-Borrowers hereby agree that on the Business Day that any payment of principal, interest and fees are due, the Lender shall automatically charge the Co-Borrowers’ demand deposit account with the Lender, account number 759535537, which account shall be maintained with the Lender at all times throughout the term of the Loan Facility. The Co-Borrowers’ authorization of the Lender to charge such account having sufficient funds on deposit shall constitute payment of the amount so authorized notwithstanding the Lender’s failure to charge said account. Any failure or delay by the Lender in submitting invoices for interest and fee payments shall not discharge or relieve the Co-Borrowers of the obligation to make such payments into the demand deposit account. (iii) Apportionment of Payments. So long as there does not exist an Event of Default, all payments shall be applied first to the payment of all fees, expenses and other amounts due to the Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence and during the continuance of an Event of Default, the Lender shall apply all payments remitted to the Lender in accordance with the terms, conditions and provisions of Section 9.03 of this Loan Agreement. (iv) Payments on Non-13usiness Days. Whenever any payment to be made by the Co- Borrowers hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder and of any of the fees specified in Sect ion 2.03 hereof, as the case may be. (v) Lender’s Accounting. The Lender shall maintain a loan account (hereinafter referred to as the “Loan Account”) on its books in which shall be recorded (a) the principal amount of all Loans owing to the Lender from time to time; (b) all other appropriate debits and credits as provided in this Loan Agreement, including, without limitation, all interest, fees, expenses, charges and other Obligations; and (c) all payments of Obligations made by the Co-Borrowers or for the Co-Borrowers’ account. All entries in the Loan Account shall be made in accordance with the Lender’s customary accounting practices as in effect from time to time. The Lender will render a statement of the Loan Account upon the request of the Co-Borrowers. Each and every such statement shall be deemed final, binding and conclusive upon the Co-Borrowers in all respects as to all matters reflected therein (absent manifest error), unless the Co-Borrowers, within ten (10) days after the date such statement is rendered, delivers to the Lender written notice of any objection which the Co-Borrowers may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Co-Borrowers. Notwithstanding the foregoing to the contrary, the Lender’s entries in the Loan Account evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon the Co-Borrowers (absent manifest error) as to the existence and amount of the Obligations recorded in the Loan Account. The Lender, in its discretion, may charge any or all interest, fees and expenses incurred by the Co-Borrowers hereunder to the Loan Account. Section 2.06 Special Provisions Governing LIBOR Rate Loans. Notwithstanding other provisions of this Loan Agreement to the contrary, if any, if on any date on which the LIBOR Rate would 25 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

otherwise be determined, the Lender shall have determined (which determination shall be conclusive absent manifest error) that: (i) adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate; or (iii) the making, maintaining, or funding of a Loan at the LIBOR Rate has been made impracticable or unlawful by compliance by the Lender in good faith with any Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Law); or (iv) the LIBOR Rate will not adequately and fairly reflect the cost to the Lender of the establishment or maintenance of a Loan at the LIBOR Rate; or (v) after making all reasonable efforts, deposits of the relevant amount in Dollars for any portion of the Loan to which the LIBOR Rate applies are not available to the Lender with respect to such portion of the Loan, or to banks generally, in the London interbank eurodollar market, then the Lender shall promptly so notify the Co-Borrowers thereof. Upon such date as shall be specified in any such notice (which shall not be earlier than the date such notice is given), the obligation of the Lender to maintain the Loans at the LIBOR Rate shall be suspended at which time the entire outstanding principal balance of the Loans shall automatically convert to Prime Rate Loans. Section 2.07 Increased Capital: Increased Costs Generally. (i) If either (a) a Change in Law occurs or (b) compliance by the Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and the Lender reasonably determines that the amount of such capital is increased by or based upon the existence of the Lender’s commitment to make the Loan Facility and other commitments of this type, then, upon demand by the Lender, the Co- Borrowers shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender in the light of such circumstances (provided such additional amounts are also required to be paid by the Lender’s other similarly situated customers), to the extent that the Lender reasonably determines in good faith that such increase in capital to be allocable to the existence of the Lender’s commitment to fund the Loan Facility. A certificate as to such amounts submitted to the Co-Borrowers by the Lender (which shall include a reasonable explanation of the basis therefor), shall, in the absence of manifest error, be conclusive and binding for all purposes. (ii) If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, the Lender (except any reserve requirement reflected in the LIBOR Rate); or (b) subject the Lender to any Taxes (other than (1) Indemnified Taxes, (2) Taxes described in clauses ( ii) through (iii) of the definition of Excluded Taxes and (3) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or 26 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(c) impose on the Lender or the London interbank market, any other condition, cost or expense (other than Taxes) affecting this Loan Agreement or the Loans made by the Lender, and the result of any of the foregoing shall be to increase the cost to the Lender of making, converting to, continuing or maintaining any Loans or of maintaining its obligation to make any such Loans, or to increase the cost to the Lender, or to reduce the amount of any sum received or receivable by the Lender (whether of principal, interest or any other amount) then, upon the written request of the Lender (which shall include a reasonable explanation of the basis for such request), the Co-Borrowers shall promptly pay to the Lender such additional amount or amounts that will compensate the Lender for such additional costs incurred or reduction suffered. Section 2.08 Authorized Officers of the Co-Borrowers. Each of the Co-Borrowers shall notify the Lender in writing of the names of the officers and employees authorized to request Loans and shall provide the Lender with a specimen signature of each such Authorized Officer. The Lender shall be entitled to rely conclusively on such officer’s or employee’s authority to request such Loans until the Lender receives written notice to the contrary. The Lender shall have no duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of any Co-Borrower provided that the Person making the request is on such Co-Borrower’s authorized list. The Lender shall not incur any liability to the Co-Borrowers in acting upon any telephonic notice referred to above which the Lender believes in good faith to have been given by a duly Authorized Officer or other Person authorized to borrow on behalf of a Co-Borrower or for otherwise acting in good faith under this Section 2.08. Section 2.09 Taxes. (i) Payments Net of Taxes, All payments made by the Co-Borrowers under this Loan Agreement or any other Loan Document shall be made free and clear of, and without reduction or withholding for or on account of, any Indemnified Taxes. If any Indemnified Taxes are required to be withheld or deducted from any amounts payable to the Lender under this Loan Agreement or any other Loan Document, the Co-Borrowers shall pay the relevant amount of such Taxes and the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Indemnified Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement and the other Loan Documents. Whenever any Indemnified Taxes are paid by the Co-Borrowers with respect to payments made in connection with this Loan Agreement or any other Loan Document, as promptly as possible thereafter, the Co-Borrowers shall send to the Lender for its own account a certified copy of an original official receipt received by the Co-Borrowers showing payment thereof. (ii) Indemnity. The Co-Borrowers hereby indemnify the Lender for the full amount of all Indemnified Taxes attributable to payments by or on behalf of the Co-Borrowers hereunder or under any of the other Loan Documents, any Indemnified Taxes paid by the Lender attributable to payments by or on behalf of the Co-Borrowers hereunder or under any of the other Loan Documents and any present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any Indemnified Taxes attributable to payments by or on behalf of the Co-Borrowers hereunder or under any of the other Loan Documents (including any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any failure to pay such Indemnified Taxes), whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date the Lender makes written demand therefor. 27 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 2.10 Security for the Loan Facility. As security for the due and punctual payment and performance of the Obligations of the Co-Borrowers under the Loan Documents, the Co-Borrowers shall execute, or cause to be executed, and deliver to the Lender the Collateral Documents. Section 2.11 Cash Management Services. The Lender and the Co-Borrowers hereby acknowledge that the Co-Borrowers and the Lender have executed that certain Cash Management Agreement pursuant to which, inter alia, the Co-Borrowers have availed themselves of the Loan Sweep Services in connection with the Loan Facility. Notwithstanding any term, condition, or provision of this Loan Agreement to the contrary, including, without limitation, the terms, conditions, and provisions of Article II and Article III hereof, the terms, conditions, and provisions of the Cash Management Agreement shall govern to the extent that the terms and conditions of this Loan Agreement are actually inconsistent with the Cash Management Agreement. ARTICLE III CONDITIONS PRECEDENT Section 3.01 Conditions Precedent to the Effectiveness ()I’ this Loan Agreement. This Loan Agreement shall become effective on the Closing Date when the following conditions precedent have been satisfied (unless waived by the Lender or unless the deadline for delivery has been extended by the Lender): (i) Certain Documents. The Lender shall have received on or before the Closing Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the Lender: (a) this Loan Agreement, together with all Exhibits and Schedules attached hereto; (b) the Note; (c) the Security Agreement; (d) the Pledge Agreement (e) the opinions of counsel to the Co-Borrowers in form and substance acceptable to the Lender; (f) a certificate of the Secretary or Assistant Secretary of the respective Co- Borrowers, each dated the Closing Date certifying (1) the names and true signatures of the incumbent officers and/or authorized members of the respective Co-Borrowers authorized to sign this Loan Agreement and all other Loan Documents executed by the Co-Borrowers in connection with the Loan Facility, (2) the By-Laws of the Co-Borrowers as in effect on the date of such certification, and (3) the resolutions of the respective Co-Borrower’s Board of Directors approving and authorizing the execution, delivery and performance of this Loan Agreement and all other Loan Documents; (g) Good Standing Certificate(s) certified by the appropriate Secretaries of State (or similar offices) relating to the Co-Borrowers for each of the states in which the Co-Borrowers are qualified to conduct business (other than Lifeboat with respect to the State of New Jersey); 28 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(h) evidence of the insurance required by the terms of the Collateral Documents, containing the endorsements, if any, required by such Collateral Documents and this Loan Agreement; (i) a contemporaneous search of UCC, tax, judgment and litigation dockets and records and other appropriate registers shall have revealed no filings or recordings in effect with respect to the Collateral purported to be covered by the Collateral Documents and the Co-Borrowers, except such filings or recordings as are reasonably acceptable to the Lender, and the Lender shall have received a copy of the search reports received as a result of the search; such additional documentation as the Lender may reasonably require. (ii) Fees and Expenses Paid. The Co-Borrowers shall have paid to the Lender, for its own account, all fees and expenses due and payable under this Loan Agreement on or before the Closing Date. (iii) Representations and Warranties. All of the representations and warranties of the Co-Borrowers contained in Section 4.01 hereof and in any other Loan Document (other than for changes permitted or contemplated by this Loan Agreement and as qualified by the schedules attached hereto and made a part hereof and in the other Loan Documents) shall be true and correct in all material respects on and as of the Closing Date as though made on and as of that date (except any such representations and warranties stated to be given on a specific date other than the Closing Date). (iv) No Default. No Event of Default or Potential Event of Default hereunder or under the other Loan Documents shall have occurred and be continuing on the Closing Date. (v) No Injunction. No Requirements of Law shall prohibit, and no order, judgment or decree of any Governmental Authority shall and, except as set forth on Schedule 4,01( (vii) hereto, no litigation shall be pending or, to the Co-Borrowers’ knowledge, threatened which, in the judgment of the Lender, could reasonably be expected to enjoin, prohibit, restrain, impose, or result in the imposition of any material adverse condition upon the consummation of the transactions contemplated hereby. (vi) Collateral Information. The Lender shall have received complete and accurate information from the Co-Borrowers with respect to the name and the location of the principal place of business and chief executive office of the Co-Borrowers and the physical location of all of the Collateral. (vii) Consents. The Co-Borrowers shall have received all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow them lawfully (a) to execute, deliver and perform, in all material respects, their respective obligations under this Loan Agreement and the other Loan Documents and (b) to create and perfect or continue the perfection of the Liens on the Collateral to be owned by them in the manner and for the purpose contemplated by the Collateral Documents. (viii) No Material Adverse Change. No adverse change deemed material by the Lender, in its sole and commercially reasonable opinion, shall have occurred since the date of the most recent annual audited financial report of the Co-Borrowers delivered to the Lender through the Closing Date, as to the condition (financial or otherwise), operations, performance or properties of the Co- Borrowers. 29 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 3.02 Conditions Precedent to All Loans. The obligation of the Lender to make any Loan requested to be made by it on any Borrowing Date is subject to the following conditions precedent as of such date: (i) Notice of Borrowing. The Lender shall have received, in connection with a request for Loans, in accordance with the provisions of Section 2.01( ii) hereof on or before any Borrowing Date, an original Notice of Borrowing duly executed by an Authorized Officer of the respective Co-Borrowers. (ii) Additional Matters. As of the Borrowing Date: (a) Representations and Warranties. All of the representations and warranties of the Co-Borrowers contained in Section 4.01 hereof and in any other Loan Document (other than representations and warranties which expressly speak only of a different date and other than for changes permitted or contemplated by this Loan Agreement, and as qualified by the schedules attached hereto and made a part hereof and in the other Loan Documents) shall be true and correct in all material respects; (b) No Default. No Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the making of the requested Loan; (c) No Injunction. No law or regulations shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and, except as set forth on Schedule 4.01(vi i) hereto, no litigation shall be pending or, to the Co-Borrowers’ knowledge, threatened which in the reasonable judgment of the Lender would, enjoin, prohibit, restrain, impose or result in the imposition of any material adverse condition upon the Lender from making the Loan requested to be made on the Borrowing Date; (d) No Material Adverse Change. No adverse change deemed material by the Lender, in its sole but commercially reasonable opinion, shall have occurred after the Closing Date as to the condition (financial or otherwise), operations, performance or properties of the Co-Borrowers, each individually or all together taken as a whole; and Each submission by the Co-Borrowers to the Lender of a Notice of Borrowing with respect to any Loan, if required in accordance with the terms, conditions, and provisions of Section 2.01(h) hereof, each request for a Loan submitted by the Co-Borrowers by use of the Lender’s online banking system in accordance with the terms, conditions, and provisions of the Cash Management Agreement, and/or the acceptance by the Co-Borrowers of the proceeds of each such Loan shall constitute a representation and warranty by the Co-Borrowers as of the Borrowing Date in respect of such Loan that all the conditions contained in this Section 3.02 have been satisfied. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.01 Representations and Warranties on the Closing Date. In order to induce the Lender to enter into this Loan Agreement, the Co-Borrowers hereby represent and warrant to the Lender that the following statements are true, correct and complete on and as of the Closing Date: 30 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(i) Organization: Corporate Powers. Except as otherwise set forth on Schedule 4.01(i) attached hereto and made a part hereof, each of the Co-Borrowers (a) is a corporation duly organized, validly existing and is in good standing under the Laws of the State of Delaware, (b) is duly qualified to conduct business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, other than in a jurisdiction in which the failure to so qualify would not have a Material Adverse Effect and (c) has all requisite power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the actions contemplated by the Loan Documents. (ii) Authority. (a) Each of the Co-Borrowers has the requisite corporate power and authority (1) to execute, deliver and perform each of the Loan Documents executed by it or to be executed by it and (2) to file the Loan Documents filed by it or to be filed by it with any appropriate Governmental Authority. (b) The execution, delivery and performance (or filing, as the case may be) of each of the Loan Documents to which any of the Co-Borrowers is a party and the consummation of the transactions contemplated thereby, have been duly authorized by the appropriate Board of Directors of the applicable Co-Borrowers and no further corporate proceedings on the part of the Co-Borrowers are necessary to consummate such transactions. (c) Each of the Loan Documents to which any of the Co-Borrowers is a party have been duly executed and delivered (or filed, as the case may be) by the applicable Co- Borrowers and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws or equitable principles affecting the enforcement of creditor’s rights generally. (iii) Subsidiaries and Ownership of Capital Stock. (a) As of the Closing Date, Wayside has seven (7) Subsidiaries: Lifeboat; Techxtend; Programmer’s Paradise; ISP; Wayside Technology Group (Canada), Inc. (hereinafter referred to as “Wayside Canada”), Wayside Technology Group Europe BV (hereinafter referred to as “Wayside Europe”), and Programmersparadise.com Inc., a Delaware corporation. Other than equity incentive awards issued to the officers, directors, employees, and/or consultants of the Co-Borrowers, no capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Wayside is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Wayside is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (b) As of the Closing Date, Lifeboat has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Lifeboat is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Lifeboat is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. 31 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(c) As of the Closing Date, Techxtend has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Techxtend is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Techxtend is duly authorized, validly issued, fully paid andce and is not Margin Stock. (d) As of the Closing Date, Programmer’s Paradise has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Programmer’s Paradise is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Programmer’s Paradise is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (e) As of the Closing Date, ISP has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of ISP is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of ISP is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (f) As of the Closing Date, Wayside Canada has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Wayside Canada is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Wayside Canada is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (g) As of the Closing Date, Wayside Europe has one (1) Subsidiary: Lifeboat Distribution EMEA BV. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Wayside Europe is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Wayside Europe is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (h) As of the Closing Date, Lifeboat Distribution EMEA BV has no Subsidiaries. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of Lifeboat Distribution EMEA BV is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of Lifeboat Distribution EMEA BV is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. (iv) No Conflict. The execution and delivery by each Co-Borrower of each Loan Document to which it is a party and the performance of each of the transactions contemplated thereby do not and will not (a) constitute a tortious interference with any Contractual Obligation of such Co- 32 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Borrower, or (b) conflict with or violate such Co-Borrower’s Certificate of Incorporation or By-Laws, or (c) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or, subject to clause (a) above, Contractual Obligation of such Co- Borrower, or require termination of any Contractual Obligation, the consequences of which conflict or default or termination would have or is reasonably likely to result in a Material Adverse Effect, or (d) result in or require the creation or imposition of any Lien whatsoever upon any of the Properties or assets of such Co-Borrower (other than Liens permitted pursuant to Section 7.02{ii ) hereof), or (e) require any approval of any shareholders. (v) Governmental Consents. The execution, delivery and performance of each Loan Document (and the transactions contemplated thereby) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been, or will in due course, be made, obtained or given. (vi) Governmental Regulation. The execution, delivery and performance of each Loan Document (and the transactions contemplated thereby) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been, or will in due course, be made, obtained or given. (vii) Litigation; Adverse Effects. (a) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending, or to the knowledge of the Co-Borrowers, threatened against any of the Co- Borrowers or any Property of any of the Co-Borrowers which is reasonably likely to (1) result in any Material Adverse Effect, (2) materially and adversely affect the ability of the Co-Borrowers to perform their respective obligations, including, without limitation, the Obligations, under the Law, under any Contractual Obligation and/or under the Loan Documents or (3) materially and adversely affect the ability of the Co-Borrowers to perform their respective obligations, including, without limitation, the Obligations, or the Lender’s ability to enforce such obligations. (b) No Co-Borrower is (1) in violation of any applicable Law which violation has or is reasonably likely to have a Material Adverse Effect, or (2) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Governmental Authority which has or is reasonably likely to have a Material Adverse Effect. Except as set forth in Schedule 4.01(v ii) attached hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Co-Borrowers, threatened against or affecting any of the Co-Borrowers challenging the validity or the enforceability of any of the Loan Documents. (viii) No Material Adverse Change. Since December 31, 2016, no material adverse change in, the condition (financial or otherwise), operations or performance of the Co-Borrowers or the ability of the Co-Borrowers to perform their respective obligations, including, without limitation, the Obligations, under the Loan Documents to which it is a party and the transactions contemplated thereby has occurred. (ix) Payment of Taxes. Except as otherwise set forth on Schedule 4.0 l (ix) attached hereto and made a part hereof, all returns and reports of the Co-Borrowers required to be filed within the previous three (3) years, have been timely filed (or appropriate extensions of time for the filing of same have been timely requested), and all taxes, assessments, fees and other governmental charges thereupon and upon their respective Properties, assets, income and franchises which are shown on such returns as being due and payable, have been paid when due and payable, except such taxes, if any, that are reserved against in accordance with Generally Accepted Accounting Principles, such taxes as are being contested in good faith by appropriate proceedings or such taxes the failure to make payment of which when due 33 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

and payable would not result, in the aggregate, in a Material Adverse Effect. No Co-Borrower has knowledge of any proposed tax assessment against any Co-Borrower that is reasonably likely to result in a Material Adverse Effect, which is not being actively contested in good faith by the applicable Co- Borrowers and which has not been disclosed in writing to the Lender. (x) Material Adverse Agreements. No Co-Borrower is a party to or subject to any Contractual Obligation or other restriction contained in its charter, By-Laws or similar governing document which has or is reasonably likely to result in a Material Adverse Effect. (xi) Performance. The Co-Borrowers are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to them, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation in, each case, except where the consequences, direct or indirect, of such default or defaults, if any, would not have or are not reasonably likely to result in a Material Adverse Effect. (xii) Securities Activities. No Co-Borrower is engaged principally in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. (xiii) Accurate and Complete Disclosure. The representations and warranties of the Co-Borrowers or any other Person contained in the Loan Documents, and all certificates and other documents delivered to the Lender, in connection herewith and therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. (xiv) Requirements of Law. The Co-Borrowers have no actual knowledge of any noncompliance with respect to all Requirements of Law (including, without limitation, the Plant Closing Law and/or the Fair Labor Standards Act) applicable to the Co-Borrowers and their business which noncompliance could reasonably be expected to result in a Material Adverse Effect. (xv) Patents, Trademarks, Permits, Etc. The Co-Borrowers own, are licensed or otherwise have the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of their business as currently conducted which are material to their condition (financial or otherwise), operations and performance, taken as a whole. To the knowledge of the Co-Borrowers, the use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes by the Co-Borrowers does not infringe on the rights of any Person, subject to such claims and infringements and do not, in the aggregate, give rise to any liability on the part of the Co-Borrowers which has or is reasonably likely to result in a Material Adverse Effect. Except as otherwise set forth on Schedule 4.01 ( xv) attached hereto and made a part hereof, the Co-Borrowers have no copyrights registered in the United State Copyright Office and no patents, tradenames and/or trademarks registered in the United States Patent and Trademark Office. (xvi) Environmental Matters. The Co-Borrowers are not engaged in a business which involves the handling, storage, generation, treatment, discharge and other disposal of, and reporting regarding, Environmental Concern Materials, and are otherwise in compliance with all applicable Environmental Laws. (xvii) ERISA. The Co-Borrowers and any ERISA Affiliate do not maintain or contribute to any Plan other than those Plans listed on Schedule 4.01 ( xvi i) attached hereto. Except as otherwise provided on Schedule 4.0 I(xvii ), each Plan which is intended to be a qualified plan has been 34 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

determined by the IRS to be qualified under Section 401(a), and each trust related to any such Plan has been so determined to be exempt from Federal income tax under Section 501(a) of the Code prior to its amendment by the Tax Reform Act of 1986, and such Plan and trust are being operated in all material respects in compliance with and will be timely amended in accordance with the Tax Reform Act of 1986 and the Omnibus Budget Reconciliation Act of 1987 as interpreted by the regulations promulgated thereunder. Except as otherwise provided on Schedule 4,01(xvii) attached hereto, the Co-Borrowers and any ERISA Affiliate do not maintain or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides lifetime benefits to retirees other than as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and interpreted by regulations promulgated thereunder. The Co-Borrowers and all of their respective ERISA Affiliates are in compliance in all material respects with the responsibilities, obligations or duties imposed on them by ERISA or regulations promulgated thereunder with respect to all Plans. No material accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code) exists in respect to any Benefit Plan. The Co-Borrowers, any ERISA Affiliate and any fiduciary of any Plan (a) have not engaged in a nonexempt “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Code or (b) have not taken any action which would constitute or result in a Termination Event with respect to any Plan such that actions under clause (a) or clause (b) above, or both, would result in a material obligation to pay money. The Co-Borrowers and any ERISA Affiliate have not incurred any material liability to the PBGC which remains outstanding other than the liability to pay the PBGC insurance premiums for the current year. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan (which has been furnished to the Lender) is complete and accurate in all material respects. Except as provided on Schedule 4.0 I ( xvi i) attached hereto, since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. The Co-Borrowers and any ERISA Affiliate have not failed to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment which would in the aggregate have a Material Adverse Effect. The Co-Borrowers and any ERISA Affiliate are not required to provide security to a Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. The Co-Borrowers and any ERISA Affiliate are not contributing and have not ever contributed to or been obligated to contribute to any Multiemployer Plan, and no employees or former employees of the Co-Borrowers or any ERISA Affiliate have been covered by any Multiemployer Plan in respect of their employment by the Co- Borrowers or any ERISA Affiliate, and, accordingly, the representations and warranties in this Section 4.0 1 ( xvi i) do not apply to Multiemployer Plans. (xviii) Solvency. Each of the Co-Borrowers is Solvent after giving effect to the transactions contemplated by this Loan Agreement and the other Loan Documents, the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing, and all obligations, if any, under any Plan or the equivalent for unfunded past service liability and any other unfunded medical (including post-retirement) and death benefits. (xix) Qualification of Note. To the best of the Co-Borrowers’ knowledge, as of the Closing Date, the offering and issuance of Note is exempt from registration under Section 5 of the Securities Act or have been registered pursuant to one or more registration statements filed pursuant to the Securities Act and, if so registered, are qualified under the Trust Indenture Act of 1939, as amended. (xx) Assets and Properties. Substantially all of the assets and properties owned by, leased to or used by the respective Co-Borrowers in their business (a) are in good operating condition and repair, (ordinary wear and tear excepted), (b) are free and clear of any known defects (except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations) and (c) are able to serve the function for which they are currently being used, in each case where the failure of 35 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

such asset to meet such requirements would not have or is not reasonably likely to result in a Material Adverse Effect. (xxi) Insurance. The Co-Borrowers maintain with financially sound and reputable insurers not related to or affiliated with any of the Co-Borrowers insurance with respect to its Properties and businesses, insured against such liabilities, casualties and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated. Schedule 4.01(xxi) attached hereto sets forth a list of all insurance currently maintained by or in respect of the respective Co-Borrowers setting forth the identity of the insurance carrier, the type of coverage, the amount of coverage and the deductible. There are no claims, actions, suits, proceedings against, arising under or based upon any of such insurance policies except as set forth in Schedule 4.01(xxl) attached hereto. (xxii) Title to Properly. Each of the Co-Borrowers has good and marketable title in fee simple to all Property owned or purported to be owned by it, including, without limitation, all property reflected in the most recent audited balance sheet referred to in Section 4.01(xxiv) hereof or submitted pursuant to Article V hereof (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet), in each case free and clear of all Liens, other than Customary Permitted Liens. (xxiii) Audited Financial Statements. Each of the Co-Borrowers, either individually or on a consolidated basis, have heretofore furnished to the Lender its audited balance sheet dated as of December 31, 2016, and the related statements of income, cash flows and changes in stockholders’/members’ equity for the Fiscal Year then ended, as examined and reported on by its Independent Certified Public Accountant. Such financial statements (including the notes thereto) and schedule present fairly the financial condition of the Co-Borrowers on a consolidated basis as of the end of such Fiscal Year and the results of its operations and its cash flows for the Fiscal Year then ended, all in conformity with Generally Accepted Accounting Principles. (xxiv) Interim Financial Statements. Each of the Co-Borrowers, either individually or on a consolidated basis, have heretofore furnished to the Lender an interim financial statement dated as of June 30, 2017, and the related statements of income, cash flows and changes in stockholders’/members’ equity for the period commencing January 1, 2017 and ending on June 30, 2017, as certified by the chief accounting officer of each such Co-Borrower. Such financial statements present fairly the financial position of the respective Co-Borrowers on a consolidated basis as of the end of such dates and fiscal periods and the results of its operations and the changes in its financial position and cash flows for such fiscal periods, in conformity with Generally Accepted Accounting Principles (except that such statements may not contain all footnotes required by Generally Accepted Accounting Principles), subject to normal and recurring year-end audit adjustments. (xxv) Accounts Receivable. The most recent list of Accounts Receivable of the respective Co-Borrowers delivered to the Lender is complete and contains an accurate aging thereof. The Accounts Receivable of the respective Co-Borrowers have arisen in the ordinary course of their respective business and reflect bona fide obligations for the payment of goods or services provided by the respective Co-Borrowers. All Accounts Receivable are collectible in the ordinary course of the respective Co- Borrowers’ business; are subject to no counter-claims or setoffs or any nature whatsoever (other than those arising out of customer deposits); and require no further act on the respective Co-Borrowers’ part to make such Accounts owing by the Account debtors. None of the Accounts Receivable include consignments or sales on any basis other than that of absolute sale in the ordinary and usual course of business, except as otherwise set forth on said list. No agreement has been made under which any 36 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

deductions or discounts may be claimed as to any such account except regular discounts in the usual course of business. (xxvi) Absence of Undisclosed Liabilities. No Co-Borrower has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Sections 4.01(xxiv) and (xxv) hereof, (b) matters that, individually or in the aggregate could not result in a Material Adverse Effect and (c) Contractual Obligations incurred in the ordinary course of each Co-Borrower’s business. (xxvii) Margin Regulations. No part of the proceeds of the Loan Facility will be used, in whole or in part, for the purpose of buying or carrying any Margin Stock, as such term is used in Regulation U of the Federal Reserve Board, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any Margin Stock. No Co-Borrower is engaged in the business of extending credit to others for the purpose of buying or carrying Margin Stock. Neither the making of any Loan nor any use of proceeds of any such Loan will violate or conflict with the provisions of Regulation T, U or X of the Federal Reserve Board, as amended from time to time. (xxviii) Labor Matters. No Co-Borrower is party to any labor union or collective bargaining agreements. Each of the Co-Borrowers is in compliance with all applicable Laws respecting employment and employment practices, including, without limitation, laws, regulations, and judicial and administrative decisions relating to wages, hours, conditions of work, collective bargaining, health and safety, payment of social security, payroll, withholding and other taxes, worker’s compensation, insurance requirements, as well as requirements of ERISA and the Consolidated Omnibus Budget Reconciliation Act. There is no (a) unfair labor practice complaint pending or, to the knowledge of the Co-Borrowers, threatened against any of the Co-Borrowers before the National Labor Relations Board or any court nor any pending or, to the knowledge of the Co-Borrowers, threatened sexual harassment, or wrongful discharge claim, (b) labor strike, dispute, slowdown, or stoppage pending or, to the knowledge of the Co-Borrowers, threatened against any of the Co-Borrowers, or (c) representation petition, respecting the employees of any of the Co-Borrowers filed or threatened to be filed with the National Labor Relations Board. (xxix) Brokerage Commissions. No Person is entitled to receive from the Co- Borrowers any brokerage commission, finder’s fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Loan Agreement. No brokerage or other fee, commission or compensation is to be paid by the Lender by reason of any act, alleged act or omission of the Co-Borrowers with respect to the transactions contemplated hereby. (xxx) Books and Records. Each of the Co-Borrowers maintains its books and records relative to its assets, properties and business transactions at the Co-Borrowers’ principal corporate offices located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724. (xxxi) Location of Collateral. None of the Collateral pledged to the Lender as collateral security pursuant to the Collateral Documents is located in, at or on any location or property other than as set forth on Schedule 4.01(xxxi) (except Inventory temporarily in transit). During the six (6) month period immediately preceding the Closing Date, none of the Collateral was located in, at or on any location or property other than those sites listed on Schedule 4.0 (xxxi) attached hereto and in the Security Agreement (except Inventory temporarily in transit). (xxxii) Business Names. 37 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(a) The only names by which Wayside is currently known or under which Wayside is currently conducting its business is “Wayside Technology Group, Inc.”. (b) The only names by which Lifeboat is currently known or under which Lifeboat is currently conducting its business is “Lifeboat Distribution, Inc.”. (c) The only names by which Techxtend is currently known or under which Techxtend is currently conducting its business is “Techxtend, Inc.”. (d) The only names by which Programmer’s Paradise is currently known or under which Programmer’s Paradise is currently conducting its business is “Programmer’s Paradise, Inc.”. (e) The only names by which ISP is currently known or under which is currently conducting its business is “ISP International Software Partners, Inc.”. (xxxiii) Pledge of Collateral. Each of the Co-Borrowers has good and marketable title to its Collateral and all such Collateral is free and clear of all Liens except for (a) Permitted Encumbrances and (b) as specifically permitted or contemplated by the terms and provisions of this Loan Agreement and the Collateral Documents relating to such Collateral. (xxxiv) Anti-Terrorism Laws — General. None of the Co-Borrowers or any Affiliate of the Co-Borrowers is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. (xxxv) Executive Order No. 13224. None of the Co-Borrowers or any Affiliate of the Co-Borrowers, or their respective agents acting or benefiting in any capacity in connection with the Loans or other transactions hereunder, is any of the following (hereinafter each referred to as a “Blocked Person”): (a) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (c) a Person with which any lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224; (e) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or (0 a Person who is affiliated or associated with a Person listed above. 38 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

None of the Co-Borrowers or, to the knowledge of the Co-Borrowers, none of its agents acting in any capacity in connection with Loan or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224. Section 4.02 Subsequent Funding Representations and Warranties. In order to induce the Lender to enter into this Loan Agreement and to make Loans, the Co-Borrowers hereby represent and warrant to the Lender that the statements set forth in subsections (i) through (xxxv) of Section 4.01 hereof and Article XI hereof (except (i) to the extent that such statements are made expressly only as of the Closing Date or another specified date, or (ii) for changes permitted or contemplated by this Loan Agreement), are true, correct and complete in all material respects after the Closing Date, on and as of the Borrowing Date in respect of each Borrowing. ARTICLE V REPORTING COVENANTS On and after the Closing Date and so long as the Co-Borrowers shall have any Obligation hereunder, unless the Lender shall give its prior express written consent to the effect otherwise, then: Section 5.01 Statement of Accounting. Each of the Co-Borrowers shall (i) make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with Generally Accepted Accounting Principles and any other accounting principles applicable thereto and (2) to maintain accountability for assets and (c) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Section 5.02 Reporting and Information Requirements. . The Co-Borrowers shall deliver or cause to be delivered to the Lender the following financial statements, data, reports and information, at the Co-Borrowers’ own cost and expense: (i) Annual -Audited” Financial Statements of the Co-Borrowers. As soon as available, but in any event within one-hundred twenty (120) days after the close of each Fiscal Year of the Co-Borrowers, “audited” consolidated statements of income, cash flows and stockholders’ equity for each of the Co-Borrowers for such Fiscal Year and a balance sheet for each of the Co-Borrowers as of the close of such Fiscal Year, together with the accompanying footnotes (which footnotes shall include a statement by the Independent Certified Public Accountant that prepared such audited consolidated statements of income, cash flows and stockholders’ equity stating in substance that such accountant reviewed this Loan Agreement and that such accountant did not become aware of any Event of Default or Potential Event of Default hereunder, or if such accountant did become so aware, such footnotes shall state the nature and period of existence thereof), all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding Fiscal Year. Such financial statements shall be accompanied by an opinion of the Independent Certified Public Accountant, which opinion shall be signed by such Independent Certified Public Accountant. The opinion of such accountants shall be free of exceptions or qualifications not acceptable to the Lender, and in any event shall be free of any exception or qualification which is of “going concern” or like nature or which relates to a more limited scope of examination. Such 39 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

opinion shall in any event contain a written statement of such accountants substantially to the effect that (a) such accountants examined the financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary under the circumstances and (b) in the opinion of such accountants such financial statements present fairly the financial position of the respective Co-Borrowers as of the end of such Fiscal Year, and the results of the respective Co-Borrowers’ operations and cash flows for such Fiscal Year, in conformity with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding Fiscal Year. Notwithstanding the terms, conditions, and provisions of this Section 5.02(i) to the contrary, the Co-Borrowers may satisfy the reporting requirements set forth above by providing the Lender with a copy of its most recent 10-K as filed with the Securities and Exchange Commission of the United States of America on an annual basis. (ii) Quarterly “Management-Prepared” Financial Statements of the Co-Borrowers. As soon as available, but in any event within forty-five (45) days after the close of the first, second, and third Fiscal Quarters of each Fiscal Year of the Co-Borrowers, “unaudited” management prepared consolidated statements of income, cash flows and stockholders’ equity for the respective Co-Borrowers for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, and an “unaudited” management prepared consolidated balance sheet of the Co-Borrowers as of the close of such Fiscal Quarter, setting forth in comparative form the corresponding figures for the corresponding dates and periods during the preceding Fiscal Year. The above-described financial statements shall be certified by an Authorized Officer, as presenting fairly the financial position of the respective Co-Borrowers as of the end of such dates and fiscal periods and the results of its operations and the changes in its financial position and cash flows for such fiscal periods, in conformity with Generally Accepted Accounting Principles applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender (except that such statements may not contain all footnotes required by Generally Accepted Accounting Principles), subject to normal and recurring year-end audit adjustments. Notwithstanding the terms, conditions, and provisions of this Section 5.02(i to the contrary, the Co-Borrowers may satisfy the reporting requirements set forth above by providing the Lender with a copy of its most recent 10-Q as filed with the Securities and Exchange Commission of the United States of America on a quarterly basis. (iii) Compliance Certificates. Together with each delivery of any financial statement pursuant to this Section 5.02(i) and Section 5.02(ii above, an Officer’s Certificate of the Co-Borrowers substantially in form and substance reasonably acceptable to the Lender, (a) stating that the officer signatory thereto in his capacity as an Authorized Officer has reviewed the terms of this Loan Agreement and the principal Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Co-Borrowers, taken as a whole, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officer’s Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Co-Borrowers have taken, are taking, and propose to take with respect thereto and (b) demonstrating, in reasonable detail, compliance during and at the end of such accounting periods with the financial covenants contained in Article VIII of this Loan Agreement. (iv) Monthly Accounts Receivable and Notes Receivable Ailing Reports. As soon as available, but in any event within twenty (20) days after the close of the preceding month (or more frequently as the Lender may reasonably request from time to time), a detailed monthly aging report, setting forth, in such form as the Lender shall reasonably require, the amount or amounts due and owing 40 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

on, and aging of, the accounts receivable and the notes receivable of the Co-Borrowers, which report shall be signed by an Authorized Officer of the Co-Borrowers. (v) Accountant’s Certificate. Each set of annual financial statements delivered pursuant to Section 5.02(ij above shall be accompanied by a certificate or report dated the date of such financial statements by the Independent Certified Public Accountant who certified such financial statements stating in substance that they have reviewed this Loan Agreement and that in making the examination necessary for their certification of such financial statements they did not become aware of any Event of Default or Potential Event of Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof (vi) Other Reports and Information. Promptly upon their becoming available to the Co-Borrowers, a copy of (a) all reports, financial statements and other information distributed generally by the Co-Borrowers to their stockholders, members, bondholders, or the financial community, (b) all accountants’ management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports from outside accountants with respect to, the Co- Borrowers, and (c) all reports submitted to Governmental Authorities and/or with respect to Plans under ERISA, except as prepared in the normal course of the Co-Borrowers’ business and where no material adverse action with respect thereto would result. (vii) Further Information. The Co-Borrowers shall promptly furnish to the Lender any business, financial or other information concerning the Co-Borrowers and/or the Collateral which the Lender may reasonably request from time to time in a form acceptable to the Lender. (viii) Notice of Event of Default. Promptly upon becoming aware of any Event of Default or Potential Event of Default, the Co-Borrowers shall give the Lender written notice thereof, together with a written statement of an Authorized Officer of the Co-Borrowers in his or her capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Co-Borrowers. (ix) Notice of Material Adverse Change. Promptly upon becoming aware thereof, the Co-Borrowers shall give the Lender written notice concerning any material adverse change in the business, assets, operations or financial condition of the Co-Borrowers, individually or taken as a whole, including, without limitation, any loss from casualty or theft in excess of $25,000.00 if not insured, affecting any Property, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Co-Borrowers. (x) Notice of Material Proceedings. Promptly upon becoming aware thereof, the Co- Borrowers shall give the Lender written notice of the commencement, existence or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Co-Borrowers including without limitation, litigation, arbitration or administration proceedings which, if adversely decided, would result in a Material Adverse Effect on the business, assets, operations or financial condition of the Co-Borrowers taken as a whole, or on the ability of the Co-Borrowers to perform their respective obligations under this Loan Agreement or the other Loan Documents. (xi) Notice of Pension-Related Events. The Co-Borrowers shall give the Lender the following: (a) As soon as possible, and in any event within ten (10) days after the Co- Borrowers or an ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the Chief Financial Officer of the Co-Borrowers describing such Termination Event 41 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

and the action, if any, which the Co-Borrowers or an ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, the DOL or PBGC with respect thereto; (b) As soon as possible, and in any event within fifteen (15) days, after the Co-Borrowers or an ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (as defined in Section 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the Chief Financial Officer of the Co-Borrowers describing such transaction; (c) Within ten (10) days after the filing thereof with the DOL, IRS or PBGC, copies of each annual report, filed with respect to each Benefit Plan; (d) Within ten (10) days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Co- Borrowers or an ERISA Affiliate with respect to such request; (e) Within thirty (30) days after the occurrence of (1) the first to occur of (A) an amendment of any existing Benefit Plan which will result in a material increase in the benefits under such Benefit Plan or (B) a notification of any such increase, (2) the establishment of any new Plan, or (3) the commencement of contributions to any Plan to which the Co-Borrowers or an ERISA Affiliate was not previously contributing in a material amount, written notice of such occurrence; (f) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Co-Borrowers or an ERISA Affiliate of the PBGC’s intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice; (g) Promptly upon, and in any event within ten (10) Business Days after, receipt by the Co-Borrowers or an ERISA Affiliate of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401 (a) of the Code, copies of each such letter; (h) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Co-Borrowers or an ERISA Affiliate of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice; (i) Promptly upon, and in any event within fifteen (15) Business Days after, the Co-Borrowers or any ERISA Affiliate fails to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure provided that such installment payment is an amount which is material; and Within thirty (30) days prior to the establishment of any Benefit Plan, Multiemployer Plan, Pension Plan, Plan or Single Employer Plan, written notice of such establishment including, without limitation, the pertinent details of such Benefit Plan, Multiemployer Plan, Pension Plan, Plan and/or Single Employer Plan. (xii) Notice of Other Material Defaults. Promptly upon becoming aware of any material default by the Co-Borrowers under any Contractual Obligation to which they or by which they or their Properties may be bound (the result of which could reasonably be expected to have a Material Adverse Effect), the Co-Borrowers shall give the Lender written notice thereof, together with a written statement of an Authorized Officer of the Co-Borrowers setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Co-Borrowers. 42 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(xiii) Notice of Material Claims. The Co-Borrowers shall promptly notify the Lender of all written claims, complaints, orders, citations or notices, whether formal or informal, received by the Co-Borrowers from a Governmental Authority or other Person relating to any Law, including, without limitation, any Environmental Law or health and safety law, which could reasonably be expected to result in a Material Adverse Effect. Such notices shall include, among other information, the name of the party who filed the claim, the potential amount of the claim, and the nature of the claim. Section 5.03 Environmental Notices. The Co-Borrowers shall notify the Lender, in writing, promptly, and in any event within five (5) days after obtaining knowledge, of any: (i) notice or claim to the effect that the any of the Co-Borrowers are or may be liable to any Person as a result of the Release or threatened Release of any Environmental Concern Material into the Environment; (ii) notice that any of the Co-Borrowers are under investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Environmental Concern Material into the Environment; (iii) notice that any Property of any of the Co-Borrowers is subject to an Environmental Lien which could reasonably be expected to result in a Material Adverse Effect; (iv) notice of violation to any of the Co-Borrowers or awareness by any of the Co-Borrowers of a condition which might reasonably result in a notice of violation of any environmental, health or safety Requirements of Law, which could result in a Material Adverse Effect; (v) commencement or threat of any judicial or administrative proceeding alleging a violation of any environmental, health or safety Requirements of Law; (vi) new or proposed changes to any existing environmental, health or safety Requirements of Law that could reasonably be expected to result in a Material Adverse Effect on the operations of any of the Co-Borrowers; or (vii) any proposed acquisition of stock, assets, real estate, or leasing of property, or any other action by any of the Co-Borrowers that could reasonably be expected to subject any such Co-Borrower to environmental, health or safety Liabilities and Costs that could result in a Material Adverse Effect. Section 5.04 Notice of Name Changes and Location Changes. The Co-Borrowers shall (i) immediately notify the Lender if any Co-Borrower is known by or conducting business under any names other than the name described in Section 4.01(xxxii) hereof, (ii) notify the Lender within fifteen (15) days if any Co-Borrower is conducting any of its business or operations at or out of offices or locations other than those described in Section 4.01(xxxi) hereof, and (iii) notify the Lender at least fifteen (15) days prior to the date upon which any Co-Borrower intends to change the location of its chief executive offices, principal place of business, or a location of the Collateral from those locations set forth on Schedule 4.01(xxxi) attached hereto. Section 5.05 Tax Shelter Provisions. Promptly after the Co-Borrowers determine that they intend to treat the Loan Facility or related transactions as being a “reportable transaction” as provided in Section 7.13 below, the Co-Borrowers shall provide to the Lender (i) a written notice of such intention and (ii) a duly completed copy of IRS Form 8886 or any successor form. ARTICLE VI AFFIRMATIVE COVENANTS The Co-Borrowers hereby covenant and agrees that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior express written consent to the effect otherwise, then: Section 6.01 Corporate Existence, etc. Each of the Co-Borrowers shall do or cause to be done all things necessary (i) to maintain its status as a corporation duly organized, validly existing and in 43 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

good standing under the laws of its jurisdiction of formation, (ii) to maintain its status as a corporation duly qualified and in good standing under the laws of the states in which it is currently qualified to do business (or, with respect to Lifeboat, to cause to become, in accordance with the terms, conditions, and provisions of Section 6.14 attached hereto and made a part hereof, a corporation duly qualified and in good standing under the laws of the State of New Jersey), and (iii) to preserve and to keep in full force and effect its rights and franchises unless the failure to maintain such rights and franchises would not result in a Material Adverse Effect. The Co-Borrowers shall promptly provide the Lender with a complete up-to-date list of all Subsidiaries of the Co-Borrowers following the formation of any subsidiary. Section 6.02 Corporate Powers, etc. Each of the Co-Borrowers shall do or cause to be done all things necessary to qualify and remain qualified to conduct business in each jurisdiction in which the nature of its business or the ownership of its properties or both requires it to be so qualified, except for any such jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. Each of the Co-Borrowers shall do or cause to be done all things necessary to transact business in its own names and shall invoice all accounts in its own name. Section 6.03 Compliance with Laws, etc. Each of the Co-Borrowers shall (i) comply with all Requirements of Law, and all restrictive covenants affecting it or its business, properties, assets or operations and (ii) to obtain as needed all Permits necessary for its operations and maintain such Permits in good standing, except to the extent non-compliance with this Section 6.03 would not result in a Material Adverse Effect and provided that Lifeboat’s compliance with the terms, conditions, and provisions of Section 6.14 of this Agreement shall be deemed to satisfy the requirements of this Section 6.03 with respect to the subject matter expressly set forth and described in Section 6.14 of this Agreement. Section 6.04 Payment or Taxes and Claims; Other Debts. Each of the Co-Borrowers shall pay or cause to be paid (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums material in the aggregate to such Co-Borrower which have become due and payable and which by Law have or may become a Lien (other than a Customary Permitted Lien) upon its Property, prior to time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or Claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings promptly instituted and conducted in a commercially reasonable manner and if adequate reserves shall have been set aside therefor in accordance with Generally Accepted Accounting Principles. Each of the Co-Borrowers shall pay or cause to be paid all other Debts of such Co-Borrower when and as they become due in accordance with customary business practices. Section 6.05 Maintenance of Properties; insurance. Each of the Co-Borrowers shall maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear, all of its Properties material to its operations and will make or cause to be made all appropriate repairs, renewals and replacements thereof, consistent with past practice. Each of the Co-Borrowers shall maintain or cause to be maintained with financially sound and reputable insurers reasonably acceptable to the Lender, the insurance policies and programs listed on Schedule 6.05 attached hereto or substantially similar programs or policies and amounts or other programs, policies and amounts reasonably acceptable to the Lender. Not later than thirty (30) days later than the renewal, replacement or material modification of any policy or program, the Co-Borrowers shall deliver or cause to be delivered to the Lender a certificate of insurance, showing the Lender as “additional insured” and “lender loss payee”, setting forth for each such policy or program: (i) the amount of such policy, (ii) the risks insured against by such 44 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

policy, (iii) the name of the insurer and each insured party under such policy, and (iv) the policy number of such policy. Section 6.06 Inspection of Property; Books and Records; Disclosure. The Co-Borrowers shall permit the Lender or any authorized representative(s) designated by the Lender to visit, audit or to otherwise inspect any of the Co-Borrowers’ Properties, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss the Co-Borrowers’ affairs, finances and accounts with the Lender’s officers, representatives, or independent certified public accountants, upon reasonable notice and during normal business hours. Except in cases of emergency and except at any time while an Event of Default exists, such inspections shall be conducted only upon reasonable prior notice to the Co-Borrowers and shall be conducted in a manner so as to minimize the disruption of the Co-Borrowers’ business. All information furnished to the Lender shall be received and maintained by the Lender in strict confidence and in accordance with applicable Law, and the Lender shall not disseminate said information to any Person, except where required by and in accordance with applicable Law (in which case the Lender may disclose only that portion of such information as is legally required) or where contemplated by the Loan Documents. The Lender agrees that it shall not take any action or omit to take any action which would cause or result in the violation of Law (including without limitation, any export control law) by the Co-Borrowers. Section 6.07 Litigation, Claims, etc. The Co-Borrowers shall provide the Lender with (i) promptly after the close of each Fiscal Quarter, a litigation status report, in a form reasonably satisfactory to the Lender, with respect to any new litigation (whether at law or in equity) which is asserted against any of the Co-Borrowers involving potential claims in excess of $25,000.00 which is not fully covered by appropriate insurance and which is not being defended by the applicable insurance company; (ii) notice of any suit at law or in equity or claim brought or asserted against any of the Co-Borrowers, promptly after learning thereof with respect to any suit or claim involving money or property valued in excess of $25,000.00 or any such suits or claims which in the aggregate involve money or property valued in excess of $25,000.00, in either case, which is not fully covered by appropriate insurance and which is not being defended by the applicable insurance company; and (iii) prompt notice of any investigation or proceeding before or by any Governmental Authority, the effect of which is reasonably likely to result in a Material Adverse Effect. Section 6.08 Labor Disputes. Each of the Co-Borrowers shall notify the Lender in writing, promptly, but in any event within two (2) Business Days after learning thereof, of (i) any material labor dispute to which the Co-Borrowers and/or any Affiliate, is reasonably likely to become a party, and any strikes or walkouts relating to any of their Properties and (ii) the expiration of any labor contract to which they are a party or by which they are bound. Section 6.09 Maintenance of Licenses, Permits, etc. Each of the Co-Borrowers shall (i) maintain in full force and effect all licenses, permits, governmental approvals, franchises, authorizations or other rights necessary for the operation of its business, except where the failure to obtain any of the foregoing would not result in or is not reasonably likely to result in a Material Adverse Effect and (ii) to notify the Lender in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of or of any pending or threatened action or proceeding seeking to suspend, cancel, revoke or discontinue any Permit where the result thereof could reasonably be expected to result in a Material Adverse Effect and provided that Lifeboat’s compliance with the terms, conditions, and provisions of Section 6.14 of this Agreement shall be deemed to satisfy the requirements of this Section 6.09 with respect to the subject matter expressly set forth and described in Section 6.14 of this Agreement. 45 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 6.10 Use of Proceeds. The Co-Borrowers shall not use the proceeds of any Loans made hereunder, directly or indirectly, for any unlawful purpose, in any manner inconsistent with Section 2.01(iv) hereof, as applicable, or inconsistent with any other provision of any other Loan Document. Section 6.11 Continuation of or Change in Business. Each of the Co-Borrowers shall continue to engage in its business substantially as conducted and operated during the present and preceding Fiscal Year, and none of the Co-Borrowers shall engage in any other business without the prior express written consent of the Lender, which consent shall not be unreasonably withheld, delayed, or conditioned. Section 6.12 Bank of Account. The Co-Borrowers shall maintain their primary disbursement account, operating accounts, and cash management relationship with the Lender. Section 6.13 Addition of Future Co-Borrowers. Upon request of the Lender, each Co- Borrower shall promptly (i) cause its domestic Subsidiaries and/or Affiliates formed or acquired after the Closing Date to be joined as a co-borrower in connection with the Loan Facility and shall cause each such Subsidiary and/or Affiliate to execute such documentation as may be reasonably required by the Lender to cause any such Subsidiary and/or Affiliate to be joined as a co-borrower in connection with the Loan Facility and to secure its obligations in connection with the Loan Facility and (ii) execute a pledge of sixty-five percent (65%) of the Equity Interests in and to its respective foreign Subsidiaries formed or acquired after the Closing Date, and shall execute such documentation as may be reasonably required by the Lender to perfect such pledge. Section 6.14 Post-Closing Undertakings. The Co-Borrowers hereby agree that they shall, on or prior to January 114 , 2018. deliver to the Lender the following, all of which shall be acceptable to the Lender in its reasonable discretion: (i) a Short Form Standing Certificate issued by the Office of the New Jersey Department of the Treasury, Division of Revenue and Enterprise Services with respect to Lifeboat and (ii) evidence of the dissolution of Programmersparadise.com Inc., a Delaware corporation. ARTICLE VII NEGATIVE COVENANTS The Co-Borrowers hereby covenant and agree that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior written consent to the effect otherwise, then: Section 7.01 Debt. The Co-Borrowers shall not create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for: (i) the Obligations; (ii) accounts payable owing to trade creditors arising from current liabilities for goods and services purchased in the normal course of the Co-Borrowers’ respective businesses; (iii) the permitted existing Debt as described on Schedule 7.0I(iiij attached hereto, and any extensions, renewals, replacements and refinancing thereof not exceeding the principal amount outstanding on the date of such extension, renewal, replacement or refinancing, provided that the terms are no less advantageous to the Co-Borrowers than the original obligation; 46 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(iv) any Debt in connection with purchase money liens permitted by Section 7.02( ii)(e) hereof; and (v) any Debt in respect of loans, advances, or guarantees permitted by Section 7.03 hereof. Section 7.02 Sale ()I’ Assets; Additional Liens. (i) Sales. The Co-Borrowers shall not sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any Properties, whether now owned or hereafter acquired, or any income or profits therefrom, without the prior express written consent of the Lender except: (a) The Co-Borrowers may sell Inventory and its other Properties in the ordinary course of its business; and (b) The Co-Borrowers may dispose of Properties which are obsolete or no longer useful in the business of the Co-Borrowers; provided that such disposition shall not result in a Material Adverse Effect and the Co-Borrowers shall promptly report any disposition of Properties, singularly or in aggregate, to the Lender, where net cash proceeds are equal to or greater than $50,000.00; and (c) The Co-Borrowers may sell, assign, and transfer “Interests” (as such term is defined under the KeyBank Assignment Agreement) to KEY in strict accordance with the terms, conditions, and provisions of the KeyBank Assignment Agreement and any other documents executed in connection therewith, and any such Interests shall be free and clear of the Lender’s lien pursuant to the terms, conditions, and provisions of the Security Agreement and the other Loan Documents. In connection with the sale, assignment, and/or transfer of Interests to KEY in accordance with the terms, conditions, and provisions of the KeyBank Assignment Agreement, the Co-Borrowers shall promptly provide to the Lender true, correct, and complete copies of any documents to be delivered to KEY in connection with the Interests which are to be sold, assigned, or transferred to KEY in accordance with the terms, conditions, and provisions of the KeyBank Assignment Agreement; and (d) The Co-Borrowers may sell, assign, and transfer extended payment receivables to any other Person acceptable to the Lender in its reasonable discretion in strict accordance with the terms, conditions, and provisions of a written assignment agreement and such other documentation as may be acceptable to the Lender in its reasonable discretion; provided that no Co- Borrower may enter into any such arrangement without having obtained the prior express written consent of the Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, and any such transferred extended payment receivables shall be free and clear of the Lender’s lien pursuant to the terms, conditions, and provisions of the Security Agreement and the other Loan Documents. (ii) Additional Liens. The Co-Borrowers shall not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any Properties without the prior express written consent of the Lender except: (a) Liens securing the Obligations; (b) any interest or title of a lessor or secured by a lessor’s interest under any lease permitted by this Loan Agreement; 47 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(d) Customary Permitted Liens; and (e) purchase money Liens securing Debt (including the interest of a lessee under a Capitalized Lease). Section 7.03 Loans, Advances and Investments. Without the prior express written consent of the Lender, the Co-Borrowers shall not make or suffer to exist or remain outstanding, any loans, advances and/or investments, including, without limitation, any loan or advance to purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, or make any capital contribution to or other investment in, any other Person, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except: (I) Loans and investments existing on the date hereof and listed in Schedule 7.03 attached hereto; and (ii) Accounts Receivable owing to the Co-Borrowers in the ordinary course of business and loans and advances extended by the Co-Borrowers to subcontractors or suppliers under usual and customary terms in the ordinary course of business; and (iii) Investments in Cash and Cash Equivalents; and (iv) Investments made or entered into in the ordinary course of the Co-Borrowers’ respective business; provided that an Event of Default shall not exist or shall result from the making of any such investment. Section 7.04 Restriction on Fundamental Changes. (i) No Co-Borrower shall (a) enter into any merger, acquisition or consolidation except for mergers, acquisitions, and/or consolidations in the ordinary course of said Co-Borrower’s business of entities engaged in substantially the same type of business as such Co-Borrower and, with respect to mergers or consolidations, where the applicable Co-Borrower is the surviving entity and provided that, in any event, the Co-Borrowers are otherwise in compliance with the terms, conditions, and provisions of this Loan Agreement and the other Loan Documents, (b) liquidate, windup or dissolve (or suffer any liquidation or dissolution), or (c) convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any of its business, Properties or assets, whether now or hereafter acquired, without the prior express written consent of the Lender, except as permitted by Section 7.02(i) hereof. (ii) Following the occurrence and continuance of an Event of Default, none of the Co-Borrowers may (a) acquire by purchase or otherwise all or substantially all of the business property or assets of, or stock or other evidence of legal or beneficial ownership of any Person or (b) create any Subsidiary. (iii) Without the Lender’s prior express written consent, no Co-Borrower shall (a) change their respective corporate structure or (b) alter the nature or character of their respective businesses as presently conducted. 48 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 7.05 ERISA. The Co-Borrowers shall not, and shall not permit any ERISA Affiliate to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in an obligation to pay a sum of money that is material to the business of the Co-Borrowers: (i) Engage, or permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which a class exemption is not available or a private exemption has not been obtained from the DOL; (ii) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived; (iii) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan; (iv) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the Co-Borrowers or any ERISA Affiliate under Title IV of ERISA; or (v) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment. Section 7.06 Amendment of Corporate Documents. The Co-Borrowers shall not amend, modify or supplement its certificate of incorporation and/or its bylaws unless the Co-Borrowers shall provide to the Lender fully executed (and/or adopted, as applicable) written copies of any such amendment, modification, or supplement within ten (10) Business Days of its full execution (and/or adoption, as applicable). Section 7.07 Margin Regulations. The Co-Borrowers shall not permit any portion of the proceeds of any Loans extended under this Loan Agreement to be used in any manner which might cause the extension of credit or the application of such proceeds to violate Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates of such Borrowing, such use of proceeds, such creation or such issuance. Section 7.08 Cancellation of Debt. The Co-Borrowers shall not cancel any Claim or Debt, except for adequate consideration (as determined in the applicable Co-Borrower’s commercially reasonable discretion) and in the ordinary course of its business. Section 7.09 Environmental Liabilities. The Co-Borrowers shall not become subject to any Liabilities and Costs which the Lender reasonably deems has or is likely to have a Material Adverse Effect arising out of or related to (i) the Release or threatened Release at any location of any Environmental Concern Material into the Environment, or any Remedial Action in response thereto, or (ii) any violation of any Environmental Law, or any health or safety Requirement of Law. Section 7.10 Guaranties. No Co-Borrower shall assume, guaranty, endorse or otherwise be or become directly or contingently responsible or liable, for obligations or liabilities of any Person, without the prior express written consent of the Lender, except for: (i) guaranties existing on the Closing Date as described on Schedule 7.10(1) attached hereto; and 49 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(ii) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business. Section 7.11 operating and Capitalized Leases. The Co-Borrowers shall not during any Fiscal Year become liable in any way, whether directly or by assignment, for the obligations of a lessee under any Operating Leases or Capitalized Leases unless, immediately after giving effect to the incurrence of liability with respect to such Operating Lease or Capitalized Lease, as applicable, the aggregate amount of all basic rental payments, other base payments, or accruals for such Fiscal Year under all Operating Leases and Capitalized Leases shall not exceed $1,500,000.00 in the aggregate, without taking into account any customary reimbursement for taxes, insurance or maintenance expenses. Section 7.12 Anti-Terrorism Laws. The Co-Borrowers and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. The Co-Borrowers shall deliver to the Lender any certification or other evidence requested from time to time by the Lender, in its sole and absolute discretion, confirming the Co-Borrowers’ compliance with this Section 7.13. Section 7.13 Tax Shelter Regulations. The Co-Borrowers shall not treat the Loan Facility and/or related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Co-Borrowers determine to take any action inconsistent with such intention, the Co-Borrowers shall promptly (i) notify the Lender thereof and (ii) deliver to the Lender a duly completed copy of IRS Form 8886 or any successor form, and no such action shall constitute an Event of Default hereunder. If the Co-Borrowers so notify the Lender, the Co-Borrowers hereby acknowledge that the Lender may treat the Loan Facility as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Lender shall maintain the lists and other records required by such Treasury Regulation. Section 7.14 Transactions with Shareholders, Subsidiaries and Affiliates. Other than with respect to (i) the repurchase of the issued and outstanding capital stock of Wayside from the stockholders of Wayside or (ii) the declaration and payment of dividends to the stockholders of any of the Co- Borrowers, the Co-Borrowers shall not enter into or permit to exist, directly or indirectly, any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service) with any shareholder, director, member, officer, Subsidiary and/or Affiliate of the Co- Borrowers on terms that are less favorable to the Co-Borrowers than those that might be obtained in an arm’s length transaction at the time from unrelated Persons who are not such a shareholder, director, member, officer, Subsidiary and/or Affiliate. Nothing contained in this Section 7.14 shall prohibit any transaction which is otherwise expressly permitted by Section 7.03 hereof. Section 7.15 Fiscal Years. No Co-Borrower shall change its Fiscal Year without the prior express written consent of the Lender, which consent shall not be unreasonably withheld. Section 7.16 KeyBank Assignment Agreement, etc. The Co-Borrowers shall not amend, modify, extend, renew, substitute, supplement, or terminate the KeyBank Assignment Agreement or any document executed in connection therewith without the prior express written consent of the Lender, which shall not be unreasonably withheld, conditioned, or delayed. 50 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

ARTICLE VIII FINANCIAL COVENANTS The Co-Borrowers hereby covenant and agree that on and after the Closing Date and until payment in full of all the Obligations, unless the Lender shall give its prior express written consent to the effect otherwise, then: Section 8.01 Minimum Debt Service Coverage Ratio. The Co-Borrowers shall maintain at all times during the term of the Loan Facility (which covenant shall be tested at the end of the periods covered by the quarterly and the annual financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement), a minimum Debt Service Coverage Ratio of not less than 2.00 —to- 1.0. Section 8.02 Maximum Leverage Ratio. The Co-Borrowers shall maintain at all times during the term of the Loan Facility (which covenant shall be tested at the end of the periods covered by the quarterly and the annual financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement), a maximum Leverage Ratio of at least 2.50 —to- 1.0. Section 8.03 Minimum Collateral Coverage Ratio. The Co-Borrowers shall maintain at all times during the term of the Loan Facility (which covenant shall be tested at the end of the periods covered by the quarterly and the annual financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement), a minimum Collateral Coverage Ratio of not less than 1.50 —to- 1.0. ARTICLE IX EVENTS OF DEFAULT; RIGHTS AND REMEDIES Section 9.01 Events of Default. The occurrence of any of the following events with the passing of any applicable notice and cure periods shall constitute an “Event of Default” under this Loan Agreement (hereinafter referred to as an “Event of Default”): (i) Any representation, warranty, certificate or financial statement made or submitted by any of the Co-Borrowers or any other Person in or in connection with any of the Loan Documents furnished in connection with the Loan Facility, shall prove to have been false, incorrect or misleading in any substantial and material respect on the date as of which made; (ii) The Co-Borrowers shall have failed to make any payment of any installment of interest on the Note or under this Loan Agreement on their respective due dates; (iii) The Co-Borrowers shall have failed to make any payment of principal on the Note or under this Loan Agreement on their respective due dates; (iv) Any of the Co-Borrowers shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of moneys on their part which is to be observed or performed pursuant to the terms of the Loan Documents, other than the payment of principal and interest which shall be governed by clauses ( ii) and (iii) above, and such default shall have remained uncured for a period of ten (10) Business Days; 51 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(v) Any of the Co-Borrowers shall have failed to duly observe or perform any covenant, condition or agreement on the part of any such Co-Borrowers to be observed or performed pursuant to the terms of the Loan Documents other than the payment of moneys which shall be governed by clauses (ii). (iii) and ( iv) above, and such default shall have remained uncured for a period of thirty (30) days after written notice thereof to the Co-Borrowers by the Lender; provided, however, that if any such Co-Borrower is diligently proceeding to cure such default and said default by its nature and character cannot be cured within said thirty (30) day period, then any such Co-Borrower shall have an additional thirty (30) days within which to cure such default; (vi) Any of the Co-Borrowers shall have failed (a) to duly observe or perform any of the financial covenants set forth in Article VIII of this Loan Agreement as of any date of determination and/or (b) to comply with the terms, conditions, and provisions of Section 6.14 hereof; (vii) Any of the Co-Borrowers shall have applied for or consented to the appointment of a custodian, receiver, or liquidation of all or substantially all of their respective assets; a custodian shall have been appointed with or without consent of any of the Co-Borrowers; any of the Co-Borrowers shall generally not be paying their respective Debts as they become due; any of the Co-Borrowers shall have made a general assignment for the benefit of their respective creditors; any of the Co-Borrowers shall have filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with their respective creditors, or shall have taken advantage of any insolvency law, or shall have filed an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; a petition in bankruptcy shall have been filed against any of the Co-Borrowers and shall not have been dismissed for a period of sixty (60) consecutive days, or an Order for Relief shall have been entered against any of the Co-Borrowers under the Bankruptcy Code; or an order, judgment or decree shall have been entered without the application, approval or consent of any of the Co-Borrowers by any court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of any of the Co-Borrowers of a substantial part of their respective assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days; (viii) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the Properties of any of the Co-Borrowers or any judgment involving monetary damages shall be entered against any of the Co-Borrowers which shall become a lien on any such Co-Borrower’s Properties or any portion thereof or interest therein and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy; (ix) Seizure or foreclosure of any of the Properties of any of the Co-Borrowers pursuant to process of law or by respect of legal self-help unless said seizure or foreclosure is stayed or bonded within thirty (30) days after the occurrence of same; (x) The voluntary permanent closing of business or ceasing of operations of the any of the Co-Borrowers (it being hereby acknowledged that Programmer’s Paradise does not, as of the Closing Date, have current operations and, if Programmer’s Paradise resumes operations subsequent to the Closing Date and then ceases operations, it shall constitute an Event of Default hereunder); (xi) Default by any of the Co-Borrowers in any material respect of any of the terms, conditions or provisions of any agreement (excluding the Loan Documents) covering the payment of the Obligations or otherwise for borrowed money from the Lender, any Affiliate or Subsidiary of the Lender, and/or any other creditor; 52 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(xii) The occurrence of any event or circumstance which has or could reasonably be expected to have a Material Adverse Effect; (xiii) The occurrence of a Reportable Event with respect to any of the Co-Borrowers; (xiv) Other than repurchases of the issued and outstanding capital stock of Wayside from the stockholders of Wayside and/or equity incentive awards issued to the officers, directors, employees, and consultants of the Co-Borrowers, the sale, transfer, or other disposition of any of the authorized, issued and outstanding voting capital stock of any of the Co-Borrowers to any Person other than in connection with the sale of such stock on a nationally-recognized stock exchange, without the prior express written consent of the Lender; and (xv) The occurrence of any default, and the expiration of any applicable grace or cure period, under any surety or other bond required to be posted and maintained by any of the Co-Borrowers in connection with the operation of its business or the failure of the Co-Borrowers to maintain any of the minimum bonding requirements of any Governmental Authority having jurisdiction over any such Co- Borrower’s business. Section 9.02 Rights and Remedies. (i) Acceleration. Upon the occurrence and during the continuance of any Event of Default described in the foregoing Section 9.01(vii) hereof, the Loan Facility shall automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest and due fees on the Loans shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Co-Borrowers, and the obligation of the Lender to make any additional Loans hereunder shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default described in Section 9.0] above, the Lender may by written notice to the Co-Borrowers, (a) declare that the Loan Facility is terminated, whereupon the obligation of the Lender to make any Loans hereunder shall immediately terminate, and/or (b) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Co-Borrowers. (ii) Rights Under Loan Documents. Upon the occurrence and during the continuance of any Event of Default, the Lender may (a) take any lawful action against the Co-Borrower to collect the payments then due and thereafter to become due under the Loan Documents and (b) exercise any and all rights granted to the Lender under and/or pursuant to the Loan Documents, including, without limitation, the Collateral Documents. (iii) Other Rights. Upon the occurrence and during the continuance of any Event of Default, the Lender may take any other action which may be available to the Lender, whether at law or in equity. Section 9.03 Application or Proceeds. All payments and proceeds received by the Lender under Section 9.02 of this Loan Agreement shall be applied as determined by the Lender, in its sole and absolute discretion. In the event sufficient funds are not available to fund all payments to be made in 53 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

respect of the Obligations owing by the Co-Borrowers, the Co-Borrowers shall remain and be jointly and severally liable for any such deficiency. Section 9.04 No Notices. In order to entitle the Lender to exercise any remedy available to it under Section 9.02 of this Loan Agreement, it shall not be necessary for the Lender to give any notice, other than such notice as may be required expressly in this Loan Agreement or by applicable law. Section 9.05 Agreement to Pay Attorneys’ Fees and Expenses. Upon the occurrence and during the continuance of an Event of Default, as a result of which the Lender shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of the Co-Borrowers contained herein, the Co-Borrowers shall, on demand, pay to the Lender, the reasonable fees of such attorneys and such other reasonable expenses so incurred by them, including, without limitation, post-judgment collection costs and expenses. Section 9.06 No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Loan Agreement should be breached by any party and thereafter waived by the other parties, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Section 9.07 Failure to Exercise Rights. Nothing herein contained shall impose upon the Lender any obligation to enforce any terms, covenants or conditions contained in this Loan Agreement and the other Loan Documents. Failure of the Lender, in any one or more instances, to insist upon strict performance by the Co-Borrowers of any terms, covenants or conditions of this Loan Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by the Lender of its right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by the Co-Borrowers with all the terms, covenants and conditions of this Loan Agreement and the other Loan Documents. The consent of the Lender to any act or omission by the Co- Borrowers shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for the Lender’s consent to be obtained in any future or other instance. Section 9.08 WAIVER OF JURY TRIAL. THE CO-BORROWERS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOAN FACILITY OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND (ii) AGREE THAT NEITHER THE CO-BORROWERS NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH OF THE CO-BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE CO-BORROWERS AND THE LENDER HEREBY CERTIFIES THAT NO 54 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN FACILITIES AVAILABLE TO THE CO-BORROWERS AND TO ACCEPT THE LOAN DOCUMENTS. IT IS INTENDED THAT SAID WAIVERS SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE CO-BORROWERS AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL. Section 9.09 Remedies Cumulative. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No express or implied waiver by the Lender of any Event of Default hereunder shall in any way be, or construed to be, a waiver of any future or subsequent Event of Default. No delay or omission to exercise any right or power accruing upon any Event of Default continuing as aforesaid, shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient. ARTICLE X MISCELLANEOUS Section 10.01 Expenses. The Co-Borrowers shall pay on demand all reasonable expenses of the Lender in connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with the Lender’s exercise, preservation or enforcement of any of their respective rights, remedies or options hereunder, including, without limitation, reasonable fees of outside legal counsel or the reasonable allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any reasonable fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan Facilities or any Collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any Default Rate) and be an obligation secured by any Collateral. Section 10.02 Indemnity. Each of the Co-Borrowers hereby further covenants and agrees to defend, protect, indemnify, and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated a party thereto), imposed on, incurred by, or asserted against the Indemnified Parties (whether direct, indirect or consequential and whether based on any Federal or state Laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liability and costs under Federal, state or local environmental, health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future environmental condition of any Property or the Release or 55 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

threatened Release of any Environmental Concern Material into the Environment from any Property and whether arising from the simple negligence of any of the Indemnified Parties) in any manner relating to or arising out of this Loan Agreement or the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of and participation in the Loan Facility and the management of the Loans or the use or intended use of the proceeds of the Loan Facility hereunder (hereinafter collectively referred to as the “Indemnified Matters”); provided, however, that none of the Co-Borrowers shall have any obligation to an Indemnified Party hereunder with respect to (a) Indemnified Matters for which such Indemnified Party has been compensated (including through insurance recovery) pursuant to, or for which an exemption is provided in, this Loan Agreement, (b) Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of that Indemnified Party, as determined by a court of competent jurisdiction, (c) Indemnified Matters caused by or resulting from the Lender’s violation or breach of its responsibilities, obligations or other duties under the Loan Documents, as determined by a court of competent jurisdiction or (d) Indemnified Matters caused by or resulting from any action, suit or proceeding brought by any of the Co-Borrowers (in a direct action and not in any derivative action) against the Lender in which the Lender is found to be liable to any of the Co-Borrowers as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Co-Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable Law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties. The obligations of the Co-Borrowers pursuant to this Section 10.02 shall survive the repayment and termination of the Loan Facilities. Section 10.03 Amendments and Waivers. No amendment or modification of any provision of this Loan Agreement shall be effective without the written agreement of the Lender and the Co- Borrowers, and no termination or waiver of any provision of this Loan Agreement, or consent to any departure by the Co-Borrowers therefrom, shall in any event be effective without the written concurrence of the Lender, which the Lender shall have the right to grant or withhold at its sole discretion (subject to, in any event, the terms, conditions, and provisions of the Loan Documents). Section 10.04 Independence or Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists. Section 10.05 Notices. Unless otherwise specifically provided therein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by confirmed telecopy transmission, nationally recognized overnight courier service or United States mail and shall be deemed to have been given when delivered in person or by said courier service, or upon receipt of a confirmed telecopy transmission during normal business hours or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to the Lender pursuant to Article II hereof shall not be effective until received by the Lender. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.05) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to the other party, agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents and the making and repayment of the Loans hereunder. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Co-Borrowers and/or the Lender. 56 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 10.06 Survival of Warranties and Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents, all in accordance with Section 4.02 hereof. Section 10.07 Marshaling; Recourse to Security; Payments Set Aside. The Lender shall not be under any obligation to marshal any assets in favor of the Co-Borrowers or any other Person or against or in payment of any or all of the Obligations. Recourse to the Collateral shall not be required at any time. To the extent that the Co-Borrowers make a payment or payments to the Lender, or the Lender enforces its rights and remedies under the Loan Documents or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor (to the extent permissible and practicable under the law and the circumstances), shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff and not occurred. Section 10.08 Severatillity. In case any provision in or obligation under this Loan Agreement or the other Loan Documents shall be held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under the Loan Agreement or the other Loan Documents, shall not in any way be affected or impaired thereby. The invalidating, illegality or unenforceability of a particular provision in a particular jurisdiction shall not render such provision invalid, illegal or unenforceable in any other jurisdiction. Section 10.09 Governing Law. This Loan Agreement and the rights and obligations of the parties hereunder shall be construed, interpreted, enforced and governed by the laws of the State of New Jersey, excluding the laws applicable to conflicts and choice of laws. Section 10.10 Successors and Assigns. This Loan Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns. The Co-Borrowers’ Obligations hereunder, may not be assigned to any Person without the prior express written consent of the Lender. The Lender may assign, transfer, sell, participate or convey all or any part of the Loan Facility to any Person without the consent of the Co-Borrowers. The Lender agrees to promptly notify the Co- Borrowers in writing of any sale or participation by the Lender of all or any part of the Loan Facility. Section 10.11 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE CO-BORROWERS WITH RESPECT TO THIS LOAN AGREEMENT AND THE NOTE MAY BE BROUGHT IN ANY STATE COURT OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW JERSEY, AND BY EXECUTION AND DELIVERY OF THIS LOAN AGREEMENT, EACH OF THE CO-BORROWERS ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LOAN AGREEMENT AND THE NOTE FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. TO THE MAXIMUM EXTENT PERMITTED UNDER LAW, THE CO- BORROWERS IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE 57 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

CO-BORROWERS AND THE LENDER IRREVOCABLY WAIVE ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENT) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. Section 10.12 Counterparts; Effectiveness; Inconsistencies. This Loan Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Loan Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Loan Agreement are actually inconsistent with the terms and conditions of any other Loan Documents, this Loan Agreement shall govern. Section 10.13 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Loan Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Loan Agreement or any amendments or exhibits hereto. Section 10.14 Entire Agreement/Integration Clause. This Loan Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Co- Borrowers or any other Person to the Lender in connection with the Loan Facility, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Loan Agreement and the other Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Loan Agreement and the other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Loan Agreement or in the other Loan Documents. Section 10.15 Lender’s Right to Pledge and/or Assign Loan Documents to Federal Reserve Banks. The Lender may at any time pledge or assign all or any portion of its rights under the Loan Documents, including any portion of the Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341. No such pledge or assignment or enforcement thereof shall release the Lender from its obligations under any of the Loan Documents. Section 10.16 Right to Sell a Portion of the Loans to a Third Party; Right to Sell a Portion of the Loans to a Prospective Participant. (i) The Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Co-Borrowers, to grant to one or more lenders or other financial institutions participating interests in such Lender’s obligation to lend hereunder and to any and all of the Loans held by the Lender hereunder or under the other Loan Documents. In the event of any such grant by the Lender of a participating interest to any such participating lender or financial institution, whether or not upon notice to the Co-Borrowers, the Lender shall remain responsible for the performance of its obligations hereunder, and the Co-Borrowers shall continue to deal directly with the Lender in connection with the Lender’s rights and obligations hereunder and under the other Loan Documents. The Lender may furnish any information concerning the Co-Borrowers and any collateral in its possession from time to time to prospective participating lenders or other financial institutions; provided that the Lender shall require any such prospective participating lender or financial institution to agree in writing to maintain the confidentiality of such information pursuant to the terms, conditions, and provisions of this Loan Agreement. 58 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(ii) The Lender shall further have the unrestricted right at any time or from time to time, and without the consent of or notice to the Co-Borrowers, to assign all or any portion of its respective rights and obligations hereunder to one or more lenders or other financial institutions (hereinafter each referred to as an “Assignee”), and the Co-Borrowers hereby further agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Loan Agreement and to any other documents, instruments and agreements executed in connection herewith as the Lender shall deem reasonably necessary to effect the foregoing. In addition, at the request of the Lender and any such Assignee, the Co-Borrowers shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Lender has retained any of its rights and obligations hereunder following such assignment, to the Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Lender prior to such assignment and shall reflect the amount of the respective Loans held by such Assignee and the Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Lender, and such Assignee, such Assignee shall be a party to this Loan Agreement and shall have all of the rights and obligations of the Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Lender pursuant to the assignment documentation between the Lender and such Assignee, and the Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. The Lender may furnish any information concerning the Co-Borrowers in its possession from time to time to prospective Assignees; provided that the Lender shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information pursuant to the terms, conditions, and provisions of this Loan Agreement. Section 10.17 Replacement of Lost Promissory Note or Collateral Documents. Upon receipt of a sworn affidavit of an authorized officer of the Lender as to the loss, theft, destruction or mutilation of the Note and/or the Collateral Documents which is not of public record, and, in the case of such loss, theft, destruction or mutilation, upon cancellation of such Note and/or Collateral Documents, the Co-Borrowers shall issue for the benefit of the Lender, in lieu thereof; a replacement Note and/or Collateral Document in the same principal amount thereof and otherwise of like tenor. In the event that any original Note and/or Collateral Document is found subsequent to the execution and delivery of any replacement Note and/or Collateral Document pursuant to the terms, conditions and provisions of this Section 10.17, the Co-Borrowers and the Lender hereby agree that such original Note and/or Collateral Document shall be destroyed and that such replacement Note and/or Collateral Document shall remain as the document which governs and controls; provided that no such destruction of the original Note and/or Collateral Document shall in any way impact, lessen, cancel or otherwise affect the validity of the replacement of such Note and/or Collateral Document. Section 10.18 Rialit of Setoff (Conditional). The Co-Borrowers hereby grant to the Lender, a continuing lien, security interest and right of setoff as security for all Obligations owed to the Lender, whether now existing or hereafter arising, upon and against all Collateral now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of Citibank, N.A. and its successors and assigns, or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice (any such notice being hereby expressly waived by each of the Co-Borrowers), the Lender may setoff the same or any part thereof and apply the same to any Obligation of the Co-Borrowers even though unmatured and regardless of the adequacy of any other Collateral securing the Loan Facility. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN FACILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS, 59 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

COLLATERAL OR OTHER PROPERTY OF THE CO-BORROWERS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVED. Section 10.19 Status of Parties. The relationship between the Lender and the Co-Borrowers is solely that of lender and borrowers. The Lender has no fiduciary or other special relationship with or duty to the Co-Borrowers and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Co- Borrowers and the Lender or in any way make the Lender a co-principal with the Co-Borrowers. In no event shall the Lender’s rights and interests under the Loan Documents be construed to give the Lender the right to control, or be deemed to indicate that the Lender is in control of, the business, properties, management or operations of the Co-Borrowers. Section 10.20 JOINT AND SEVERAL OBLIGATIONS; MAXIMUM LIABILITY. THE CO-BORROWERS HEREBY COVENANT AND AGREE THAT: (i) they are jointly and severally liable for all of the Obligations and each Co- Borrower expressly understands, agrees, and acknowledges that (a) the Co-Borrowers are affiliates by common direct or indirect ownership, (b) each Co-Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (c) each Co-Borrower has requested that the Lender extend such a common credit facility on the terms provided in this Loan Agreement and in the other Loan Documents, (d) the Lender will be lending against, and relying on a lien upon, all of the Collateral even though all of the proceeds of the Loan may not be advanced directly to a particular Co- Borrower, (e) each Co-Borrower will nonetheless benefit by the advance of all of the proceeds of the Loan Facility by the Lender and the availability of a single credit facility of a size greater than each could independently warrant, and (f) no Co-Borrower would be able to obtain the credit provided by the Lender hereunder without the financial support provided by the other Co-Borrowers; and (ii) each of the Co-Borrower’s obligations hereunder shall be unconditional irrespective of: (a) the validity or enforceability of the Obligations of any other Co-Borrower under this Loan Agreement or any of the other Loan Documents; (b) the absence of any attempt to collect the Obligations from any other Co-Borrower, or any other security therefor, or the absence of any other action to enforce same; (c) the waiver, consent, extension, forbearance, or granting of any indulgence by the Lender with respect to any of the terms, conditions, or provisions of this Loan Agreement or any of the other Loan Documents as against any other Co-Borrower; (d) the failure by the Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any Collateral for the Obligations with respect to any other Co-Borrower; (e) the Lender’s election in any proceeding instituted under the Bankruptcy Code of the application of Section 111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a security interest by any other Co-Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code; (g) the disallowance of all or any portion of the Lender’s claim(s) for the repayment of the Obligations from any other Co-Borrower under Section 502 of the Bankruptcy Code; or (h) any other circumstances that might constitute a legal or equitable discharge or defense of any other Co-Borrower (other than the actual indefeasible payment in full in cash of the Obligations); and (iii) with respect to any Co-Borrower’s Obligations arising as a result of the joint and several liability of the Co-Borrowers for the Loan under the Note with respect to all advances or other extensions of credit made to any of the other Co-Borrowers hereunder, each of the Co-Borrowers hereby waives, until the Obligations shall have been indefeasibly repaid in full and this Loan Agreement and the other Loan Documents shall have been cancelled and terminated, any right to enforce any right of subrogation or any remedy that the Lender now has or may hereafter have against any other Co-Borrower or any endorser of all or any portion of the Obligations, and any benefit of, and right to participate in, any 60 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

security or collateral given to the Lender to secure the repayment of the Obligations or any other liability or obligation of any Co-Borrower to the Lender. Upon the occurrence and during the continuance of any Event of Default, the Lender may proceed directly and immediately, without notice, against any Co- Borrower to collect and recover the full amount, or any portion of, the Obligations without first proceeding against any other Co-Borrower or any other Person or against any security or collateral for the Obligations, each Co-Borrower hereby agreeing that the Lender shall be under no obligation to marshal any assets in favor of any Co-Borrower or against or in payment of any or all of the Obligations; and (iv) it is intended by the Co-Borrowers and the Lender that the terms, conditions, and provisions of this Loan Agreement are severable, and that the joint and several nature of the liability of each Co-Borrower for the Obligations not constitute a fraudulent conveyance under the Uniform Fraudulent Transfer Act, as in effect from time to time (hereinafter referred to as the “UFTA”), the Uniform Fraudulent Conveyance Act, as in effect from time to time (hereinafter referred to as the “UFCA”), or Section 548 of the Bankruptcy Code, or as a fraudulent conveyance or fraudulent transfer under the applicable provisions of any other state or Federal bankruptcy, insolvency, fraudulent transfer or conveyance, liquidation, conservatorship, moratorium, rearrangement, receivership, reorganization, debtor relief, or other law affecting the rights of creditors generally (hereinafter collectively referred to as “Debtor Relief Laws”) and that, in any action or proceeding involving any Debtor Relief Laws: (a) if any clause or provision of this Loan Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction; and (b) if all or any portion of (1) the Obligations or (2) any security interest in any Collateral granted by any Co-Borrower in favor or for the benefit of the Lender in connection with the Obligations is held or determined to be void, invalid, or unenforceable against any Co-Borrower as a fraudulent conveyance or fraudulent transfer on account of or as a result of the amount of such Co- Borrower’s aggregate liability under the Loan, then, notwithstanding any other term, condition, or provision of this Loan Agreement or any other Loan Document to the contrary, the aggregate amount of such liability shall be, without any further action by the Lender, the Co-Borrowers, or any other Person, automatically limited and reduced to the highest amount which is valid and enforceable against such Co- Borrower as determined in such action or proceeding to not constitute such a fraudulent conveyance or fraudulent transfer, which amount (without limiting the generality of the foregoing) may be an amount which is not greater than the greatest of: (A) the fair consideration actually received by such Co-Borrower under the terms of and as a result of the Loan, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable Federal and state law affecting the enforceability of notes generally, distributions or advances made to one or more of the Co- Borrowers with the proceeds of the credit extended hereunder in exchange for its execution and delivery of this Loan Agreement and the other Loan Documents; or (B) the excess of (x) the amount of the fair saleable value of the assets of such Co-Borrower as of the date of this Loan Agreement as determined in accordance with applicable Federal and state law governing determinations of the insolvency of debtors as in effect on the date thereof over (y) the amount of all liabilities of such Co-Borrower as of the date of this Loan Agreement, also as determined on the basis of applicable Federal and state law governing the insolvency of debtors as in effect on the date thereof; or 61 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

(C) the maximum amount of liability under the Loan which could be asserted against such Co-Borrower hereunder without (x) rendering such Co-Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the UFTA, or Section 2 of the UFCA, (y) leaving such Co-Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Federal Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (z) leaving such Co-Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA. (v) if (a) any court of competent jurisdiction holds that the Co-Borrowers are guarantors and not jointly and severally liable for the Loan or (b) bankruptcy or reorganization proceedings at any time are instituted by or against any Co-Borrower under any Debtor Relief Laws, each Co-Borrower hereby: (1) until indefeasible payment in full in cash of the Obligations, hereby expressly and irrevocably waives, to the fullest extent possible, on behalf of such Co-Borrower, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and that such Co-Borrower may have or hereafter acquire against any Person in connection with or as a result of such Co-Borrower’s execution, delivery, and/or performance of this Loan Agreement or any of the other Loan Documents to which such Co-Borrower is a party or otherwise; (2) expressly and irrevocably waives any “claim” (as such term is defined in the Bankruptcy Code) of any kind against any other Co-Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Co-Borrower by the Lender or any other Person; and (3) acknowledges and agrees (A) that this waiver is intended to benefit the Lender and shall not limit or otherwise affect such Co-Borrower’s liability hereunder or the enforceability of this Loan Agreement or any of the other Loan Documents, and (B) that the Lender and their successors and assigns are intended beneficiaries of this waiver, and the agreements set forth in this Section 10.20 and their rights under this Section 10.20 shall survive payment in full of the Obligations; and (vi) in the event the obligations of any Co-Borrower in connection with the Loan or any of the other Loan Documents are held or determined to be void, invalid, or unenforceable, in whole or in part, such holding or determination shall not impair or affect (a) the validity and enforceability of this Loan Agreement or any of the other Loan Documents or the Obligations against any other Co-Borrower or obligor, which validity and enforceability shall continue in full force and effect in accordance with the terms hereof; or (b) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable as against the Co-Borrowers; and (vii) to the extent that any payment to, or realization by, the Lender on the Obligations exceeds the limitations of this Section 10.20 and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Loan Agreement and the other Loan Documents as limited shall in all events remain in full force and effect and be fully enforceable against each Co-Borrower. This Section 10.20 is intended solely to reserve the rights of the Lender hereunder against each Co-Borrower, in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and/or other applicable laws and none of the Co-Borrowers, any guarantor of the Obligations, or any other Person shall have any right, claim, or defense under this Section 10.20 that would not otherwise be available under applicable Debtor Relief Laws and/or other applicable laws in such proceeding. 62 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

Section 10.21 Credit Support Document. This Loan Agreement is intended to act (i) as a “Credit Support Document” (as such term is defined in the Hedging Agreement), with respect to the Co- Borrowers and is hereby made a part of the “Schedule” (as such term is defined in the Hedging Agreement) of the Hedging Agreement, which such Hedging Agreement includes the Schedules thereto and all “Confirmations” (as such term is defined in the Hedging Agreement) exchanged between the parties confirming transactions thereunder, and (ii) as a “transfer” under a swap agreement made by or to a swap participant, in connection with a swap agreement, within the meaning of Section 546(g) of the Bankruptcy Code. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 63 [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered by their proper and duly authorized corporate officers as appropriate all on the day and year first hereinabove written. CO-BORROWERS: WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation BY: Michael Vesey Chief Financial Officer LIFEBOAT DISTRIBUTION, INC., a Delaware corporation BY: Michael Vesey Chief Financial Officer TECHXTEND, INC., a Delaware corporation BY: Michael Vesey Chief Financial Officer PROGRAMMER'S PARADISE, INC., a Delaware corporation BY: Michael Vesey Chief Financial Officer ISP INTERNATIONAL SOFTWARE PARTNERS INC., a Delaware corporation BY: Michael Vesey Chief Financial Officer Co-Borrowers' Notice Address: Wayside Technology Group, Inc. 4 Industrial Way, 3rd Floor Eatontown, New Jersey 07724 Attention: Mr. Michael Vesey Chief Financial Officer Telecopy No.: (732) 389-1207] With a copy to: McCarter & English, LLP Two Tower Center Boulevard, 24th Floor East Brunswick, New Jersey 08816 Attention: David J. Sorin, Esq. Telecopy No.: (732) 352-7751

LENDER: Lender's Notice Address: Citibank, N.A. 99 Wood Avenue South, 2nd Floor Iselin, New Jersey 08830 Attention: Mr. Craig Heal Senior Vice President Telecopy No.: (732) 650-3622 With a copy to: Reed Smith LLP Princeton Forrestal Village 136 Main Street, Suite 250 Princeton, New Jersey 08540 Attention: Nicholas J. Valvanis, Esq. Telecopy No.: (609) 951-0824 CITIBANK, N.A. BY: Craig Heal Senior Vice President

SCHEDULE 1.01(E) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP,INC., LTFEBOAT DISTRIBUTION, INC., TECHXTEND,INC., PROGRAMMER'S PARADISE,INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Eurodollar Affiliates None

SCHEDULE 1.01(P) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP,INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER'S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Permitted Encumbrances None

SCHEDULE 4.01(i) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP,INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER' S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS,INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 ,2017 Organization: Corporate Powers 1. Lifeboat Distribution, Inc. is unable to obtain a certificate of good standing from the State of New Jersey, but is in the process of obtaining a tax clearance certificate from the State of New Jersey which will permit it to obtain a certificate of good standing from the State of New Jersey. 2. None of the Co-Borrowers are qualified to do business as a foreign corporation in the States of Arizona, Florida, and Texas.

SCHEDULE 4.01(vii) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP,INC., LIFEBOAT DISTRIBUTION, NC., TECHXTEND, INC., PROGRAMMER'S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 ,2017 Pending Actions, Suits, Proceedings, Governmental Investigations or Arbitrations None

SCHEDULE 4.01(ix) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Payment of Taxes In October 2017, Lifeboat Distribution, Inc. filed its past due annual reports with the State of New Jersey.

SCHEDULE 4.01(xv) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Patents, Trademarks, Permits, Etc. See attached

U.S. Trademark Applications

File No.	Mark	Filing Date	Serial No.
PROG0780US	TECHXTEND and Design	5/5/2017	87/438,267

U.S. Trademark Registrations

File No.	Mark	Issue Date	Reg. No.
PROG0750US	DOING IT DIFFERENTLY	7/18/2017	5,247,866
PROG0690US	FOLLOW THE WIRE	9/5/2017	5,282,177
PROG0270US	LIFEBOAT	12/29/1998	2,214,071
PROG0720US	LIFEBOAT Stylized (Color)	11/29/2016	5,091,252
PROG0590US	LIFEBOAT DISTRIBUTION and Design	3/27/2007	3,222,088
PROG0700US	LIFEBOAT DISTRIBUTION Stylized (Color)	12/13/2016	5,100,454
PROG0710US	LIFEBOAT DISTRIBUTION Stylized (Monochrome)	12/13/2016	5,100,455
PROG0730US	LIFEBOAT Stylized (Monochrome)	11/29/2016	5,091,253
PROG0003US	Man on Island Design	12/12/1989	1,571,423
PROG0002US	PROGRAMMER'S PARADISE	12/26/1989	1,574,038
PROG0490US	RIDING THE CREST	9/18/2001	2,490,460
PROG0580US	TECHXTEND	6/24/2008	3,455,456
PROG0680US	TECHXTEND and Design	2/18/2014	4,484,752
PROG0600US	WAYSIDE TECHNOLOGY GROUP	2/26/2008	3,390,077
PROG0620US	WAYSIDE TECHNOLOGY GROUP and design	12/16/2008	3,548,356
PROG0740US	WE LOVE WHAT WE DO	5/30/2017	5,213,012

Foreign Trademark Applications

File No.	Mark	State	Filing Date	Serial No.
PROG0780CA	TECHXTEND and Design	Canada	5/17/2017	1,838,048
PROG0760JP	LIFEBOAT (in Katakana)	Japan	3/30/2017	2017-43296

Foreign Trademark Registrations

File No.	Mark	State	Issue Date	Reg. No.
PROG0550CA	HARDWAREPARADISE.CA	Canada	11/1/2005	TMA651,990
PROG0270CA	LIFEBOAT	Canada	10/23/2000	TMA535,396
PROG0660EC	LIFEBOAT DISTRIBUTION	European Union	7/5/2010	8,814,171
PROG0590CA	LIFEBOAT DISTRIBUTION and Design	Canada	10/2/2007	TMA697,963

PROG0030IL	Man on Island Design	Israel	9/29/1997	115,100
PROG0002CA	PROGRAMMER'S PARADISE	Canada	11/28/1996	TMA466,530
PROG0020IL	PROGRAMMER'S PARADISE	Israel	9/29/1997	115,099
PROG0580CA	TECHXTEND	Canada	3/3/2009	TMA735,570
PROG0680CA	TECHXTEND and Design	Canada	4/23/2015	TMA901,806
PROG0610CA	TECHXTEND (stylized)	Canada	6/3/2009	TMA741,380
PROG0600CA	WAYSIDE TECHNOLOGY GROUP	Canada	4/27/2009	TMA738,853
PROG0620CA	WAYSIDE TECHNOLOGY GROUP and design	Canada	4/28/2009	TMA738,934

SCHEDULE 4.0l(xvii) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER IS 15, 2017 ERISA Wayside Technology Group, Inc. 401(k) Plan

SCHEDULE 4.01(xxi) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, NA., AS THE LENDER, DATED NOVEMBER 15, 2017 Existing Insurance Policies, Programs and Claims See attached.

(1) Coverage (2) Limit (3) Policy # (4) Policy Period (5) Premium Package Transportation Insurance Company — C.N.A Loc #1 - 284 Old Deal Road, I Eatontown, NJ Business Personal Property $3,010,000 Business Income! Extra Expense$100,000 Loc #2 - 116 & 118 Westwind Terrace/6402 E. Superstition Springs Blvd. Mesa, AZ Business Personal Property $100,000 Business Income/ Extra Expense $100,000 Loc# 4 — 4 Industrial Way, Eatontown. NJ 07724 Business Personal Property $3,100,000 Business Income/ Extra Expense $3,000,000 6014041044 06/2312017-18 $23,212 Page 1

(1) Coverage (2) Limit (3) Policy # (4) Policy Period (5) Premium General Liability Coverage Transportation Insurance Company — CAA Each Occurrence: $1,000,000 General Aggregate: $2,000.000 Products and Completed Operations: $2,000,000 Personal and Advertising Injury: $1,000,000 Damage to Premises Rented to You: $1,000,000 Fire Legal: $1,000.000 Medical Expense: $15,000 Additional Coverages Employee Benefits Limit Per Occ/Claim $1,000.000 Limit Aggregate $2,000,000 Ded. per Occ/Claim $1,000 6014041044 06/23/2017-18 Included Business Auto Transportation Insurance Company — C.N.A Liability Limb $1,000,000 Uninsured Liability $1,000,000 2014 Maserati ZAM45VLA5E0078930 6014041027 06/23/2017-18 $3.376 Workers Compensation Transportation Insurance Company — CNA Bodily Injury by Accident: $1,000,000 Bodily Injury by Disease- policy limit $1,000,000 Bodily Injury by Disease — each employee: $1,000,000 WC614041030 06/23/2017-18 $25,364 Umbrella Coverage Each Occurrence: $10,000,000 6014041013 06/23/2017-18 $7,070 Transportation Insurance Company — Annual Aggregate: $10,000,000 C.N.A Crisis Management Expense: $300,000 Key Employment Replacement Expense: $100,000 Self-Insured Retention: $10.000 Page 2

(1) (2) Coverage Limit (3) Policy # (4) Policy Period (5) Premium Commercial Foreign Coverages Continental Insurance Company Loc #: 1 - 3330 Ridgeway Drive. Unit 10, Mississauga Toronto ON M5C2W5 Business Personal Property: $350,000 Business Income: $50,000 Flood Sublimit: $100,000 Earthquake Sublimit: $100,000 Loc#: 2 – Lifeboat Distribution Europe Hoogoorddreef 9, 1101 BA, Amsterdam, Netherlands Business Personal Property: $50,000 Business Income: $50,000 PST613775569 06/23/2017-18 $4,294 General Liability Coverage (Foreign) Continental Insurance Company Each Occurrence: $1,000,000 General Aggregate: $2,000,000 Products and Completed Operations: $2,000,000 Personal and Advertising Injury: $1,000,000 Damage to Premises Rented By You: $1,000,000 Fire Legal: $1,000,000 Medical Expense: $10,000 Additional Coverages: Medical Expenses - Any One Accident $50,000 Employee Benefits Liability: $1,000,000 PST613775569 06/2312017-18 Included Errors & Omissions Coverage Navigators Specialty Insurance Company Aggregate: $1,000,000 Each Claim: $1,000,000 Deductible: $5,000 COVERAGE FOR LIFEBOAT ENTITY ONLY NY15MPL0510981C 06123/2017-18 53.218 Page 3

(1) Coverage	(2) Limit	(3) Policy #	(4) Policy Period	(5) Premium
Errors & Omissions Coverage Axis Insurance Company	Aggregate: $5,000,000 Each Claim: $1,000,000 Deductible: $5,000 COVERAGE FOR techXtend ENTITY ONLY	MCN000242421701	4/15/17-18	$2,176
Directors & Officers Liability Coverage National Union Fire Ins Co Pittsburgh	Aggregate Limit: $10,000,00 Securities Retention: $250,000 Employment Practices/ All other Losses Retention: $100,000 Continuity Date- Coverage D: 07/18/98	015653096	06/23/2017-18	$68,790
Fiduciary Liability Coverage National Union Fire Ins Co Pittsburgh	Limit-Each Loss: $1,000,000	015653095	06/23/2017-18	$4,024
Crime Coverage Zurich American Insurance Company	Aggregate $2,000,000 Employee Theft $2,000,000 Money Orders & Counterfeit Currency $2,000,000 Credit Card Forgery $2,000,000 Investigative Expenses $25,000 Electronic Data or Computer Programs Restoration Cost $100,000 Social Engineering $500,000	FID913397008	06/23/2017-18	$5,013
Cyber Liability Coverage National Union Fire Ins Co Pittsburgh	Each Limit-Each Loss $1,000,000 Security and Privacy Liability $1,000,000 Reputation Guard $50,000 Regulatory Action Sublimit $1,000,000 Network Interruption $1,000,000 Cyber Extortion $1,000,000	015714327	06/23/2017-18	$16,952
Excess Side A D&O Coverage Lloyds of London	Aggregate $5,000,000	FINMW1701397	9/8/17 – 6/23/18	$14,203 plus taxes

Page 4

SCHEDULE 4.01(xxxi) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 , 2017 Locations of Collateral 1. 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 2. 284 Old Deal Road, Eatontown, New Jersey 07724 3. 6402 East Superstition Springs Boulevard, Suite 116/118, Mesa, Arizona 85206

SCHEDULE 6.05 ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Insurance Policies and Programs See Schedule 4.01(xxi).

SCHEDULE 7.01(iii) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 , 2017 Permitted Existing Debt None

SCHEDULE 7.03 ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 , 2017 Existing Loans and Investments I. Wayside holds approximately 14% of the outstanding capital stock of Lunchnet Netherland BV (“Lunchnet”). 2. In January 2017, M&R Holding BV, the majority shareholder of Lunchet, issued a promissory note to Wayside in the initial principal amount of $110,000 (the “Lunchnet Nile”). The Lunchnet Note is repayable over a three year term and accrues interest at a rate of 5%.

SCHEDULE 7.10(i) ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 , 2017 List of Existing Guaranties None

EXHIBIT “A” ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15 , 2017 KeyBank Assignment Agreement See attached.

MASTER ASSIGNMENT AGREEMENT This Master Assignment Agreement (as amended and supplemented from time to time, together with all Exhibits and any Riders attached hereto, the “Agreement”) is made to be effective as of September 5, 2017 (“Effective Date”) by and among KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”), a national banking association, KEY GOVERNMENT FINANCE, INC. (“KGF”), a Colorado corporation, and WAYSIDE TECHNOLOGY GROUP, INC. (“Vendor”), a Delaware corporation. Unless otherwise expressly designated, the term “KEY” shall mean KEF and KGF collectively. Vendor may enter into tax leases, installment purchases, loans or other types of financings (“Financings”) with state and local government entities, 501(c)(3) nonprofit entities and commercial entities (each a “Customer”) pursuant to which Vendor will finance the acquisition in the United States of equipment and other personal property (“Equipment”), licenses to use software and related proprietary information and related documentation (“Software Licenses”) and certain related maintenance and other related services purchased from third parties (the “Services”). The Equipment, Software Licenses and Services are collectively called “Products”. If Vendor wishes to have a Financing subject to this Agreement, Vendor will document and originate Financings in its own name at its sole risk and expense on the approved documents, the form of which are attached hereto as Exhibit 3. After execution, delivery and commencement of a Financing, Vendor may wish from time to time to sell, assign and transfer to KEY all right, title and interest of Vendor in and to the Interests (as defined in Section 1(b) below and set forth in a Specification of Interests) pursuant to the terms and conditions of a Specification of Interests (“Specification”), in the form of Exhibit 1 attached hereto. Financings (a) in which the underlying user of the Product(s) is the federal government or an agency or instrumentality of the federal government or (b) involving a three party structure with a conduit issuer shall not be assigned under this Agreement. In consideration of the mutual covenants set forth herein, the parties agree as follows. 1. Conveyance; Consideration; Interests. (a) In exchange for KEY’s payment of the consideration set forth in the applicable Specification (“Consideration”), without the need for a bill of sale unless expressly required in a Specification, effective as of the transfer date set forth in the Specification (“Transfer Date”), Vendor hereby sells, assigns, and transfers to KEY, on a non-recourse basis except as otherwise provided herein, all of Vendor’s right, title and interest in and to the Interests but none of Vendor’s obligations in and under the Interests other than the obligation not to disturb the Customer’s quiet enjoyment. KEY hereby accepts such sale, assignment, and transfer and KEY shall be entitled to exercise all right, title and interest in and to the Interests including, without limitation, billing, collecting and servicing the account. Except as provided herein, KEY acknowledges and agrees that it shall have no recourse against the Vendor (and Vendor shall have no liability to KEY) if any Customer fails to make any payments under the Financing Documents, and Vendor acknowledges that it may not prohibit an assignment, pledge, sale, transfer or exchange of Key’s rights in the Interests (in compliance with the terms of this Agreement). Nothing herein or otherwise arising shall obligate KEY to purchase any Financings. If KEY has approved a Customer credit application, the approval shall be effective for 90 days unless the approval provides otherwise and shall be subject to no material adverse change in the business, status, operations, financial condition or prospects of the Vendor or Obligor (“MAC”). An “Obligor” means the Customer and any guarantor with respect to a Financing. (b) The term “Interests” shall mean all of Vendor’s right, title and interest in and to the Financing and all Products financed thereby as described in the Specification, together with all proceeds (cash and noncash) thereof arising from and after the Transfer Date including, without limitation, (i) the Financing Documents (as defined below) together with the right to receive any and all sums due and to become due thereunder or recoverable in connection therewith including, without limitation, insurance proceeds, condemnation proceeds, any residual or reversionary interest in the Equipment or Software Licenses, and the right to initiate and conclude claims and proceedings in connection therewith; (ii) the Equipment and Software Licenses described in such Financing Documents; (iii) any guaranty or other credit enhancement executed in connection with the Financing Documents to the extent it relates to the Interests (each a “Credit Enhancement”) including, without limitation, the right to receive sums recoverable in connection therewith; and (iv) certain agreements including, without limitation, bills of sale with the Product vendors, together with all manufacturers’, suppliers’ and, if applicable, Vendor’s warranties with respect to Equipment and Software Licenses (each a “Supplier Agreement”). The term “Financing Documents” shall include the Financing, any Credit Enhancement and such additional documentation executed or delivered in connection with the Financing described in the Specification. The term “Transaction Documents” shall mean the Financing Documents and related Supplier Agreements. (c) The parties intend for each assignment of Interests to be a complete sale to KEY, except as otherwise provided herein on a non-recourse basis, of 100% of the Interests subject thereto and not a loan or extension of credit by KEY to Vendor. If any assignment is found by a court of competent authority to be other than a sale, in order to secure the obligations of Vendor to KEY, (i) Vendor hereby grants to KEY a continuing first priority security interest in all right, title and interest of Vendor in and to the Interests, (ii) the Specification shall be deemed to be a security agreement, and (iii) KEY shall have the rights and remedies of a secured party under the Uniform Commercial Code (“UCC”) and other applicable law. KEY shall be entitled to file UCC financing statements naming Vendor as debtor/assignor and KEY as secured party/assignee with respect to the Interests, and Vendor shall cooperate with KEY in perfecting and foreclosing this security interest against Vendor and competing creditors including, without limitation, in obtaining any required signatures, lien searches, waivers and subordination agreements. (d) KEY may at all reasonable times, after giving Vendor 10 days prior written notice, inspect and audit such of Vendor’s books and records as are directly relevant to the Interests,; provided that Vendor shall not be obligated under this Section 1.1(d) to provide any information the disclosure of which would adversely affect the attorney- client privilege between Vendor and its counsel. All confidential information provided pursuant to this Agreement shall be subject to the confidentiality agreement dated July 5, 2017 between the parties. 2. Delivery of Documents. (a) For each Specification, Vendor shall deliver to KEY on or before the Transfer Date, the Specification, the Transaction Documents set forth in the Specification including, but not limited to, the following: (i) The executed chattel paper original of the Financing; (ii) Certified true, correct and complete copies of the other Financing Documents including, without limitation, a certificate of delivery and acceptance, and all other Transaction Documents set forth in the Specification; (iii) If requested by KEY, a copy Vendor’s or the supplier’s invoice correctly showing all applicable Products and the cost thereof and a bill of sale; (iv) A Notice of Assignment (“Notice”) duly executed by Vendor in the forms similar to the samples attached hereto as Exhibit 2; (v) Satisfactory evidence that UCC-1 financing statements have been timely and property filed against the Customer; (vi) A UCC-3 financing statement executed by Vendor as secured party or a notation on the UCC-1 financing statement in either case naming KEY as assignee, assigning to KEY all financing statements filed in favor of Vendor with respect to the to Financing; (vii) Such documents and instruments as are reasonably required to assign to KEY any warranties under the Supplier Agreements solely to the extent applicable to the Equipment; and (viii) Such other documents and instruments as are reasonably required by KEY. (b) If KEY receives a certified copy of an original document and is required to produce the original of any such document to exercise any rights or remedies or to protect its interests, Vendor shall, within 5 business days of a written request by KEY, provide KEY with the original of such document. 3. Representations, Warranties and Covenants of Vendor as to the Transaction Documents. (a) With respect to each Specification that Vendor executes and presents to KEY, Vendor represents, warrants and covenants, effective on the date on which Vendor executes such Specification and on the Transfer Date, as follows: (i) Each of the Transaction Documents to which the Vendor is a party has been duly and validly authorized, executed and delivered by Vendor, is in full force and effect, and constitutes legal, valid and binding obligations of Vendor enforceable against Vendor in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies (“Enforceability Exception”).

(ii) Vendor Is not in default of its obligations under the Financing Documents and Vendor has no knowledge that any default or event that, with or without the giving of notice or lapse of time or both, would become a default, has occurred under the Financing Documents. (iii) The information set forth in the Specification is true, correct and complete, the Transaction Documents described in such Specification are all of the documents executed or delivered to or by Vendor in connection with the Financing; there are no side letters or agreements and the Transaction Documents constitute the entire agreement of the parties thereto. (iv) Vendor has not encumbered, assigned or pledged the Interests. (v) As to the parties to the Transaction Documents other than the Vendor, the Transaction Documents (A) have been duly and validly authorized, executed and delivered by such parties thereto; (B) are in full force and effect with respect to such parties and (C) constitute legal, valid and binding obligations of such parties, subject to in the cases of subclause (B) and (C), the Enforceability Exception; provided that if Vendor obtains an incumbency certificate on the certificate with the Customer, this representation shall only be made to the knowledge of Vendor. (vi) The Customer has executed only 1 original of the Financing Documents and that sole original of the Financing Documents was delivered to Vendor. (vii) Except as set forth in the Specification, no security deposit or prepayment of scheduled periodic payments has been paid to Vendor in connection with the Financing Documents; Vendor has not granted and will not grant to any Obligor any allowance, credit memo or adjustment and Vendor has not entered and will not enter into any settlement, modification or amendment of the Financing Documents or any agreement incorporated therein or relating thereto. (viii) The purchase price for the Products has been paid in full or will be paid in full according to regular credit terms with the supplier , and all required taxes and fees have been paid in full or are being billed to the Customer or, if the Products are located in a state in which the sale of a financing transaction triggers an obligation to pay all taxes and fees at the time of the sale, the state taxes and fees were not paid in full upon acquisition of the Products, but are instead being billed to and paid by the Customer. (ix) Vendor has no knowledge of any fact or circumstance that would give rise to a right to a refund, set off, reduction, deduction, claim, counterclaim, defense or other right a Customer or other Obligor may have against Vendor or KEY or any other party with respect to the Financing Documents. (x) Vendor has no knowledge that any of the Equipment or any Software Licenses (A) has not been delivered to and accepted by Customer or is not in good working order and suitable for Customer’s stated purpose in all material respects; (B) with respect to the Equipment, is not in Customer’s possession and, as to Software Licenses, available for Customer’s use at the location specified in the Financing Documents; (C) with respect to any Software license, is not available for Customer’s stated use and (D) has suffered any casualty loss. (xi) Each Financing which incorporates the terms of a master agreement is separate and severable from each other schedule executed pursuant to the same master agreement and KEY may take enforcement action independently of the owners or pledgees of schedules not assigned to KEY and independently of the owners of equipment not covered .by the Specification. (xii) No Obligor is affiliated with or related to Vendor. (xiii) Vendor has no knowledge that any Obligor has suffered a MAC including, without limitation, made any assignment for the benefit of creditors, has ceased to do business as a going concern, has filed or had filed against it a petition under the United States Bankruptcy Code or for appointment of a receiver, or has died, dissolved or been disenfranchised. (xiv) Vendor either has title to the Equipment or a first priority perfected security interest In the Equipment, as applicable, free and clear of all claims, liens, charges and encumbrances (“liens”) and Vendor has title to or the right to license all other Interests, all of which are free and clear of all Liens (other than the interest of the Customer under the Financing Documents). (xv) Vendor has conveyed to KEY all Vendor’s right, title and interest in the Interests free and clear of all Liens and Vendor has not knowingly taken any action, or to the Vendors knowledge, failed to take any action and has no knowledge of any existing fact, event, condition or circumstance that would prohibit or prevent KEY from holding the Interests and enjoying the benefits thereof. (xvi) To the extent Vendor Is a supplier or licensor of the Products, the Products conform and will continue to conform to Vendor’s standard printed warranty as defined in the terms and conditions of sale and any warranty actually made to the Customer by Vendor; to the Vendor’s knowledge, conform and will continue to conform to applicable law and, to the Vendor’s knowledge, are and will continue to be free from material defects in material, workmanship and design.

(xvii) Vendor has complied and will continue to comply with and perform its obligations to the Customer in connection with the Financing Documents, all written specifications given connection with the Financing Documents and applicable law. (xviii) To the extent, and only if the Vendor is obligated to provide any Services to the Customer, during the term of each Financing, (A) Vendor has and will provide Services at the times required in accordance with its standard procedures for preventive and remedial maintenance and support services, the terms of the Transaction Documents and any other agreements with the Customer, good commercial practice in its industry and applicable law; or (B) Vendor shall have caused or will cause Services to be provided by its duly authorized representatives in compliance with the standards set forth above and Vendor shall be responsible for the performance of any such Services. (xix) To the extent Vendor is a supplier or licensor of the Products, the Products and other Interests are, to the knowledge of Vendor, free and clear of any claim that any part thereof infringes a United States patent, registered design, trademark or copyright. (xx) Except as expressly provided otherwise in a Specification, after the Transfer Date of the Specification, as between KEY and Vendor, KEY shall be responsible for billing, collecting and receiving all amounts payable under the Financing Documents relative to the Interests. (xxi) It is acknowledged and agreed that Vendor does not provide any Services and that all Services are purchased from a third party service provider on a non-refundable and non-cancelable basis. If a Customer defaults under or terminates the Financing for any reason under which such Services have been financed by KEY but not yet provided , Vendor shall rebate to KEY the unearned portion of the Consideration for such Services together with Vendor’s calculation of the rebate which shall be satisfactory to KEY, if and only to the extent that Vendor receives any such amounts from the third party service provider. For purposes of clarity, Vendor shall not be obligated to seek any refunds, rebates or credits from such third party service provider and it shall not be a breach of this Agreement, if it does not provide a rebate to KEY as described in this Section 3(a)(xxi) because Vendor has not received any amounts from such third party service provider. (xxii) So long as KEY does not incur new obligations on behalf of the Vendor and to enable KEY to realize the benefits associated with the Interests sold under a Specification, Vendor authorizes KEY and irrevocably appoints KEY as Vendor’s attorney-in-fact, with full power of substitution, to (A) bill, collect and service the Financings in Vendor’s name including, without limitation, making filings, registrations, amendments, releases, terminations, insurance claims and other claims under the Financings, and (B) endorse, without recourse, and collect in Vendor’s name all checks, drafts, other payment orders and instruments representing or included in the Interests or representing any payment relating to any Interests whether or not payable in Vendor’s name. Nevertheless, KEY may at any time in its sole discretion act in KEY’s own name and for KEY’s own account. 4. Representations, Warranties and Covenants of Vendor as to Authority. (a) Vendor hereby warrants and represents that, effective on the date on which Vendor executes this Agreement, on the date on which Vendor executes each Specification and on each Transfer Date as follows: (i) Vendor is duly organized and validly existing with the power to execute and deliver this Agreement and each Specification and to consummate the contemplated transactions. (ii) The execution and performance of this Agreement, the Specification and the Transaction Documents to which the Vendor is a party are in the ordinary course of Vendor’s business and within the scope of its existing organizational authority. (iii) Vendor has received no notice of any action, suit or proceeding which might reasonably be expected to impair or brings into question the validity or enforceability of this Agreement, the Specification or any of the Transaction Documents to which the Vendor is a party. (iv) No approval or consent from any governmental authority is required for the execution, delivery or performance by Vendor of this Agreement, the Specification or any of the Transaction Documents to which the Vendor is a party or, if such approval is required, it has been obtained. (v) The execution, delivery and performance by Vendor of this Agreement, the Specification and the Transaction Documents to which the Vendor is a party do not: (A) contravene any provision of law; (B) conflict with the provisions of any agreement or instrument to which Vendor is a party or by which it is bound; (C) result in the creation of any Liens upon the Equipment, the Software Licenses or the Transaction Documents to which the Vendor is a party; or (D) constitute a violation of the charter or by-laws or other organizational documents of Vendor. (vi) This Agreement, the Specification and each Transaction Document to which Vendor is a party constitutes the legal, valid and binding obligation of Vendor enforceable against Vendor in accordance with their terms, except as limited by the Enforceability Exception.

(vii) For purposes of Article 9 of the UCC, Vendor’s exact legal name, organizational identification number, state of organization are as specified in the introductory paragraph of this Agreement or in the Vendor’s signature block below. (b) With respect to each Customer, Vendor further represents, warrants and covenants to KEY that (i) Vendor has obtained all required consents to access and furnish to KEY credit information on the Obligor; (ii) Vendor has obtained all necessary consents authorizing KEY to fully investigate the Obligor and to search out, obtain and share personal credit bureau reports and other consumer and credit information from all sources, public and private, during the continuation of the Obligor’s business dealings with KEY; (HI) each individual identified as an Obligor is a voluntary participant in the transaction and has given all required consents as described in this Section 4(b) and (iv) Vendor has been in compliance with all applicable laws and regulations with respect to the actions described in this Section 4(b) including, but not limited to, the Equal Credit Opportunity Act. (c) Vendor’s representations and warranties shall survive the assignment of the Interests to KEY and termination of this Agreement as to any Interests assigned on or before the termination. 5. Vendor Indemnity. (a) Except as provided in a Specification and except to the extent Vendor breaches any representation, warranty or covenant herein or in a Specification, each assignment evidenced by a Specification is without recourse to Vendor. (b) Notwithstanding any other provision of this Agreement, Vendor will, at its own expense, indemnify and defend KEY from and against, and will hold KEY harmless from any third party claims and suits for any loss, cost, damage or expense, including, without limitation, settlement payments, court costs and reasonable attorneys’ fees (“Claims”), whether such Claims arise under a contract, tort or strict liability theory or otherwise, resulting or arising from (I) the installation, design, manufacture, warranty, possession, operation, use, maintenance, repair or malfunction of the Products sold or assigned hereunder but only to the extent Vendor is a manufacturer, supplier or licensor, (ii) any terms or conditions contained in Financing Documents which are in error, incomplete, illegal, unenforceable, or were not approved by KEY in advance, (Hi) any undisclosed side agreements between Vendor and a Customer concerning the Products or the Financing, and (iv) any Customer claims of express or implied agency between Vendor and KEY arising out of Vendor’s representations, documentation, acts or failures to act. Vendor shall keep KEY informed of all related developments during the pendency of any action. No settlement by Vendor shall be made of any Claim without provision for the unconditional release of KEY from any Claim. Without affecting any of Vendor’s liabilities or obligations hereunder or under any Specification, KEY may agree with any Customer as to any modification, alteration, release, compromise, extension, waiver, consent or other similar or dissimilar indulgence of or with respect to any Financing, provided that KEY may not settle any Claim or impose any liability or obligation on the Vendor without the Vendor’s written consent. 6. Warranties and Representations of KEY as to Authorization. Effective the date on which KEY executes this Agreement, on the date on which KEY executes a Specification and on each Transfer Date, KEY hereby warrants and represents as follows: (a) It is duly organized and validly existing with the power to execute and deliver and to perform all of its obligations under this Agreement, the Specification and each other agreement executed and delivered to Vendor in connection herewith. (b) Its execution of this Agreement, the Specification and each other agreement executed and delivered to Vendor in connection herewith and therewith and its consummation of the transactions contemplated hereunder and thereunder are in the ordinary course of KEY’s business and within the scope of its existing organizational authority. (c) It has received no written notice of any action, suit or proceeding against it which might impair or bring into question the validity of this Agreement or the Specification or any other agreement executed and delivered to Vendor in connection herewith and therewith. (d) No approval of, or consent from, any governmental authority is required for the execution, delivery or performance by it of this Agreement or the Specification or any other agreement executed and delivered in connection herewith or therewith or, if such consent is required, it has been obtained.

(e) The execution, delivery and performance by it of this Agreement and the Specification and any other agreement executed and delivered to Vendor in connection herewith or therewith do not (i) contravene any provision of law applicable to It; (ii) conflict with the provisions of any agreement or instrument to which it is a party or by which it is bound; or (iii) constitute a violation of its charter or by-laws or other organizational documents. (f) This Agreement and the Specification and any other agreement executed and delivered to Vendor in connection herewith or therewith constitute the legal, valid and binding obligation of KEY enforceable against KEY in accordance with their terms except as limited by the Enforceability Exception. (g) It understands the Interest are being offered and sold without registration under any securities laws and it is acquiring the Interest solely for its own account and not with a view to resale. (h) It is an “Accredited Investor” as defined in Rule 501 of Regulation D of the Securities Exchange Act of 1933; it has independently and without reliance upon Vendor conducted its own credit evaluation, reviewed such information as it has deemed adequate and appropriate and made its own analysis of the Transaction Documents; it has not relied upon any investigation or analysis conducted by, advice or communication from, or any warranty or representation by, Vendor or any agent or employee of Vendor, express or implied, concerning the Financing, including, without limitation, the financial condition of any Obligor or any of the Equipment or the value thereof, or the tax or economic benefits of an investment in the Interests; it has had (or acknowledges by its execution of any Specification, that it will prior thereto have had) access to all financial and other information it deems necessary to evaluate the merits and risks of an investment in the Interests including the opportunity to ask questions, receive answers and obtain additional information from Vendor and the Obligors necessary to verify the accuracy of information provided. (i) It acknowledges that Vendor takes no responsibility for and makes no representation or warranty regarding any financial information regarding any Obligor furnished to KEY by Vendor. (j) It or its authorized representatives acting on its behalf have such knowledge and experience in business and financial matters necessary to evaluate the merits and risks of a purchase of the Interests; it is experienced in making investments in loan and lease transactions similar to the Interests and it is financially able to undertake the risks involved in such transactions. (k) It is not acquiring the Interests with the assets of any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any “plan” within the meaning of Section 4975(e)(1) of the Internal Revenue Code. KEY’s representations and warranties contained in subsections (a) through (f) of this Section 6 shall survive the assignment of the Interests to KEY and a termination of this Agreement as to any Interests assigned on or before the termination. 7. Covenants of Vendor and KEY. (a) Each party shall hold in trust and promptly remit to the other party payments incorrectly received by such party and to which the other party is entitled, and shall promptly remit to the other party all notices incorrectly received by such party. (b) No party shall take any action that may reasonably be anticipated to impair the rights of the other party (or its permitted assignee or successor); provided, however, that the foregoing covenant shall not require either party to obtain the consent of the other prior to exercising any of its rights and remedies under any Transaction Document then owned by such party unless such action would have a material adverse effect on the rights and remedies of the other party. (c) Vendor will not, without KEY’s prior written consent, solicit or accept collection of any sums due under any of the Financing Documents, repossess or consent to the return of the Equipment or Software Licenses, modify, amend or terminate any Financing Document constituting an Interest or any master agreement as it applies to any Financing Document constituting an Interest or waive any of KEY’s rights thereunder.

(d) From and after the Transfer Date for each Specification; KEY shall pay when due all sales, use, property or other taxes (to the extent attributable to or assessed with respect to the period from and after the applicable Transfer Date) unless the Customer is responsible therefor. (e) Upon request by KEY, Vendor shall use its reasonable efforts to (i) assist KEY in the resolution of disputes involving the transfer of the Interests from Vendor to KEY and (ii) obtain possession of the Equipment upon the expiration or early termination of a Financing, and refurbish and remarket the Equipment under terms and conditions agreed to by the parties. 8: Governing Law, Waiver of Jury Trial and Attorneys’ Fees and Costs. This Agreement and each Specification shall be governed by and construed in accordance with the laws of New York, except for conflict of law rules or where pre-empted by federal banking law. No convention of the United Nations, including the Convention on Contracts for the International Sale of Goods, shall apply. EACH PARTY KNOWINGLY AND VOLUNTARILY EXPRESSLY WAIVES ALL RIGHT AND CLAIM TO A TRIAL BY JURY IN ANY DISPUTE RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES. In any legal action to enforce or construe any provision of this Agreement, the non-prevailing party shall pay the prevailing party the reasonable costs and expenses (including reasonable attorneys’ fees) incurred by such prevailing party. The term “prevailing party” as used herein will be interpreted on a claim-by-claim basis (including counterclaims) and shall mean a party who brings or defends an action, suit, or judicial or administrative proceeding involving an alleged breach or default under this Agreement or a Specification to construe any provision of this Agreement or a Specification and, if the plaintiff, obtains substantially the relief sought (whether by award or judgment) with respect to such claim or counterclaim, or, if the defendant, the plaintiff fails to substantially obtain the relief sought. If no party can be considered the prevailing party, the judge will have the discretion to equitably apportion the costs and expenses. 9. Miscellaneous. (a) No party shall sell, convey, assign, transfer, pledge, or otherwise dispose of all or any portion of its rights or interests, or delegate its duties under, this Agreement or a Specification by operation of law or otherwise without the prior written consent of the other party; provided, however, all or a portion of KEY’s rights in a Specification may be assigned by KEY to any third-party in connection with a further assignment by KEY of all or part of its interests any Financing Documents and the related Interests. Any assignee shall be entitled to the rights and benefits of KEY hereunder. In connection with any such prospective assignment, KEY shall have the right to disclose and share with such prospective assignees the financial and other information regarding the Vendor, this Agreement and the applicable Specification so long as such disclosure complies with the confidentiality agreement dated July 5, 2017 between the parties hereto. This Agreement and the applicable Specification inure to the benefit of, and are binding upon, the successors and assigns of the parties hereto. (b) Notices required under this Agreement and any Specification shall be given in writing by hand delivery, nationally recognized overnight courier, certified mail postage prepaid return receipt requested, or facsimile and directed to the address or number (i) specified in this Agreement or (ii) in writing from time to time by the applicable party. Notice shall be effective from upon receipt when delivered by hand, upon receipt or refusal when delivered by certified mail, the next business day after delivery to the courier when sent by overnight courier and upon receipt when sent by facsimile. (c) This Agreement shall have an initial term of 3 years from the Effective Date. If no party notifies the others of its intention to terminate this Agreement with written notice given at least 90 days prior to the end of such initial term or any renewal term, the term of this Agreement shall be automatically renewed for successive 1 year renewal terms. The rights, duties and obligations of the parties with respect to Interests purchased by KEY prior to the expiration of the term or any earlier termination thereof shall survive such ‘expiration or termination. (d) No party has, directly or indirectly, employed any broker, finder, financial advisor or intermediary (each a “Broker”) in connection with the transactions contemplated by this Agreement. If a party has engaged a Broker in violation of the covenant, the party who entered into such agreement or arrangement shall be solely responsible for any fees or expenses due in connection therewith. (e) This Agreement and each Specification constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be amended or altered in any manner except by a document in writing executed by both parties. If any provision is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired.

(f) Section titles are for convenience of reference only and shall not be of any legal effect. (g) Vendor and KEY shall perform all acts and execute and deliver any and all further documents as may be reasonably necessary or reasonably desirable to carry out the intent and provisions of this Agreement and each Specification. (h) Each of Vendor and KEY shall bear and be responsible for its own costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, each Specification and any other agreements, documents, certificates and instruments relating hereto, and no party shall have any right of reimbursement or indemnity for such costs and expenses as against the other parties. (i) This Agreement, any Specification and any of the other documents to be delivered pursuant to this Agreement or a Specification may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. (j) All rights and remedies of the parties under this Agreement shall be cumulative and non-exclusive of any rights or remedies which the parties may have under any other agreement or at law or in equity. No failure or delay in the exercise of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof. The failure of a party to exercise any right provided for herein or in a Specification shall not be deemed a waiver of any right hereunder. All waivers must be in writing. 10. Additional Terms and Conditions. Additional terms and conditions to this Agreement are set forth in the following Riders attached hereto and incorporated herein. If there is a conflict between the terms and conditions of this Agreement and the terms and conditions in any Rider, the terms and conditions of the Rider shall prevail. If there is a conflict between the terms and conditions of this Agreement, a Rider and the terms and conditions of any Specification, the terms and conditions of the Specification shall prevail.

The parties hereto have caused this Agreement to be executed by their duly authorized representatives. KEY EQUIPMENT FINANCE, KEY GOVERNMENT FINANCE, INC. WAYSIDE TECHNOLOGY GROUP, INC. A DIVISION OF KEYBANK NATIONAL ASSOCIATION  By: By: By:  Title: MICHAEL O’HERN Title: MICHAEL O’HERN Title: CFO Senior Vice President Senior Vice President Date: 7/5/17 Date: 2/3/17 Date: 8-31-17  Address: Address: Address:  Key Equipment Finance  4 Industrial Way West, Suite 300  1000 South McCaslin Blvd. 1000 South McCaslin Blvd. Superior, Colorado 80027 Superior, Colorado 80027 Eatontown, NJ 07724 Attention: SVP, Originations Attention: Director of Operations Attention: Fax: 720-304-1470 Fax: 720-304-1479 Fax:

EXHIBITS TO MASTER ASSIGNMENT AGREEMENT Exhibit 1 Form of Specification of Interests Schedule A to Specification of Interests Exhibit 2A Form of Notice and Acknowledgment of Assignment (no Guarantor) Exhibit 2B Form of Notice and Acknowledgment of Assignment (including Guarantor) Exhibit 2C Form of Notice of Assignment (no Guarantor) Exhibit 2D Form of Notice of Assignment (including Guarantor) Exhibit 3 Approved Financing Forms

EXHIBIT I TO MASTER ASSIGNMENT AGREEMENT FORM OF SPECIFICATION OF INTERESTS This specification is executed pursuant to the (as Master Assignment Agreement with an Effective Date of [Date] amended and supplemented from time to time, together with any Riders attached thereto, the "Agreement"), by- and between the undersigned Vendor and KEF or KGF. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Agreement, This Specification is dated and effective as of the Transfer Date set forth below and incorporates the terms and conditions of the Agreement. 1. Transfer Date: , 20 2. Customer 3. Date of Financing: 20 4. Schedule No(s), if any: 5. Remaining scheduled periodic payments due under Financing Document [No. ] ( ) monthly/quarterly payments, in advance/arrears, each in the amount of $ , commencing on . Security Deposit $ 6. Credit Enhancement: dated as of , 20 , by 7. The Products. See the Product Schedule attached hereto and made a part hereof. 8. Total invoice Cost $ 9. Consideration: $ 10. The list of Financing Documents set forth in attached Schedule A and incorporated herein by this reference contains all of the documents executed or delivered to or by Vendor .connection with the Financing. 11. A Notice is required for each Financing and is being delivered to KEY in connection with this Specification. Specify KGF or KEF By: Title: Date: [VENDOR] By: Title: Date: Attachment: Schedule A

SCHEDULE A TO SPECIFICATION OF INTERESTS This Schedule A is attached to and made a part of Specification of interests dated _,20-. The Financing Documents (as defined in Section 1 of the Agreement) are as follows: 1. Master Agreement dated and Schedule No.: OR Financing No, dated 2. Certificate of Acceptance 3. lf the Customer is claiming a tax exempt status, copies of any applicable valid tax exemption certificates 4. Terms and Conditions of Sale 5. lf the interest payable on the Financing is intended to be exempt from federal income taxation, a Form 8038, Form-G, or Form-GC, as applicable, and a validity and tax opinion of counsel acceptable to KGF. 6. CONTINUE THE NUMBERED LIST WITH ALL TRANSACTION DOCUMENTS (AS DEFINED IN SECTION 1 OF THE AGREEMENT) EXECUTED AND/OR DELIVERED IN CONNECTION WITH THE UNDERLYING FINANCING

EXHIBIT 2A TO MASTER ASSIGNMENT AGREEMENT FORM OF NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT (No Guarantor) [VENDOR] LETTERHEAD DATE NAME OF CUSTOMER ADDRESS OF CUSTOMER Re: That certain dated as of [and Schedule No. thereto dated as of and related documents (collectively, “Financing Documents” by and between [Vendor] (“Vendor”) and (“Customer”). Vendor hereby gives Customer notice, and Customer hereby acknowledges receipt of notice, that Vendor has assigned or will be assigning to ("KEY"), whose offices are at 1000 South McCaslin Blvd., Superior, Colorado 80027, all right, title, interest but none of the obligations (other than the obligation not to disturb the Customer's quiet enjoyment) of Vendor in and to the Financing Documents. From and after the date of this Notice and Acknowledgment, all payments of scheduled periodic payments and other sums now or hereafter becoming due pursuant to the Financing Documents or with respect to the equipment, software licenses and services provided by third parties subject thereunder (collectively, the "Product") shall be paid directly to KEY as KEY shall direct. In recognition of KEY's reliance upon this Notice and Acknowledgment, Customer certifies, confirms and agrees as follows: 1. Each of the Financing Documents has been duly authorized, executed and delivered by Customer; constitutes the legal, valid and binding obligation of Customer and is enforceable against Customer in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws and judicial decisions which may affect the remedies provided therein; is in full force and effect on the date of execution of this Notice and Acknowledgment by such party; is free from any refund, set off, reduction, deduction, claim, counterclaim, defense or other right a Customer may have against Vendor, KEY, KEY's affiliates or any other party with respect to the Financing; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Financing Documents has occurred. 2. There are no modifications, amendments or supplements to the Financing Documents; no future modification, termination, amendment or supplement to the Financing Documents shall be effective without KEY's prior written approval; and no settlement of amounts due under the Financing Documents shall be effective without KEY's prior written consent. 3. The Product has been delivered to and accepted by Customer and is in good working order and suitable for Customer's purposes in all respects. The Product is in Customer's possession and is located at the location specified in the Financing Documents. 4. There has been no prepayment of scheduled periodic payments or other sums payable under the Financing Documents and no casualty has occurred with respect to the Product. The Financing Documents are current in all respects, including, but not limited to, the payment of any applicable sales, use and personal property taxes. As of , 20 , remaining scheduled periodic payments due under the Financing Documents are as follows: ( ) monthly/quarterly payments, in advance/arrears, each in the amount of $ . 5. Customer acknowledges and agrees that (a) Vendor shall have no interest or authority of any nature regarding the Product or the Financing Documents other than to satisfy its obligations with respect thereto, (b) unless otherwise instructed in writing by KEY, Customer will deal exclusively with respect to the Financing Documents with KEY and the Vendor, and Customer will deliver all payments and copies of all notices and other communications given or made by Customer to KEY at the address listed above. (c) if the Financing Documents consist of a schedule incorporating the terms of a master agreement, then such Financing Document is separate and severable from each other schedule to the same master agreement, and KEY may take enforcement action independently of the owners or pledgees of such other schedules and independently of the owners or pledgees of equipment not covered by the Financing Documents, and (d) Customer will execute such other instruments and take such actions as KEY reasonably may require to further confirm KEY's rights under the Financing Documents and ownership of the Product. 6. Customer has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Financing Documents or the scheduled periodic payments reserved thereunder or the Product. 7. Customer will keep the Financing Documents and the Product free and clear of all liens and encumbrances (other than the interest of Vendor, KEY or parties claiming by, through or under them). 8. All representations and duties of Vendor intended to induce Customer to enter into the Financing Documents, whether required by the Financing Documents or otherwise, have been fulfilled. 9. Customer has executed only 1 original set of the Financing Documents and of its incorporated master agreement, if any, (which was delivered to Vendor), and has no original in its possession. 10. At the request of KEY, Customer will deliver to KEY evidence satisfactory to KEY that KEY is an additional insured and loss payee under the insurance required to be maintained by the Financing Documents.

Please execute where indicated below and return to the address specified above [Vendor] By: Name: Title: Accepted and agreed to on this day of , 20 . Customer By: Name: Title:

EXHIBIT 2B TO MASTER ASSIGNMENT AGREEMENT FORM OF NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT (Including Guarantor) [VENDOR] LETTERHEAD DATE NAME OF CUSTOMER ADDRESS OF CUSTOMER NAME OF GUARANTOR ADDRESS OF GUARANTOR Re: That certain dated as of , [and Schedule No. thereto dated as of: and related documentation (collectively, "Financing' Documents") by and between [Vendor] ("Vendor") and ("Customer") and that certain related guaranty ("Guaranty") given by ("Guarantor"). Vendor hereby notifies Customer and Guarantor, and Customer and Guarantor hereby acknowledge receipt of notice, that Vendor has assigned or will be assigning to ("KEY"), whose offices are at 1000 South McCaslin Blvd., Superior, Colorado 80027, all right, title, interest but none of the obligations (other than the obligation not to disturb the Customer's quiet enjoyment) of Vendor in and to (i) the Financing Documents, and (ii) solely to the extent related to the Financing Documents, the Guaranty, From and after the date of this Notice and Acknowledgment, all payments of scheduled periodic payments and other sums now or hereafter becoming due pursuant to the Financing Documents or with respect to the equipment, software licenses and services provided by third parties subject thereunder (collectively, the "Product") shall be paid directly to KEY as KEY shall direct and Guarantor agrees to make payment of any and all monies due or to become due Vendor under the Guaranty (solely to the extent related to the Financing Documents) to KEY as directed in writing by KEY. In recognition of KEY's reliance upon this Notice and Acknowledgment, Customer and Guarantor certify, confirm and agree as follows: 1. The Financing Documents and the Guaranty have been duly authorized, executed and delivered by Customer or Guarantor, as applicable; constitute the legal, valid and binding obligation of Customer or Guarantor, as applicable, are enforceable against such party in accordance with the terms thereof except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws and judicial decisions which may affect the remedies provided therein; are in full force and effect on the date of execution of this Notice by such party; are free from any refund, set off, reduction, deduction, claim, counterclaim, defense or other right a Customer may have against Vendor, KEY, KEY's affiliates or any other party with respect to the Financing; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Financing Documents or the Guaranty has occurred. 2. There are no modifications, amendments or supplements to the Guaranty or to the Financing Documents; no future modification, termination, amendment or supplement to the Guaranty or to the Financing Documents shall be effective without KEY's prior written consent; and no settlement of amounts due under the Guaranty or the Financing Documents shall be effective without KEY's prior written consent.

3. The Product has been delivered to and accepted by Customer and is in good working order and suitable for Customer's purposes in all respects. The Product is in Customer's possession and is located at the location specified in the Financing Documents. 4. There has been no prepayment of scheduled periodic payments or other sums payable under the Financing Documents and no casualty has occurred with respect to the Product. The Financing Documents are current in all respects, including, but not limited to, the payment of any applicable sales, use and personal property taxes. As of , 20, remaining scheduled periodic payments due under the Financing Documents are as follows: ( ) monthly/quarterly payments, in advance/arrears, each in the amount of $ . 5. Customer and Guarantor acknowledge and agree that (a) Vendor shall have no interest or authority of any nature regarding the Product or the Financing Documents other than to satisfy its obligations with respect thereto, (b) unless otherwise instructed in writing by KEY, Customer will deal exclusively with respect to the Financing Documents with KEY and the Vendor, and Customer and Guarantor will deliver all payments and copies of all notices and other communications given or made by Customer and Guarantor to KEY at the address listed above, (c) if the Financing Documents consist of a schedule incorporating the terms of a master agreement, then such Financing Document is separate and severable from each other schedule to the same master agreement, and KEY may take enforcement action independently of the owners or pledgees of such other schedules and independently of the owners or pledgees of Product not covered by the Financing Document, and (d) Customer and Guarantor will execute such other instruments and take such actions as KEY reasonably may require to further confirm KEY's rights under the Financing Documents and any Credit Enhancement and KEY's ownership of the Product. 6. Neither Customer nor Guarantor has received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Financing Documents or the scheduled periodic payments reserved thereunder or the Product. 7. Customer will keep .the Financing Documents and the Product free and clear of all liens and encumbrances (other than the interest of Vendor, KEY or parties claiming by, through or under them). 8. All representations and duties of Vendor intended to induce Customer to enter into the Financing Documents, whether required by the Financing Documents or otherwise, have been fulfilled. Any representations or duties of Customer or Vendor intended to induce the Guarantor to enter into the Guaranty, whether required by Financing or otherwise, have been fulfilled. 9. Customer has executed only 1 original set of the Financing Documents and of its incorporated master agreement, if any, (which was delivered to Vendor), and currently neither the Customer nor the Guarantor has an original in its possession. 10. At the request of KEY, Customer will deliver to KEY evidence satisfactory to KEY that KEY is an additional insured and loss payee under the insurance required to be maintained by the Financing Documents. 11. Guarantor acknowledges and agrees that the Guaranty remains in full force and effect notwithstanding the assignment to KEY. Guarantor also acknowledges and agrees that: (a) the term "Obligations" as used in the Guaranty includes all of Customer's present and future obligations and liabilities to KEY under the Financing Documents and (b) the Guaranty may be enforced by KEY against Guarantor with respect to all present and future obligations and liabilities of Customer to KEY under the Financing Documents as if the Guaranty was addressed directly to, and issued for the benefit of, KEY.

Please execute where indicated below and return to the address specified above. [Vendor] By: Name: Title; Accepted and agreed to on this day of , 20 Customer By: Name: Title: Accepted and agreed to on this day of , 20 Guarantor By: Name: Title:

EXHIBIT 2C TO MASTER ASSIGNMENT AGREEMENT FORM OF NOTICE OF ASSIGNMENT [VENDOR] LETTERHEAD DATE NAME OF CUSTOMER ADDRESS OF CUSTOMER Re: That certain dated as of , [and Schedule No. thereto dated as of and related documentation (collectively, "Financing Documents") by and between [Vendor] ("Vendor) and ("Customer). Vendor hereby gives Customer notice that Vendor has assigned or will be assigning to ("KEY"), whose offices are at 1000 South McCaslin Boulevard, Superior, Colorado 80027, all right, title, interest but none of the obligations of Vendor in and to the Financing Documents and the equipment and other personal property subject thereto. From and after the date of this notice, all payments of scheduled periodic payments and other sums now or hereafter becoming due pursuant to the Financing Documents or with respect to the equipment, software licenses and services provided by third parties subject thereunder shall be paid directly to KEY. Vendor has not assigned any of its obligations (other than the obligation not to disturb the Customer's quiet enjoyment) under the Financing Document and remains liable for the performance thereof. You are instructed make all payments now due or to become due directly to KEY, at the address set forth above or to such other address as KEY may direct. Please contact at with any questions. Sincerely, [Vendor] By: Name: Title:

EXHIBIT 2D TO MASTER ASSIGNMENT AGREEMENT FORM OF NOTICE OF ASSIGNMENT [VENDOR] LETTERHEAD DATE NAME OF CUSTOMER ADDRESS OF CUSTOMER NAME OF GUARANTOR ADDRESS OF GUARANTOR Re: That certain dated as of , [and Schedule No. thereto dated as of and related documentation (collectively, “Financing Documents”) by and between [Vendor] (“Vendor”) and (“Customer”) and that certain related guaranty (“Guaranty”) given by (“Guarantor”). Vendor hereby gives Customer and Guarantor notice that Vendor has assigned or will be assigning to (“KEY”), whose offices are at 1000 South McCaslin Boulevard, Superior, Colorado 80027, all right, title, interest but none of the obligations of Vendor in and to the Financing Documents and with respect to the equipment and other personal property subject thereto. From and after the date of this notice, all payments of scheduled periodic payments and other sums now or hereafter becoming due pursuant to the Financing Documents or with respect to the equipment, software licenses and services provided by third parties subject thereunder or with respect to the Guaranty shall be paid directly to KEY. Vendor has not assigned any of its obligations (other than the obligation not to disturb the Customer’s quiet enjoyment) under the Financing Document and remains liable for the performance thereof You are instructed make all payments now due or to become due directly to KEY, at the address set forth above or to such other address as KEY may direct, Please contact at with any questions. Sincerely, [Vendor] By: Name: Title:

EXHIBIT 3 TO MASTER ASSIGNMENT AGREEMENT APPROVED FINANCING FORMS

TRADEMARK LICENSE RIDER (Vendor as Licensor) to MASTER ASSIGNMENT AGREEMENT DATED among KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION, KEY GOVERNMENT FINANCE, INC. and WAYSIDE TECHNOLOGY GROUP, INC. Capitalized terms used and not defined herein shall have the meanings given to them in the above named Agreement. The Agreement, as amended by this Rider, is ratified and affirmed and remains in full force and effect. To enable KEY to include the name and logo of Vendor on Financing Documents prepared by KEY in support of the Agreement, Vendor grants to KEY the rights set forth herein subject to the terms and conditions of this Rider. 1. Grant of Non-Exclusive License. Vendor hereby grants to KEY a nonexclusive, royalty-free, nontransferable, non-sublicensable, license to use the name “ ” and service marks, trademarks, trade names and logos of Vendor set forth in Section 10 below (each a “Permitted Mark” and, collectively, the “Permitted Marks”) under the terms and conditions set forth in this Rider. Vendor reserves all rights not expressly granted herein. 2. Use of the Permitted Marks. KEY shall use the Permitted Marks only in connection with affixing the name and logo of Vendor on Financing Documents prepared by KEY as agent for Vendor in support of the Agreement and for no other purpose, KEY shall comply with the rules and quality standards established by Vendor for use of the Permitted Marks, provided that KEY is provided such rules and standards in writing. 3. Ownership of the Permitted Marks. Vendor owns the Permitted Marks and all associated goodwill, and KEY’s use will Inure to the benefit of Vendor. KEY shall not adopt, use, or register any corporate name, trade name, domain name, trademark, service mark, or certification mark, or other designation similar to, or containing in whole or in part, the Permitted Marks. Vendor shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning the Permitted Marks. 4. Assignment of License. The license to use the Permitted Marks set forth herein may not be assigned, transferred, or sublicensed by KEY without the written consent of Vendor. Any unauthorized transfer of the Permitted Marks shall be null and void. 5. KEY Indemnity. KEY will, at its own expense, indemnify and defend Vendor from and against and will hold Vendor harmless from any Claims resulting from, arising out of or related to KEY’s use of the Vendor Permitted Marks in breach of this Rider provided such Claims are not caused by the breach by Vendor of this Rider. 6. Vendor Indemnity. Vendor will, at its own expense, indemnify and defend KEY from arid against and will hold KEY harmless from any Claims resulting from, arising out of or related to any claims of trademark or other infringement relating to the Vendor Permitted Marks provided such Claims are not caused by KEY’s breach of this Rider, 7. Limitation of Damages. EXCEPT AS PART OF A THIRD PARTY DAMAGE CLAIM FOR WHICH ONE OF THE PARTIES IS OBLIGATED TO INDEMNIFY THE OTHER, FRAUD OR INTENTIONAL MISCONDUCT, NONE OF THE PARTIES SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES (INCLUDING LOSS OF BUSINESS PROFITS) ARISING FROM OR RELATED TO THE GRANT OF THE LICENSE AND THE USE OF THE PERMITTED MARKS, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTIES, INFRINGEMENT OF INTELLECTUAL PROPERTY, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT (OTHER THAN CLAIMS OF FRAUD OR INTENTIONAL MISCONDUCT) SHALL A PARTY BE LIABLE FOR ANY DAMAGES FOR THE OTHER’S USE OF THE PERMITTED MARKS IN VIOLATION OF THE TERMS AND CONDITIONS OF THIS SECTION. 8. Duration of the License. The license to use the Permitted Marks shall terminate upon the earlier of (a) the termination of the Agreement or (b) the termination of this Rider by one party giving the other 60 days’ prior written notice. Upon termination of the license, KEY shall immediately cease and desist from all use of the Permitted Marks.

9. Injunctive Relief. The parties agree that a material breach of the license to use the Permitted Marks is likely to cause irreparable harm such that, upon an adequate showing of such breach and without further proof of irreparable harm other than this acknowledgement, the non-breaching party shall be entitled to seek preliminary injunctive relief. 10. Permitted Marks. TECHXTEND WAYSIDE TECHNOLOGY GROUP LIFEBOAT DISTRIBUTION The parties hereto have caused this Rider to be executed by their duly authorized representatives. KEY EQUIPMENT FINANCE, A DIVISION OF KEY GOVERNMENT FINANCE, INC. KEYBANK NATIONAL ASSOCIATION WAYSIDE TECHNOLOGY GROUP, Inc. By: By: By: Title: Title: Title: Date: Date: Date: 8-3-17

EXHIBIT “B” ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER’S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Form of Notice of Borrowing To: Citibank, N.A. (hereinafter referred to as the “Lender”) in its capacity as the Lender under that certain Second Amended and Restated Revolving Credit Loan Agreement dated November 15 , 2017 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Loan Agreement”) entered into by and among Wayside Technology Group, Inc., Lifeboat Distribution, Inc., Techxtend, Inc., Programmer’s Paradise, Inc., and ISP International Software Partners, Inc. (hereinafter collectively referred to as the “Co-Borrower”) and the Lender. Defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement. Pursuant to Section 2.01(ii) of the Loan Agreement, this Notice of Borrowing in respect of a Loan (hereinafter referred to as the “Notice”) represents the request of the Co-Borrowers to borrow a Loan on , 20 (hereinafter referred to as the “Borrowing, Date”) from the Lender in principal amount of $ with respect to such Loan. Proceeds of such Loan to be deposited on the Borrowing Date in the account maintained by the Co-Borrowers with the Lender, Account No. , in immediately available funds [and immediately thereafter such proceeds shall be wire-transferred to an account maintained with Account Number: The Co-Borrowers hereby certify that (i) the representations and warranties of the Borrower set forth in Sections 4.01 and Section 4.02 of the Loan Agreement and in any other Loan Document (except (a) representations and warranties which expressly speak only as of a different date and (b) representations and warranties that are subject to change as permitted or contemplated by the Loan Documents, and as qualified by the schedules attached thereto and made a part thereof) are true and correct in all material respects as of the Borrowing Date; (ii) no Event of Default or Potential Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document or will result from this proposed Borrowing; and (iii) the Co-Borrowers shall have performed in all material respects all agreements contained in, and shall satisfy all conditions under, Section 3.02 of the Loan Agreement with respect to the requested Loan and the other Loan Documents which are required to be performed by the Co-Borrowers on or prior to such Borrowing Date. The Co-Borrowers hereby represent and warrant and agree that the proceeds of the Loan requested by this Notice shall be used for the purposes permitted under Section 2.01(iv) of the Loan Agreement.

CO-BORROWERS: Dated: , 20 WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer LIFEBOAT DISTRIBUTION, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer TECHXTEND, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer PROGRAMMER’S PARADISE, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a Delaware corporation By: Michael Vesey Chief Financial Officer